            As filed with the Securities and Exchange
                 Commission on February 3, 1997

                                            File No. 33-7812
                                                    811-4791

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                    ________________________

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.                  X

              Post-Effective Amendment No. 23                   X

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                   Amendment No. 24                             X

                     _______________________

              ALLIANCE MUNICIPAL INCOME FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code: (800)221-5672
                     ______________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
     X   immediately upon filing pursuant to paragraph (b)
    ____ on (date) pursuant to paragraph (b)
    ____ 60 days after filing pursuant to paragraph (a)
    ____ on (date) pursuant to paragraph (a) of rule 485.
    ____ 75 days after filing pursuant to paragraph (a)(2)
    ____ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of Capital Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrants filed a notice pursuant to such Rule for its fiscal year ending October 31, 1996 on December 24, 1996.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                              Location in Prospectus
                                                 (Caption)

PART A

Item 1.  Cover Page                        Cover Page

Item 2.  Synopsis                          The Portfolios at a
                                           Glance

Item 3.  Condensed Financial Information   Expense Information

Item 4.  General Description of Registrant Description of the
                                           Portfolios

Item 5.  Management of the Fund            Management of the
                                           Funds; General
                                           Information

Item 6.  Capital Stock and Other
           Securities                      General Information;
                                           Dividends, Distribu-
                                           tions and Federal
                                           Income Taxes

Item 7.  Purchase of Securities Being
           Offered                         Purchase and Sale of
                                           Shares; General
                                           Information

Item 8.  Redemption or Repurchase          Purchase and Sale of
                                           Shares

Item 9.  Pending Legal Proceedings         Not Applicable

PART B                                     Location in State-
                                           ment of Additional
                                           Information
                                              (Caption)

Item 10. Cover Page                        Cover Page

Item 11. Table of Contents                 Cover Page

Item 12. General Information               Management of the
                                           Fund; General
                                           Information

Item 13. Investment Objectives and
           Policies                        Investment Policies
                                           and Restrictions

Item 14. Management of the Registrant      Management of the Fund

Item 15. Control Persons and Principal
           Holders of Securities           Management of the Fund

Item 16. Investment Advisory and
           Other Services                  Management of the Fund

Item 17. Brokerage Allocation and
           Other Practices                 Brokerage and
                                           Portfolio
                                           Transactions

Item 18. Capital Stock and Other
           Securities                      General Information

Item 19. Purchase, Redemption and Pricing
           of Securities Being Offered     Purchase, Redemption
                                           and Repurchase of
                                           Shares; Net Asset
                                           Value

Item 20. Tax Status                        Dividends, Distribu-
                                           tions and Federal
                                           Income Taxes

Item 21. Underwriters                      General Information

Item 22. Calculation of Performance Data   General Information

Item 23. Financial Statements              Financial Statements;
                                           Report of Independent
                                           Auditors

                              Alliance Municipal
                              ------------------
                               Income Portfolios
                              ------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application



                               February 3, 1997

National Portfolio                      Michigan Portfolio
Insured National Portfolio              Minnesota Portfolio
Arizona Portfolio                       New Jersey Portfolio
California Portfolio                    New York Portfolio
Insured California Portfolio            Ohio Portfolio
Florida Portfolio                       Pennsylvania Portfolio
Massachusetts Portfolio                 Virginia Portfolio


Table of Contents                               Page


   The Portfolios At A Glance....................  2
   Expense Information...........................  3
   Financial Highlights..........................  5
   Description of the Portfolios................. 12
     Investment Objective........................ 12
     How the Portfolios Pursue Their Objective... 12
     Additional Investment Practices............. 14
     Certain Fundamental Investment Policies..... 19
     Risk Considerations......................... 19
   Purchase and Sale of Shares................... 20
   Management of the Funds....................... 23
   Dividends, Distributions and Taxes............ 24
   General Information........................... 26

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York  10105

The fourteen Alliance Municipal Income Portfolios, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state tax that is available without assuming undue risk. These securities generally offer current yields above those of higher quality municipal obligations.


Each Portfolio is a series of Alliance Municipal Income Fund, Inc. or Alliance Municipal Income Fund II (each a "Fund"), which are open-end management investment companies. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Portfolio offers three classes of shares which may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Alliance/R/
Investing without the Mystery./SM/

/R//SM/ These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Portfolios At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


                              ALLIANCE MUNICIPAL
                               INCOME PORTFOLIOS

                              National Portfolio
                          Insured National Portfolio
                               Arizona Portfolio
                             California Portfolio
                         Insured California Portfolio
                               Florida Portfolio
                            Massachusetts Portfolio
                              Michigan Portfolio
                              Minnesota Portfolio
                             New Jersey Portfolio
                              New York Portfolio
                                Ohio Portfolio
                            Pennsylvania Portfolio
                              Virginia Portfolio



The Portfolios Seek...
High current tax-free income.

The National Portfolios Invest Principally in...
Diversified portfolios of medium-quality and investment grade municipal securities.

The State Portfolios Invest Principally in...
Non-diversified portfolios of medium-quality and investment grade municipal securities.

The Funds' Investment Manager Is...
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $173 billion in assets under management as of September 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

The Type Of Investor Who May Want To Invest In These Portfolios Is...
An investor who wants tax-free income or is interested in the advantage of tax-free investing. An investment in one of the Portfolios may soften the "tax bite" because the income an investor earns is tax-free. Of course, bond prices and yields will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost.

A Word About Risk...

The prices of the shares of the Alliance Municipal Income Portfolios will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Portfolios--Additional Investment Practices" and "--Risk Considerations."

Getting Started...

Shares of the Portfolios are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Portfolios offer several time and money saving services to investors. Be sure to ask your financial representative about:

                            Automatic Reinvestment
                         Automatic Investment Program
                          Shareholder Communications
                           Dividend Direction Plans
                                 Auto Exchange
                            Systematic Withdrawals
                                 Checkwriting
                          A Choice of Purchase Plans
                            Telephone Transactions
                              24 Hour Information

Alliance/R/
Investing without the Mystery./SM/

/R//SM/ These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Portfolio. The following table summarizes your maximum transaction costs from investing in a Portfolio and annual expenses for each class of shares of each Portfolio. For each Portfolio, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.


                                                              Class A Shares         Class B Shares         Class C Shares
                                                              ---------------  ---------------------------  --------------
Maximum sales charge imposed on purchases (as
a percentage of offering price)......................             4.25% (a)               None                     None
Sales charge imposed on dividend reinvestments.......               None                  None                     None
Deferred sales charge (as a percentage of original
purchase price or redemption proceeds, whichever
is lower).............................................              None       3.0% during the first year,    1% during the
                                                                                decreasing 1.0% annually        first year;
                                                                               to 0% after the third year(b)  0% thereafter
Exchange fee..........................................              None                 None                      None

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.
(b) Class B shares of each Portfolio automatically convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 20.


                Operating Expenses                                                             Examples
------------------------------------------------------- ----------------------------------------------------------------------------

National Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .20%      .20%      .20%    After 1 year    $ 49       $44         $ 14         $ 24        $ 14
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 64       $54         $ 44         $ 44        $ 44
   Other expenses (a)       .19%      .20%      .19%    After 5 years   $ 79       $77         $ 77         $ 76        $ 76
                            ----      ----      ----
  Total Portfolio                                       After 10 years  $125       $131(c)     $131(c)      $167        $167
    Operating expenses (b)  .69%     1.40%     1.39%
                            ====     ====      ====

Insured National Portfolio  Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
   Management fees (after   -------  -------    -------                -------     --------     ---------    --------   ---------
    waiver)                  .50%     .50%      .50%    After 1 year    $ 52        $48         $ 18          $ 27       $ 17
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 74        $64         $ 54          $ 54       $ 54
   Other expenses (a)        .22%     .23%      .22%    After 5 years   $ 96        $94         $ 94          $ 93       $ 93
                            ----     ----      ----
   Total Portfolio                                      After 10 years  $162       $168(c)      $168(c)       $203       $203
    Operating expenses (b)  1.02%     1.73%     1.72%
                            ====      ====      ====

Arizona Portfolio           Class A  Class B   Class C                 Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------   -------                 -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .00%     .00%      .00%    After 1 year    $ 50        $ 45         $ 15         $ 25       $ 15
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 66        $ 57         $ 47         $ 47       $ 47
   Other expenses (after                                After 5 years   $ 84        $ 81         $ 81         $ 81       $ 81
   reimbursement) (a)        .48%     .48%      .48%    After 10 years  $135        $140(c)      $140(c)      $177       $177
                            ----     ----      ----
   Total Portfolio
    Operating expenses (b)   .78%    1.48%     1.48%
                            ====     ====      ====

California Portfolio        Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .35%      .35%     .35%    After 1 year    $ 50        $45         $ 15          $ 25       $ 15
   12b-1 fees                .30%     1.00%    1.00%    After 3 years   $ 66        $56         $ 46          $ 46       $ 46
   Other expenses (a)        .12%      .12%     .12%    After 5 years   $ 83        $80         $ 80          $ 80       $ 80
                            ----      ----     ----
   Total Portfolio                                      After 10 years  $134       $139(c)      $139(c)       $176       $176
   Operating expenses (b)    .77%     1.47%    1.47%
                            ====      ====     ====

Insured California          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
 Portfolio                  -------  -------    -------                -------     --------     ---------    --------   ---------

   Management fees          .55%      .55%      .55%    After 1 year    $ 53        $48         $ 18          $ 28       $ 18
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 75        $66         $ 56          $ 56       $ 56
   Other expenses (a)       .23%      .24%      .23%    After 5 years   $100        $97         $ 97          $ 96       $ 96
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $169       $175(c)      $175(c)       $209       $209
   Operating expenses      1.08%     1.79%     1.78%
                           ====      ====      ====

Florida Portfolio           Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .11%      .11%      .11%    After 1 year    $ 50       $45          $ 15          $ 25       $ 15
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 65       $55          $ 45          $ 45       $ 45
   Other expenses (a)       .32%      .32%      .32%    After 5 years   $ 81       $78          $ 78          $ 78       $ 78
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $129      $135(c)       $135(c)       $171       $171
   Operating expenses (b)   .73%     1.43%     1.43%
                           ====      ====      ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 4 and the discussion following these tables on page 5.


                Operating Expenses                                                             Examples
------------------------------------------------------- ----------------------------------------------------------------------------

Massachusetts Portfolio     Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .00%      .00%      .00%    After 1 year    $ 49       $ 43        $ 13         $ 23        $ 13
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 62       $ 52        $ 42         $ 42        $ 42
   Other expenses (after
    reimbursement) (a)      .32%      .32%      .31%    After 5 years   $ 76       $ 72        $ 72         $ 72        $ 72
                            ---       ---       ---
  Total Portfolio                                       After 10 years  $117       $122(c)     $122(c)      $158        $158
    Operating expenses (b)  .62%     1.32%     1.31%
                            ===      ===       ===

Michigan Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
   Management fees (after   -------  -------    -------                -------     --------     ---------    --------   ---------
    waiver)                  .00%     .00%      .00%    After 1 year    $ 52       $ 47         $ 17          $ 27       $ 17
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 72       $ 62         $ 52          $ 52       $ 52
   Other expenses (after
    reimbursement) (a)       .66%     .66%      .66%    After 5 years   $ 93       $ 90         $ 90          $ 90       $ 90
                             ---      ---       ---
   Total Portfolio                                      After 10 years  $155       $161(c)      $161(c)       $197       $197
    Operating expenses (b)   .96%    1.66%     1.66%
                            ====     ====      ====

Minnesota Portfolio         Class A  Class B   Class C                 Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------   -------                 -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .00%     .00%      .00%    After 1 year    $ 50        $ 44         $ 14         $ 24       $ 14
   12b-1 fees                .30%    1.00%     1.00%    After 3 years   $ 65        $ 55         $ 45         $ 45       $ 45
   Other expenses (after                                After 5 years   $ 81        $ 78         $ 78         $ 77       $ 77
    reimbursement) (a)       .42%     .42%      .41%    After 10 years  $128        $134(c)      $134(c)      $169       $169
                            ----     ----      ----
   Total Portfolio
    Operating expenses (b)   .72%    1.42%     1.41%
                            ====     ====      ====

New Jersey Portfolio        Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                  .18%      .18%     .18%    After 1 year    $ 51       $ 46         $ 16          $ 25       $ 15
   12b-1 fees                .30%     1.00%    1.00%    After 3 years   $ 68       $ 58         $ 48          $ 48       $ 48
   Other expenses (a)        .34%      .35%     .34%    After 5 years   $ 86       $ 83         $ 83          $ 83       $ 83
                            ----      ----     ----
   Total Portfolio                                      After 10 years  $140       $146(c)      $146(c)       $181       $181
    Operating expenses (b)   .82%     1.53%    1.52%
                            ====      ====     ====

New York Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------

   Management fees (after
    waiver                  .15%      .15%      .15%    After 1 year    $ 49       $ 44         $ 14          $ 24       $ 14
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 62       $ 53         $ 43          $ 42       $ 42
   Other expenses (a)       .19%      .20%      .19%    After 5 years   $ 77       $ 74         $ 74          $ 73       $ 73
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $119       $125(c)      $125(c)       $161       $161
    Operating expenses      .64%     1.35%     1.34%
                           ====      ====      ====

Ohio Portfolio              Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .02%      .02%      .02%    After 1 year    $ 50       $ 45         $ 15          $ 25       $ 15
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 65       $ 56         $ 46          $ 46       $ 46
   Other expenses (a)       .43%      .44%      .43%    After 5 years   $ 82       $ 80         $ 80          $ 79       $ 79
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $132      $138(c)       $138(c)       $174       $174
    Operating expenses (b) .75%     1.46%     1.45%
                           ====      ====      ====


Pennsylvania Portfolio      Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .23%      .23%      .23%    After 1 year    $ 52       $ 47         $ 17          $ 27       $ 17
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 73       $ 64         $ 54          $ 54       $ 54
   Other expenses (after
    reimbursement) (a)      .47%      .48%      .47%    After 5 years   $ 95       $ 93         $ 93          $ 92       $ 92
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $160      $166(c)       $166(c)       $201       $201
   Operating expenses (b)  1.00%     1.71%     1.70%
                           ====      ====      ====

Virginia Portfolio          Class A  Class B    Class C                Class A     Class B+     Class B++    Class C+   Class C++
                            -------  -------    -------                -------     --------     ---------    --------   ---------
   Management fees (after
    waiver)                 .00%      .00%      .00%    After 1 year    $ 49       $ 44         $ 14          $ 24       $ 14
   12b-1 fees               .30%     1.00%     1.00%    After 3 years   $ 63       $ 53         $ 43          $ 43       $ 43
   Other expenses (a)       .37%      .37%      .37%    After 5 years   $ 78       $ 75         $ 75          $ 75       $ 75
                           ----      ----      ----
   Total Portfolio                                      After 10 years  $122      $128(c)       $128(c)       $165       $165
    Operating expenses (b)  .67%     1.37%     1.37%
                           ====      ====      ====

--------------------------------------------------------------------------------
 +  Assumes redemption at end of period.
++  Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Portfolio for each shareholder's account.
(b) Net of any voluntary fee waiver and expense reimbursement.
(c) Assumes Class B shares converted to Class A shares after six years.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. Long-term shareholders of a Portfolio may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Funds-- Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the portfolio attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fees listed in the above tables are net of voluntary fee waivers and total expenses are, for certain funds, net of expense reimbursements. Absent such waivers and reimbursements, (i) the management fees for the National, Insured National, California and New York Portfolios would have been .625%, .604%, .625% and .625% of daily average net assets, respectively, and total portfolio operating expenses would have been 1.10%, 1.12%, 1.05% and 1.11% of daily average net assets, respectively, of the Class A shares; 1.81%, 1.83%, 1.75% and 1.82% of daily average net assets, respectively, of the Class B shares; and 1.80%, 1.82%, 1.75% and 1.81% of daily net average net assets, respectively, of the Class C shares; and (ii) the management fees for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios would have been .625% of daily average net assets for each Portfolio, and total portfolio operating expenses would have been 3.69%, 1.33%, 3.15%, 2.77%, 2.19%, 1.35%, 1.48%, 1.45% and 5.18% of daily average net assets, respectively, of the Class A shares, 4.40%, 2.03%, 3.85%, 3.48%, 2.89%, 2.05%, 2.18%, 2.15% and 5.88%
of daily average net assets, respectively, of Class B shares, and 4.41%, 2.02%, 3.84%, 3.48%, 2.88%, 2.04%, 2.16%, 2.14% and 5.88% of daily average net assets for each Portfolio's Class C shares. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Portfolio, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables has been audited by Ernst & Young LLP, the Funds' independent auditors, whose report thereon (referring to financial highlights) appears in the Statement of Additional Information for each Fund. The following information for each Fund should be read in conjunction with financial statements and related notes which are included in each Fund's Statement of Additional Information.

Further information about the Portfolios' performance is contained in each Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


                                 Net                            Net             Net
                                Asset                       Realized and       Increase
                                Value                        Unrealized     (Decrease) In     Dividends From   Distributions
                              Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value   Net Investment     From Net
Fiscal Year or Period           Period        Income++       Investments    From Operations      Income        Realized Gains
---------------------         ------------  --------------  --------------  --------------    --------------   --------------

National Portfolio
Class A
 Year ended 10/31/96............  $10.45       $0.58           $0.06          $0.64               $(0.58)          $0.00
 Year ended 10/31/95............    9.41        0.58            1.04           1.62                (0.58)           0.00
 Year ended 10/31/94............   11.05        0.57           (1.37)         (0.80)               (0.57)          (0.24)
 Year ended 10/31/93............   10.19        0.61            0.88           1.49                (0.62)          (0.01)
 Year ended 10/31/92............    9.96        0.65            0.28           0.93                (0.65)          (0.05)
 Year ended 10/31/91............    9.47        0.66            0.49           1.15                (0.66)           0.00
 Year ended 10/31/90............    9.56        0.68           (0.07)          0.61                (0.68)          (0.02)
 Year ended 10/31/89............    9.48        0.69            0.09           0.78                (0.70)           0.00
 Year ended 10/31/88............    8.61        0.71            0.86           1.57                (0.70)           0.00
 12/29/86+ to 10/31/87..........    9.60        0.61           (0.99)         (0.38)               (0.61)           0.00
 Class B
 Year ended 10/31/96............   10.45        0.51            0.06           0.57                (0.51)           0.00
 Year ended 10/31/95............    9.41        0.51            1.04           1.55                (0.51)           0.00
 Year ended 10/31/94............   11.05        0.50           (1.38)         (0.88)               (0.50)          (0.24)
 1/4/93+ to 10/31/93............   10.43        0.44            0.63           1.07                (0.45)           0.00
 Class C
 Year ended 10/31/96............   10.45        0.51            0.06           0.57                (0.51)           0.00
 Year ended 10/31/95............    9.41        0.51            1.04           1.55                (0.51)           0.00
 Year ended 10/31/94............   11.05        0.50           (1.38)         (0.88)               (0.50)          (0.24)
 5/3/93+ to 10/31/93............   10.70        0.26            0.36           0.62                (0.27)           0.00
Insured National Portfolio
 Class A
 Year ended 10/31/96............  $10.07       $0.51           $0.22          $0.73               $(0.52)          $0.00
 Year ended 10/31/95............    8.96        0.51            1.13           1.64                (0.51)           0.00
 Year ended 10/31/94............   10.76        0.53           (1.40)         (0.87)               (0.53)          (0.39)
 Year ended 10/31/93............    9.87        0.56            0.96           1.52                (0.57)          (0.06)
 Year ended 10/31/92............    9.88        0.60            0.15           0.75                (0.60)          (0.16)
 Year ended 10/31/91............    9.39        0.61            0.49           1.10                (0.61)           0.00
 Year ended 10/31/90............    9.49        0.62           (0.03)          0.59                (0.62)          (0.07)
 Year ended 10/31/89............    9.38        0.62            0.11           0.73                (0.62)           0.00
 Year ended 10/31/88............    8.62        0.62            0.76           1.38                (0.62)           0.00
 12/29/86+ to 10/31/87..........    9.60        0.57           (0.98)         (0.41)               (0.57)           0.00
 Class B
 Year ended 10/31/96............   10.07        0.44            0.22           0.66                (0.45)           0.00
 Year ended 10/31/95............    8.96        0.45            1.12           1.57                (0.45)           0.00
 Year ended 10/31/94............   10.76        0.46           (1.40)         (0.94)               (0.46)          (0.39)
 1/4/93+ to 10/31/93............   10.10        0.40            0.66           1.06                (0.40)           0.00
 Class C
 Year ended 10/31/96............   10.07        0.44            0.22           0.66                (0.45)           0.00
 Year ended 10/31/95............    8.96        0.45            1.12           1.57                (0.45)           0.00
 Year ended 10/31/94............   10.76        0.46           (1.40)         (0.94)               (0.46)          (0.39)
 5/3/93+ to 10/31/93............   10.41        0.24            0.35           0.59                (0.24)           0.00
Arizona Portfolio
 Class A
 Year ended 9/30/96.............  $10.29       $0.55           $0.14          $0.69               $(0.55)         $(0.08)
 Year ended 9/30/95.............    9.77        0.56            0.53           1.09                (0.56)           0.00
 6/1/94+ to 9/30/94.............   10.00        0.20           (0.23)         (0.03)               (0.20)           0.00
 Class B
 Year ended 9/30/96.............   10.29        0.47            0.14           0.61                (0.47)          (0.08)
 Year ended 9/30/95.............    9.77        0.49            0.53           1.02                (0.49)           0.00
 6/1/94+ to 9/30/94.............   10.00        0.18           (0.24)         (0.06)               (0.17)           0.00
 Class C
 Year ended 9/30/96.............   10.30        0.47            0.13           0.60                (0.47)          (0.08)
 Year ended 9/30/95.............    9.77        0.49            0.54           1.03                (0.49)           0.00
 6/1/94+ to 9/30/94.............   10.00        0.17           (0.23)         (0.06)               (0.17)           0.00
California Portfolio
 Class A
 Year ended 10/31/96............  $10.45       $0.58           $0.14          $0.72               $(0.58)         $(0.00)
 Year ended 10/31/95............    9.43        0.59            1.02           1.61                (0.59)           0.00
 Year ended 10/31/94............   10.90        0.59           (1.41)         (0.82)               (0.59)          (0.06)
 Year ended 10/31/93............   10.06        0.61            0.85           1.46                (0.61)          (0.01)
 Year ended 10/31/92............    9.97        0.65            0.13           0.78                (0.65)          (0.04)
 Year ended 10/31/91............    9.58        0.67            0.39           1.06                (0.67)           0.00
 Year ended 10/31/90............    9.65        0.68           (0.03)          0.65                (0.68)          (0.04)
 Year ended 10/31/89............    9.49        0.68            0.17           0.85                (0.69)           0.00
 Year ended 10/31/88............    8.73        0.70            0.75           1.45                (0.69)           0.00
 12/29/86+ to 10/31/87..........    9.60        0.58           (0.87)         (0.29)               (0.58)           0.00
 Class B
 Year ended 10/31/96............   10.45        0.51            0.14           0.65                (0.51)          (0.00)
 Year ended 10/31/95............    9.43        0.51            1.02           1.53                (0.51)           0.00
 Year ended 10/31/94............   10.90        0.52           (1.41)         (0.89)               (0.52)          (0.06)
 1/4/93+ to 10/31/93............   10.27        0.44            0.63           1.07                (0.44)           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 12 and 13.

                                                                    Total       Net Asset              Ratio of Net
                         Distributions     Total      Net Asset   Investment    At End Of   Ratio Of    Investment
                         In Excess of     Dividends     Value     Return Based   Period     Expenses     Income
                        Net Investment      And        End Of     of Net Asset  (000's      To Average  To Average     Portfolio
Fiscal Year Or Period      Income       Distributions  Period         Value     omitted)    Net Assets  Net Assets   Turnover Rate
---------------------   --------------  -------------  ------     ------------  --------    ----------  ----------   -------------
National Portfolio
Class A
Year ended 10/31/96       $0.00           $(0.58)       $10.51        6.32%     $325,288      0.69%(a)     5.55%        137%
Year ended 10/31/95        0.00            (0.58)        10.45       17.73       338,311      0.71 (a)     5.84         118
Year ended 10/31/94       (0.03)           (0.84)         9.41       (7.65)      338,814      0.62 (a)     5.61         110
Year ended 10/31/93       (0.00)           (0.63)        11.05       14.94       386,484      0.65 (a)     5.69         233
Year ended 10/31/92       (0.00)           (0.70)        10.19        9.60       261,895      0.83 (a)     6.35          86
Year ended 10/31/91       (0.00)           (0.66)         9.96       12.55       207,167      0.75 (a)     6.81          64
Year ended 10/31/90       (0.00)           (0.70)         9.47        6.52       185,832      0.60 (a)     7.06         105
Year ended 10/31/89       (0.00)           (0.70)         9.56        8.55       127,149      0.38 (a)     7.25         216
Year ended 10/31/88       (0.00)           (0.70)         9.48       18.87        59,357      0.40 (a)     7.71         261
12/29/86+ to 10/31/87     (0.00)           (0.61)         8.61       (4.14)       20,704      0.50 (a)*    7.71*        181
Class B
Year ended 10/31/96        0.00            (0.51)        10.51        5.61       214,994      1.40 (a)     4.85         137
Year ended 10/31/95        0.00            (0.51)        10.45       16.91       252,357      1.42 (a)     5.13         118
Year ended 10/31/94       (0.02)           (0.76)         9.41       (8.34)      250,391      1.32 (a)     4.91         110
1/4/93+ to 10/31/93        0.00            (0.45)        11.05       10.43       216,489      1.36 (a)*    4.59*        233
Class C
Year ended 10/31/96        0.00            (0.51)        10.51        5.62        96,134      1.39 (a)     4.85         137
Year ended 10/31/95        0.00            (0.51)        10.45       16.93       108,068      1.41 (a)     5.16         118
Year ended 10/31/94       (0.02)           (0.76)         9.41       (8.33)      133,249      1.31 (a)     4.89         110
5/3/93+ to 10/31/93        0.00            (0.27)        11.05        5.84       150,953      1.36 (a)*    4.17*        233
Insured National Portfolio
Class A
Year ended 10/31/96       $0.00           $(0.52)       $10.28        7.43%     $160,425      1.02%(b)     5.04%        157%
Year ended 10/31/95       (0.02)           (0.53)        10.07       18.72       165,548      1.01 (b)     5.37         171
Year ended 10/31/94       (0.01)           (0.93)         8.96       (8.69)      153,656      0.66 (b)     5.40         149
Year ended 10/31/93        0.00            (0.63)        10.76       15.82       185,876      0.73 (b)     5.40         165
Year ended 10/31/92        0.00            (0.76)         9.87        7.88       149,632      0.81 (b)     6.04         105
Year ended 10/31/91        0.00            (0.61)         9.88       12.08       130,723      0.92 (b)     6.34          96
Year ended 10/31/90        0.00            (0.69)         9.39        6.44       118,240      0.92 (b)     6.56          69
Year ended 10/31/89        0.00            (0.62)         9.49        8.07       107,740      1.05 (b)     6.61          91
Year ended 10/31/88        0.00            (0.62)         9.38       16.56       103,864      1.32         6.93         173
12/29/86+ to 10/31/87      0.00            (0.57)         8.62       (4.48)      103,426      1.20 (b)*    6.87*        105
Class B
Year ended 10/31/96        0.00            (0.45)        10.28        6.74        52,156      1.73 (b)     4.32         157
Year ended 10/31/95       (0.01)           (0.46)        10.07       17.91        58,990      1.72 (b)     4.65         171
Year ended 10/31/94       (0.01)           (0.86)         8.96       (9.38)       51,439      1.37 (b)     4.71         149
1/4/93+ to 10/31/93        0.00            (0.40)        10.76       10.68        42,954      1.45 (b)*    4.31*        165
Class C
Year ended 10/31/96        0.00            (0.45)        10.28        6.74        22,763      1.72 (b)     4.34         157
Year ended 10/31/95       (0.01)           (0.46)        10.07       17.91        22,265      1.71 (b)     4.69         171
Year ended 10/31/94       (0.01)           (0.86)         8.96       (9.38)       24,112      1.36 (b)     4.68         149
5/3/93+ to 10/31/93        0.00            (0.24)        10.76        5.75        28,862      1.45 (b)*    3.98*        165
Arizona Portfolio
Class A
Year ended 9/30/96       $(0.03)          $(0.66)       $10.32        6.84%     $  4,409       .78%(c)     5.33%        244%
Year ended 9/30/95        (0.01)           (0.57)        10.29       11.56         2,379       .78 (c)     5.56          85
6/1/94+ to 9/30/94         0.00            (0.20)         9.77       (0.35)          930       .78 (c)*    5.82*         81
Class B
Year ended 9/30/96        (0.03)           (0.58)        10.32        6.10         5,199      1.48 (c)     4.62         244
Year ended 9/30/95        (0.01)           (0.50)        10.29       10.78         3,166      1.48 (c)     4.89          85
6/1/94+ to 9/30/94         0.00            (0.17)         9.77       (0.58)        1,677      1.48 (c)*    5.13*         81
Class C
Year ended 9/30/96        (0.03)           (0.58)        10.32        6.00           710      1.48 (c)     4.61         244
Year ended 9/30/95        (0.01)           (0.50)        10.30       10.89           481      1.48 (c)     4.90          85
6/1/94+ to 9/30/94         0.00            (0.17)         9.77       (0.58)          485      1.48 (c)*    4.70*         81
California Portfolio
Class A
Year ended 10/31/96       $0.00           $(0.58)       $10.59        7.15%     $460,444      0.77%(d)     5.57%        49%
Year ended 10/31/95        0.00            (0.59)        10.45       17.55       478,535      0.74 (d)     5.90         39
Year ended 10/31/94        0.00            (0.65)         9.43       (7.73)      470,308      0.64 (d)     5.78         45
Year ended 10/31/93        0.00            (0.62)        10.90       14.90       531,293      0.74 (d)     5.74         83
Year ended 10/31/92        0.00            (0.69)        10.06        8.05       361,661      0.59 (d)     6.38         77
Year ended 10/31/91        0.00            (0.67)         9.97       11.42       228,755      0.39 (d)     6.80        106
Year ended 10/31/90        0.00            (0.72)         9.58        7.03       143,557      0.39 (d)     7.04         88
Year ended 10/31/89        0.00            (0.69)         9.65        9.25        92,000      0.53 (d)     7.03        193
Year ended 10/31/88        0.00            (0.69)         9.49       17.14        34,112      0.40 (d)     7.45        196
12/29/86+ to 10/31/87      0.00            (0.57)         8.73       (3.14)        7,200      0.50 (d)*    7.28*       197
Class B
Year ended 10/31/96        0.00            (0.51)        10.59        6.37       164,895      1.47 (d)     4.87         49
Year ended 10/31/95        0.00            (0.51)        10.45       16.64       166,759      1.45 (d)     5.19         39
Year ended 10/31/94        0.00            (0.58)         9.43       (8.43)      160,879      1.35 (d)     5.07         45
1/4/93+ to 10/31/93        0.00            (0.44)        10.90       10.60       126,688      1.44 (d)*    4.66*        83

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                                       7

                                Net                            Net
                               Asset                      Realized and     Increase
                               Value                       Unrealized    (Decrease)In   Dividends From   Distributions
                            Beginning Of  Net Investment Gain (Loss) On    Net Asset      Value Net        From Net
Fiscal Year or Period          Period        Income++      Investments  From Operations     Income      Realized Gains
--------------------        ------------  --------------   -----------  --------------- --------------  --------------
California Portfolio
 (cont'd)
Class C
Year ended 10/31/96              $10.45       $0.51            $0.14         $0.65       $(0.51)          $0.00
Year ended 10/31/95                9.43        0.51             1.02          1.53        (0.51)           0.00
Year ended 10/31/94               10.90        0.52            (1.41)        (0.89)       (0.52)          (0.06)
5/3/93+ to 10/31/93               10.54        0.26             0.36          0.62        (0.26)           0.00
Insured California
 Portfolio
Class A
Year ended 10/31/96              $13.32       $0.69            $0.06         $0.75       $(0.68)          $0.00
Year ended 10/31/95               11.79        0.68             1.54          2.22        (0.68)           0.00
Year ended 10/31/94               14.25        0.69            (1.99)        (1.30)       (0.69)          (0.47)
Year ended 10/31/93               12.99        0.70             1.30          2.00        (0.71)          (0.03)
Year ended 10/31/92               12.80        0.76             0.18          0.94        (0.75)           0.00
Year ended 10/31/91               12.19        0.77             0.61          1.38        (0.77)           0.00
Year ended 10/31/90               12.23        0.78            (0.04)         0.74        (0.78)           0.00
Year ended 10/31/89               12.18        0.79             0.06          0.85        (0.80)           0.00
Year ended 10/31/88               11.25        0.85             0.92          1.77        (0.84)           0.00
Ten months ended 10/31/87         13.06        0.73            (1.69)        (0.96)       (0.73)          (0.12)
Class B
Year ended 10/31/96               13.32        0.60             0.05          0.65        (0.58)           0.00
Year ended 10/31/95               11.79        0.58             1.54          2.12        (0.58)           0.00
Year ended 10/31/94               14.25        0.60            (2.00)        (1.40)       (0.59)          (0.47)
1/4/93+ to 10/31/93               13.37        0.49             0.89          1.38        (0.50)           0.00
Class C
Year ended 10/31/96               13.32        0.60             0.05          0.65        (0.58)           0.00
Year ended 10/31/95               11.79        0.58             1.54          2.12        (0.58)           0.00
Year ended 10/31/94               14.25        0.60            (2.00)        (1.40)       (0.59)          (0.47)
5/3/93+ to 10/31/93               13.78        0.29             0.48          0.77        (0.30)           0.00
Florida Portfolio
Class A
Year ended 9/30/96                $9.58       $0.54            $0.16         $0.70       $(0.54)          $0.00
Year ended 9/30/95                 8.89        0.55             0.69          1.24        (0.55)           0.00
Year ended 9/30/94                10.25        0.55            (1.35)        (0.80)       (0.55)          (0.01)
6/25/93+ to 9/30/93               10.00        0.16             0.25          0.41        (0.16)           0.00
Class B
Year ended 9/30/96                 9.58        0.47             0.17          0.64        (0.47)           0.00
Year ended 9/30/95                 8.89        0.47             0.70          1.17        (0.47)           0.00
Year ended 9/30/94                10.25        0.48            (1.35)        (0.87)       (0.48)          (0.01)
6/25/93+ to 9/30/93               10.00        0.14             0.25          0.39        (0.14)           0.00
Class C
Year ended 9/30/96                 9.58        0.47             0.17          0.64        (0.47)           0.00
Year ended 9/30/95                 8.89        0.47             0.70          1.17        (0.47)           0.00
Year ended 9/30/94                10.25        0.48            (1.35)        (0.87)       (0.48)          (0.01)
6/25/93+ to 9/30/93               10.00        0.14             0.25          0.39        (0.14)           0.00
Massachusetts Portfolio
Class A
Year ended 9/30/96               $10.50       $0.60            $0.44         $1.04       $(0.59)         $(0.08)
Year ended 9/30/95                10.12        0.58             0.41          0.99        (0.58)           0.00
3/29/94+ to 9/30/94               10.00        0.31             0.11          0.42        (0.30)           0.00
Class B
Year ended 9/30/96                10.49        0.52             0.45          0.97        (0.52)          (0.08)
Year ended 9/30/95                10.12        0.52             0.39          0.91        (0.52)           0.00
3/3/94+ to 9/30/94                10.00        0.27             0.11          0.38        (0.26)           0.00
Class C
Year ended 9/30/96                10.49        0.52             0.45          0.97        (0.52)          (0.08)
Year ended 9/30/95                10.12        0.52             0.39          0.91        (0.52)           0.00
3/29/94+ to 9/30/94               10.00        0.25             0.13          0.38        (0.26)           0.00
Michigan Portfolio
Class A
Year ended 10/31/96              $10.10       $0.52            $0.22         $0.74       $(0.52)         $(0.17)
Year ended 10/31/95                9.35        0.52             0.78          1.30        (0.52)           0.00
2/25/94+ to 10/31/94              10.00        0.33            (0.65)        (0.32)       (0.33)           0.00
Class B
Year ended 10/31/96               10.10        0.45             0.22          0.67        (0.45)          (0.17)
Year ended 10/31/95                9.35        0.45             0.78          1.23        (0.45)           0.00
2/25/9+ to 10/31/94               10.00        0.29            (0.65)        (0.36)       (0.29)           0.00
Class C
Year ended 10/31/96               10.10        0.45             0.22          0.67        (0.45)          (0.17)
Year ended 10/31/95                9.35        0.45             0.78          1.23        (0.45)           0.00
2/25/94+ to 10/31/94              10.00        0.29            (0.65)        (0.36)       (0.29)           0.00

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Please refer to the footnotes on pages 12 and 13.

                                                                  Total        Net Assets                Ratio of Net
                      Distributions      Total      Net Asset    Investment    At End Of     Ratio Of     Investment
                       in Excess of    Dividends      Value     Return Based     Period       Expenses     Income
                      Net Investment      and         End Of    on Net Asset     (000's      To Average   To Average   Portfolio
Fiscal Year or Period     Income     Distributions    Period         Value      omitted)     Net Assets   Net Assets  Turnover Rate
--------------------  -------------  ------------   --------    ------------   ----------    ----------  -----------  -------------
California Portfolio
 (cont'd)
Class C
Year ended 10/31/96       $0.00          $(0.51)       $10.59        6.38%    $ 90,917      1.47%(d)      4.87%          49%
Year ended 10/31/95        0.00           (0.51)        10.45       16.64       87,793      1.44 (d)      5.22           39
Year ended 10/31/94        0.00           (0.58)         9.43       (8.43)     103,622      1.34 (d)      5.06           45
5/3/93+ to 10/31/93        0.00           (0.26)        10.90        5.98      117,379      1.44 (d)*     4.42*          83
Insured California
 Portfolio
Class A
Year ended 10/31/96       $0.00          $(0.68)       $13.39        5.79%    $101,542      1.08%         5.19%         118%
Year ended 10/31/95       (0.01)          (0.69)        13.32       19.29      103,940      1.04 (e)      5.34          103
Year ended 10/31/94        0.00           (1.16)        11.79       (9.73)      94,857      0.82 (e)      5.29          100
Year ended 10/31/93        0.00           (0.74)        14.25       15.64      120,734      0.94 (e)      5.06          186
Year ended 10/31/92        0.00           (0.75)        12.99        7.52       90,477      0.78 (e)      5.77           60
Year ended 10/31/91        0.00           (0.77)        12.80       11.62       69,757      0.79 (e)      6.13           59
Year ended 10/31/90        0.00           (0.78)        12.19        6.29       56,933      0.86 (e)      6.42          104
Year ended 10/31/89        0.00           (0.80)        12.23        7.24       53,302      0.90 (e)      6.43          100
Year ended 10/31/88        0.00           (0.84)        12.18       16.27       46,017      0.32 (e)      7.27          112
Ten months ended 10/31/87  0.00           (0.85)        11.25       16.18       25,254      0.10 (e)*     7.56*         116
Class B
Year ended 10/31/96        0.00           (0.58)        13.39        4.99       26,696      1.79          4.49          118
Year ended 10/31/95       (0.01)          (0.59)        13.32       18.35       27,816      1.74 (e)      4.61          103
Year ended 10/31/94        0.00           (1.06)        11.79      (10.43)      24,591      1.53 (e)      4.60          100
1/4/93+ to 10/31/93        0.00           (0.50)        14.25       10.43       21,234      1.65 (e)*     3.85*         186
Class C
Year ended 10/31/96        0.00           (0.58)        13.39        4.99       12,826      1.78          4.49          118
Year ended 10/31/95       (0.01)          (0.59)        13.32       18.35       14,323      1.74 (e)      4.64          103
Year ended 10/31/94        0.00           (1.06)        11.79      (10.43)      12,472      1.52 (e)      4.59          100
5/3/93+ to 10/31/93        0.00           (0.30)        14.25        5.63       15,971      1.65 (e)*     3.74*         186
Florida Portfolio
Class A
Year ended 9/30/96       $(0.01)         $(0.55)        $9.73        7.45%    $ 14,297      0.73%(f)      5.52%         237%
Year ended 9/30/95         0.00           (0.55)         9.58       14.44       11,956      0.73 (f)      5.91          146
Year ended 9/30/94         0.00           (0.56)         8.89       (8.03)       8,227      0.38 (f)      5.70          185
6/25/93+ to 9/30/93        0.00           (0.16)        10.25        4.10        4,145      0.00 (f)*     5.44*          82
Class B
Year ended 9/30/96        (0.01)          (0.48)         9.74        6.78       22,235      1.43 (f)      4.81          237
Year ended 9/30/95        (0.01)          (0.48)         9.58       13.56       20,660      1.42 (f)      5.22          146
Year ended 9/30/94         0.00           (0.49)         8.89       (8.72)      18,048      1.08 (f)      4.99          185
6/25/93+ to 9/30/93        0.00           (0.14)        10.25        3.91        9,588      0.61 (f)*     4.74*          82
Class C
Year ended 9/30/96        (0.01)          (0.48)         9.74        6.78       30,121      1.43 (f)      4.81          237
Year ended 9/30/95        (0.01)          (0.48)         9.58       13.56       30,787      1.42 (f)      5.27          146
Year ended 9/30/94         0.00           (0.49)         8.89       (8.72)      42,405      1.08 (f)      4.97          185
6/25/93+ to 9/30/93        0.00           (0.14)        10.25        3.91       28,249      0.61 (f)*     4.74*          82
Massachusetts Portfolio
Class A
Year ended 9/30/96       $(0.02)         $(0.69)       $10.85       10.25%    $  3,211      0.62%(g)      5.62%         246%
Year ended 9/30/95        (0.03)          (0.61)        10.50       10.19        1,337      0.60 (g)      5.67          155
3/29/94+ to 9/30/94        0.00           (0.30)        10.12        4.14          565      0.60 (g)*     5.98*         146
Class B
Year ended 9/30/96        (0.02)          (0.62)        10.84        9.52        3,683      1.32 (g)      4.93          246
Year ended 9/30/95        (0.02)          (0.54)        10.49        9.32        1,754      1.30 (g)      4.90          155
3/3/94+ to 9/30/94         0.00           (0.26)        10.12        3.78          725      1.30 (g)*     5.13*         146
Class C
Year ended 9/30/96        (0.02)          (0.62)        10.84        9.52        4,514      1.31 (g)      4.88          246
Year ended 9/30/95        (0.02)          (0.54)        10.49        9.32        2,556      1.30 (g)      4.85          155
3/29/94+ to 9/30/94        0.00           (0.26)        10.12        3.78          774      1.30 (g)*     4.00*         146
Michigan Portfolio
Class A
Year ended 10/31/96      $(0.03)         $(0.72)       $10.12        7.54%    $  6,123      0.96%(h)      5.21%         242%
Year ended 10/31/95       (0.03)          (0.55)        10.10       14.40        5,158      1.36 (h)      5.27          151
2/25/94+ to 10/31/94       0.00           (0.33)         9.35       (3.24)       2,473      0.93 (h)*     5.83*         222
Class B
Year ended 10/31/96       (0.03)          (0.65)        10.12        6.80        3,553      1.66 (h)      4.51          242
Year ended 10/31/95       (0.03)          (0.48)        10.10       13.58        2,424      2.06 (h)      4.57          151
2/25/94+ to 10/31/94       0.00           (0.29)         9.35       (3.65)       1,722      1.63 (h)*     4.93*         222
Class C
Year ended 10/31/96       (0.03)          (0.65)        10.12        6.80        3,940      1.66 (h)      4.50          242
Year ended 10/31/95       (0.03)          (0.48)        10.10       13.58        2,886      2.06 (h)      4.69          151
2/25/94+ to 10/31/94       0.00           (0.29)         9.35       (3.65)       2,778      1.63 (h)*     4.92*         222

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                                       9

                                                               Net
                            Net Asset                      Realized and     Net Increase
                               Value                        Unrealized      (Decrease) In   Dividends From   Distributions
                            Beginning Of   Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
Fiscal Year or Period         Period          Income+      Investments     From Operations      Income       Realized Gains
---------------------       ------------   --------------  --------------  ---------------  ---------------  --------------
Minnesota Portfolio
 Class A
 Year ended 9/30/96               $ 9.49         $0.53         $ 0.11          $ 0.64          $(0.53)          $ 0.00
 Year ended 9/30/95                 9.19          0.53           0.32            0.85           (0.53)            0.00
 Year ended 9/30/94                10.28          0.55          (1.09)          (0.54)          (0.55)            0.00
 6/25/93+ to 9/30/93               10.00          0.15           0.28            0.43           (0.15)            0.00
 Class B
 Year ended 9/30/96                 9.49          0.46           0.11            0.57           (0.46)            0.00
 Year ended 9/30/95                 9.18          0.46           0.33            0.79           (0.46)            0.00
 Year ended 9/30/94                10.28          0.48          (1.10)          (0.62)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.28            0.41           (0.13)            0.00
 Class C
 Year ended 9/30/96                 9.50          0.46           0.10            0.56           (0.46)            0.00
 Year ended 9/30/95                 9.19          0.46           0.33            0.79           (0.46)            0.00
 Year ended 9/30/94                10.27          0.48          (1.08)          (0.60)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.27            0.40           (0.13)            0.00
New Jersey Portfolio
 Class A
 Year ended 9/30/96               $ 9.65         $0.51         $ 0.11          $ 0.62          $(0.51)          $ 0.00
 Year ended 9/30/95                 9.07          0.54           0.59            1.13           (0.54)            0.00
 Year ended 9/30/94                10.29          0.55          (1.22)          (0.67)          (0.55)            0.00
 6/25/93+ to 9/30/93               10.00          0.15           0.29            0.44           (0.15)            0.00
 Class B
 Year ended 9/30/96                 9.66          0.44           0.10            0.54           (0.45)            0.00
 Year ended 9/30/95                 9.07          0.47           0.60            1.07           (0.47)            0.00
 Year ended 9/30/94                10.28          0.48          (1.21)          (0.73)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.28            0.41           (0.13)            0.00
 Class C
 Year ended 9/30/96                 9.66          0.44           0.10            0.54           (0.45)            0.00
 Year ended 9/30/95                 9.07          0.47           0.60            1.07           (0.47)            0.00
 Year ended 9/30/94                10.28          0.48          (1.21)          (0.73)          (0.48)            0.00
 6/25/93+ to 9/30/93               10.00          0.13           0.28            0.41           (0.13)            0.00
New York Portfolio
 Class A
 Year ended 10/31/96              $ 9.62         $0.55         $ 0.04          $ 0.59          $(0.55)          $ 0.00
 Year ended 10/31/95                8.72          0.55           0.90            1.45           (0.55)            0.00
 Year ended 10/31/94               10.17          0.55          (1.40)          (0.85)          (0.55)           (0.04)
 Year ended 10/31/93                9.53          0.57           0.79            1.36           (0.58)           (0.14)
 Year ended 10/31/92                9.30          0.60           0.24            0.84           (0.60)           (0.01)
 Year ended 10/31/91                8.78          0.62           0.52            1.14           (0.62)            0.00
 Year ended 10/31/90                8.92          0.64          (0.14)           0.50           (0.64)            0.00
 Year ended 10/31/89                8.88          0.65           0.04            0.69           (0.65)            0.00
 Year ended 10/31/88                8.11          0.65           0.77            1.42           (0.65)            0.00
 12/29/86+ to 10/31/87              9.60          0.58          (1.49)          (0.91)          (0.58)            0.00
 Class B
 Year ended 10/31/96                9.62          0.48           0.04            0.52           (0.48)            0.00
 Year ended 10/31/95                8.72          0.48           0.90            1.38           (0.48)            0.00
 Year ended 10/31/94               10.17          0.48          (1.41)          (0.93)          (0.47)           (0.04)
 1/4/93+ to 10/31/93                9.61          0.41           0.56            0.97           (0.41)            0.00
 Class C
 Year ended 10/31/96                9.62          0.48           0.04            0.52           (0.48)            0.00
 Year ended 10/31/95                8.72          0.48           0.90            1.38           (0.48)            0.00
 Year ended 10/31/94               10.17          0.48          (1.41)          (0.93)          (0.47)           (0.04)
 5/3/93+ to 10/31/93                9.89          0.24           0.29            0.53           (0.25)            0.00
Ohio Portfolio
 Class A
 Year ended 9/30/96               $ 9.53         $0.52         $ 0.11          $ 0.63          $(0.53)          $ 0.00
 Year ended 9/30/95                 9.06          0.54           0.48            1.02           (0.54)            0.00
 Year ended 9/30/94                10.26          0.55          (1.19)          (0.64)          (0.55)           (0.01)
 6/25/93+ to 9/30/93               10.00          0.15           0.26            0.41           (0.15)            0.00
 Class B
 Year ended 9/30/96                 9.54          0.46           0.09            0.55           (0.46)            0.00
 Year ended 9/30/95                 9.06          0.47           0.49            0.96           (0.47)            0.00
 Year ended 9/30/94                10.26          0.48          (1.19)          (0.71)          (0.48)           (0.01)
 6/25/93+ to 9/30/93               10.00          0.13           0.26            0.39           (0.13)            0.00
 Class C
 Year ended 9/30/96                 9.54          0.46           0.09            0.55           (0.46)            0.00
 Year ended 9/30/95                 9.06          0.47           0.49            0.96           (0.47)            0.00
 Year ended 9/30/94                10.26          0.48          (1.19)          (0.71)          (0.48)           (0.01)
 6/25/93+ to 9/30/93               10.00          0.13           0.26            0.39           (0.13)            0.00

--------------------------------------------------------------------------------

Please refer to the footnotes on pages 12 and 13.

                                                                  Total       Net Assets             Ratio Of Net
                     Distributions      Total        Net Asset   Investment    At End Of   Ratio Of   Investment
                     in Excess of     Dividends       Value    Return Based    Period     Expenses      Income
                    Net Investment      And           End Of   on Net Asset    (000's    To Average   To Average     Portfolio
                        Income      Distributions     Period      Value        omitted)  Net Assets   Net Assets   Turnover Rate
                    -------------   -------------   --------   ------------   ---------  ----------  ------------  -------------
Minnesota Portfolio
Class A
Year ended 9/30/96        $(0.02)     $(0.55)         $9.58        6.95%        $  3,165   0.72%(i)        5.54%         195%
Year ended 9/30/95         (0.02)     (0.55)           9.49        9.63            2,414   0.71 (i)        5.71          117
Year ended 9/30/94          0.00      (0.55)           9.19       (5.35)           2,125   0.09 (i)        5.71          143
6/25/93+ to 9/30/93         0.00      (0.15)          10.28        4.34              994   0.00 (i)*       5.20*          61
Class B
Year ended 9/30/96         (0.02)     (0.48)           9.58        6.15            8,291   1.42 (i)        4.82          195
Year ended 9/30/95         (0.02)     (0.48)           9.49        8.90            7,299   1.42 (i)        4.97          117
Year ended 9/30/94          0.00      (0.48)           9.18       (6.15)           6,150   0.80 (i)        5.00          143
6/25/93+ to 9/30/93         0.00      (0.13)          10.28        4.16            2,665   0.43 (i)*       4.50*          61
Class C
Year ended 9/30/96         (0.02)     (0.48)           9.58        6.03            6,553   1.41 (i)        4.82          195
Year ended 9/30/95         (0.02)     (0.48)           9.50        8.89            7,305   1.41 (i)        5.05          117
Year ended 9/30/94          0.00      (0.48)           9.19       (5.95)           9,489   0.79 (i)        4.90          143
6/25/93+ to 9/30/93         0.00      (0.13)          10.27        4.06            6,697   0.43 (i)*       4.50           61
New Jersey Portfolio
Class A
Year ended 9/30/96        $(0.04)    $(0.55)          $9.72        6.57%        $ 15,520   0.82%(j)        5.26%         132%
Year ended 9/30/95         (0.01)     (0.55)           9.65       12.91           11,612   0.82 (j)        5.73           86
Year ended 9/30/94          0.00      (0.55)           9.07       (6.67)           9,257   0.20 (j)        5.65          171
6/25/93+ to 9/30/93         0.00      (0.15)          10.29        4.44            6,679   0.00 (j)*       5.37*          47
Class B
Year ended 9/30/96         (0.03)     (0.48)           9.72        5.66           39,099   1.53 (j)        4.56          132
Year ended 9/30/95         (0.01)     (0.48)           9.66       12.15           34,695   1.53 (j)        5.03           86
Year ended 9/30/94          0.00      (0.48)           9.07       (7.28)          30,459   0.91 (j)        4.96          171
6/25/93+ to 9/30/93         0.00      (0.13)          10.28        4.16           15,637   0.63 (j)*       4.67*          47
Class C
Year ended 9/30/96         (0.03)     (0.48)           9.72        5.66%          22,579   1.52 (j)        4.56         132
Year ended 9/30/95         (0.01)     (0.48)           9.66       12.14           21,255   1.52 (j)        5.09          86
Year ended 9/30/94          0.00      (0.48)           9.07       (7.28)          26,472   0.90 (j)        4.93         171
6/25/93+ to 9/30/93         0.00      (0.13)          10.28        4.16           21,193   0.63 (j)*       4.67*         47
New York Portfolio
Class A
Year ended 10/31/96        $0.00     $(0.55)          $9.66        6.30%        $179,452   0.64%(k)        5.66%         64%
Year ended 10/31/95         0.00      (0.55)           9.62       17.10          183,987   0.75 (k)        5.93          69
Year ended 10/31/94        (0.01)     (0.60)           8.72       (8.76)         182,170   0.66 (k)        5.75          69
Year ended 10/31/93         0.00      (0.72)          10.17       14.71          214,259   0.68 (k)        5.76          63
Year ended 10/31/92         0.00      (0.61)           9.53        9.39          162,549   0.70 (k)        6.37          69
Year ended 10/31/91         0.00      (0.62)           9.30       13.36          136,484   0.65 (k)        6.81          48
Year ended 10/31/90         0.00      (0.64)           8.78        5.71          118,875   0.44 (k)        7.08         101
Year ended 10/31/89         0.00      (0.65)           8.92        8.03           70,766   0.37 (k)        7.14         119
Year ended 10/31/88         0.00      (0.65)           8.88       18.08           27,731   0.43 (k)        7.43         146
12/29/86+ to 10/31/87       0.00      (0.58)           8.11       (9.77)           9,985   0.20 (k)*       7.68*        210
Class B
Year ended 10/31/96         0.00      (0.48)           9.66        5.52           96,959   1.35 (k)        4.95          64
Year ended 10/31/95         0.00      (0.48)           9.62       16.19           94,400   1.45 (k)        5.21          69
Year ended 10/31/94        (0.01)     (0.52)           8.72       (9.44)          81,941   1.36 (k)        5.05          69
1/4/93+ to 10/31/93         0.00      (0.41)          10.17       10.29           58,504   1.39 (k)*       4.70*         63
Class C
Year ended 10/31/96         0.00      (0.48)           9.66        5.52           34,562   1.34 (k)        4.95          64
Year ended 10/31/95         0.00      (0.48)           9.62       16.19           32,259   1.44 (k)        5.24          69
Year ended 10/31/94        (0.01)     (0.52)           8.72       (9.44)          34,646   1.36 (k)        5.03          69
5/3/93+ to 10/31/93         0.00      (0.25)          10.17        5.37           38,245   1.38 (k)*       4.42*         63
Ohio Portfolio
Class A
Year ended 9/30/96        $(0.02)    $(0.55)          $9.61        6.72%        $  6,054   0.75%(l)        5.47%        182%
Year ended 9/30/95         (0.01)     (0.55)           9.53       11.63            4,170   0.75 (l)        5.74         108
Year ended 9/30/94          0.00      (0.56)           9.06       (6.44)           2,810   0.04 (l)        5.67         161
6/25/93+ to 9/30/93         0.00      (0.15)          10.26        4.15            1,050   0.00 (l)*       5.30*         55
Class B
Year ended 9/30/96         (0.02)     (0.48)           9.61        5.82           25,334   1.46 (l)        4.77         182
Year ended 9/30/95         (0.01)     (0.48)           9.54       10.88           21,821   1.46 (l)        5.08         108
Year ended 9/30/94          0.00      (0.49)           9.06       (7.13)          20,267   0.74 (l)        4.95         161
6/25/93+ to 9/30/93         0.00      (0.13)          10.26        3.97            8,952   0.17 (l)*       4.60*         55
Class C
Year ended 9/30/96         (0.02)     (0.48)           9.61        5.82           17,203   1.45 (l)        4.78         182
Year ended 9/30/95         (0.01)     (0.48)           9.54       10.88           18,874   1.45 (l)        5.14         108
Year ended 9/30/94          0.00      (0.49)           9.06       (7.13)          26,294   0.74 (l)        4.89         161
6/25/93+ to 9/30/93         0.00      (0.13)          10.26        3.97           19,894   0.17 (l)*       4.60*         55

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                                       11
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

Pennsylvania Portfolio
 Class A
 Year ended 9/30/96............  $ 9.64      $ 0.49       $ 0.28        $ 0.77       $(0.53)         $ 0.00
 Year ended 9/30/95............    9.18        0.54         0.48          1.02        (0.54)           0.00
 Year ended 9/30/94............   10.25        0.56        (1.06)        (0.50)       (0.56)          (0.01)
 6/25/93+ to 9/30/93...........   10.00        0.16         0.25          0.41        (0.16)           0.00
 Class B
 Year ended 9/30/96............    9.65        0.46         0.24          0.70        (0.46)           0.00
 Year ended 9/30/95............    9.18        0.47         0.49          0.96        (0.47)           0.00
 Year ended 9/30/94............   10.25        0.49        (1.06)        (0.57)       (0.49)          (0.01)
 6/25/93+ to 9/30/93...........   10.00        0.14         0.25          0.39        (0.14)           0.00
 Class C
 Year ended 9/30/96............    9.65        0.46         0.24          0.70        (0.46)           0.00
 Year ended 9/30/95............    9.18        0.47         0.49          0.96        (0.47)           0.00
 Year ended 9/30/94............   10.24        0.49        (1.05)        (0.56)       (0.49)          (0.01)
 6/25/93+ to 9/30/93...........   10.00        0.14         0.24          0.38        (0.14)           0.00
Virginia Portfolio
 Class A
 Year ended 9/30/96............  $10.29       $0.57       $ 0.37        $ 0.94       $(0.57)         $(0.08)
 Year ended 9/30/95............    9.69        0.56         0.61          1.17        (0.56)           0.00
 4/29/94+ to 9/30/94...........   10.00        0.24        (0.31)        (0.07)       (0.24)           0.00
 Class B
 Year ended 9/30/96............   10.29        0.50         0.36          0.86        (0.50)          (0.08)
 Year ended 9/30/95............    9.69        0.49         0.61          1.10        (0.49)           0.00
 4/29/94+ to 9/30/94...........   10.00        0.22        (0.32)        (0.10)       (0.21)           0.00
 Class C
 Year ended 9/30/96............   10.29        0.50         0.36          0.86        (0.50)          (0.08)
 Year ended 9/30/95............    9.70        0.49         0.60          1.09        (0.49)           0.00
 4/29/94+ to 9/30/94...........   10.00        0.21        (0.30)        (0.09)       (0.21)           0.00

--------------------------------------------------------------------------------
 + Commmencement of operations and/or distribution.

++ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured National Portfolio for the fiscal year ended October 31, 1988 and the Insured California Portfolio for the fiscal year ended October 31, 1996.
*    Annualized.
(a) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.10%, 1.09%, 1.09%, 1.08%, 1.11%, 1.14%, 1.15%, 1.31%, 1.62% and
     2.25% for Class A shares, 1.81%, 1.80%, 1.80% and 1.78% for Class B shares and 1.80% ,1.78%, 1.79% and 1.78% for Class C shares.

(b) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.12%, 1.12%, 1.11%, 1.11%, 1.12%, 1.17%, 1.20%, 1.29% and
     1.54% for Class A shares, 1.83%, 1.83%, 1.82% and 1.83% for Class B shares and 1.82%, 1.82%, 1.81% and 1.83% for Class C shares.
(c) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 3.69%, 4.88% and 7.71% for Class A shares, 4.40%, 5.58% and 8.41% for Class B shares and 4.41%, 5.58% and 8.41% for Class C shares.
(d) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.04%, 1.05%, 1.06%, 1.07%, 1.11%, 1.13%, 1.39%, 1.89% and
     2.30% for Class A shares, 1.75%, 1.75%, 1.75% and 1.78% for Class B shares and 1.74%, 1.75%, 1.75% and 1.78% for Class C shares.

(e) If the Insured California Portfolio had borne all expenses, the respective expense ratios (beginning with the fiscal year ended 10/31/95) would have been 1.09%, 1.08%, 1.08%, 1.09%, 1.20%, 1.23%, 1.37%, 1.45% and 1.36% for
     Class A shares, 1.80%, 1.78% and 1.79% for Class B shares and 1.79%, 1.77% and 1.79% for Class C shares.


Pennsylvania Portfolio
Class A
Year ended 9/30/96       $(0.03)         $(0.56)          $9.85        8.17%  $ 21,104      1.00%(m)               5.40%       185%
Year ended 9/30/95        (0.02)          (0.56)           9.64       11.53      8,721      1.00 (m)               5.78        114
Year ended 9/30/94         0.00           (0.57)           9.18       (5.02)     7,149      0.45 (m)               5.73        156
6/25/93+ to 9/30/93        0.00           (0.16)          10.25        4.12      4,170      0.00 (m)*              5.67*        75
Class B
Year ended 9/30/96        (0.03)          (0.49)           9.86        7.38     30,440      1.71 (m)               4.69        185
Year ended 9/30/95        (0.02)          (0.49)           9.65       10.78     28,559      1.71 (m)               5.09        114
Year ended 9/30/94         0.00           (0.50)           9.18       (5.72)    25,637      1.16 (m)               5.01        156
6/25/93+ to 9/30/93        0.00           (0.14)          10.25        3.94     12,173      0.40 (m)*              4.97*        75
Class C
Year ended 9/30/96        (0.03)          (0.49)           9.86        7.37     13,996      1.70 (m)               4.69        185
Year ended 9/30/95        (0.02)          (0.49)           9.65       10.78     15,052      1.70 (m)               5.09        114
Year ended 9/30/94         0.00           (0.50)           9.18       (5.63)    18,198      1.15 (m)               4.99        156
6/25/93+ to 9/30/93        0.00           (0.14)          10.24        3.84     13,541      0.40 (m)*              4.97*        75
Virginia Portfolio
Class A
Year ended 9/30/96        $0.00          $(0.65)         $10.58        9.39%  $  2,455      0.67%(n)               5.39%       298%
Year ended 9/30/95        (0.01)          (0.57)          10.29       12.46      1,855      0.67 (n)               5.59        128
4/29/94+ to 9/30/94        0.00           (0.24)           9.69       (0.71)     1,249      0.57 (n)*              5.62*        65
Class B
Year ended 9/30/96         0.00           (0.58)          10.57        8.57      3,345      1.37 (n)               4.70        298
Year ended 9/30/95        (0.01)          (0.50)          10.29       11.67      1,193      1.37 (n)               4.80        128
4/29/94+ to 9/30/94        0.00           (0.21)           9.69       (1.01)       224      1.27 (n)*              4.97*        65
Class C
Year ended 9/30/96         0.00           (0.58)          10.57        8.58        642      1.37 (n)               4.73        298
Year ended 9/30/95        (0.01)          (0.50)          10.29       11.56        122      1.37 (n)               4.81        128
4/29/94+ to 9/30/94        0.00           (0.21)           9.70       (0.91)        43      1.27 (n)*              4.67*        65

--------------------------------------------------------------------------------

(f) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.33%, 1.33%, 1.27% and 1.30% for Class A shares, 2.03%, 2.03%, 1.98%
     and 2.00% for Class B shares and 2.02%, 2.03%, 1.97% and 2.00% for Class C shares.
(g) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios would have been 3.15%, 6.44% and 13.2% for Class A shares, 3.85%,7.14% and 13.9% for Class B shares and 3.84%, 7.14% and 13.9% for
     Class C shares.
(h) If the Michigan Portfolio had borne all expenses, the respective expense ratios would have been 2.77%, 3.43% and 3.97% for Class A shares, 3.48%, 4.12% and 4.67% for Class B shares and 3.48%, 4.13% and 4.67% for Class C shares.
(i) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 2.19%, 2.30%, 2.12% and 1.89% for Class A shares, 2.89%, 3.02%, 2.83%
     and 2.59% for Class B shares and 2.88%, 3.00%, 2.82% and 2.59% for Class C shares.
(j) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.35%, 1.35%, 1.33% and 1.29% for Class A shares, 2.05%, 2.06%, 2.03%
     and 1.99% for Class B shares and 2.04%, 2.06%, 2.02% and 1.99% for Class C shares.
(k) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.12%, 1.11%, 1.13%, 1.13%, 1.20%, 1.23%, 1.48%, 1.98% and
     2.30% for Class A shares, 1.82%, 1.83%, 1.82% and 1.84% for Class B shares and 1.81%, 1.82%, 1.81% and 1.84% for Class C shares.
(l) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.48%, 1.51%, 1.42% and 1.32% for Class A shares, 2.18%, 2.21%, 2.13% and
     2.02% for Class B shares and 2.16%, 2.20%, 2.12% and 2.02% for Class C shares.
(m) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the more recent fiscal period) would have been 1.45%, 1.47%, 1.46% and 1.31% for Class A shares, 2.15%, 2.17%, 2.16% and 2.01% for Class B shares and 2.14%, 2.17%, 2.15% and 2.01%
     for Class C shares.
(n) If the Virginia Portfolio had borne all expenses, the respective expense ratios would have been 5.18%, 8.96% and 12.29% for Class A shares, 5.88%, 9.66% and 12.99% for Class B shares and 5.88%, 9.66% and 12.99% for Class C shares.

--------------------------------------------------------------------------------
Description Of The Portfolios
--------------------------------------------------------------------------------

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund. Except as otherwise indicated, the Portfolios' investment policies are not "fundamental policies" and may, therefore, be changed without a shareholder vote. However, no Portfolio will change its investment policies without contemporaneous written notice to its shareholders. There is no guarantee that any Portfolio will achieve its investment objective.

Investment Objective

The investment objective of each Portfolio (other than the Insured California Portfolio, as discussed below) is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term debt obligations issued by: (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and, (ii) in the case of each of the State Portfolios, the named state, and its political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities." The average weighted maturity of the securities in each Portfolio normally will range between 10 and 25 years.

Current Federal tax law distinguishes between municipal securities issued to finance certain "private activities" and other municipal securities. Such private activity bonds include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs, and water and sewage projects. Interest from such "private activity bonds" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the alternative minimum tax ("AMT") when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.

How the Portfolios Pursue Their Objective

The National Portfolio invests principally in a diversified portfolio of municipal securities, the interest from which is wholly exempt from Federal income taxes except when received by a shareholder who will be subject to the AMT. The National Portfolio may invest without limit in AMT-Subject Bonds. As of October 31, 1996, 89% of the National Portfolio's total net assets was invested in AMT-Subject Bonds.

The Insured National Portfolio invests principally in AMT-Exempt Bonds that are insured as to the payment of principal and interest ("insured securities"). The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: (i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt Bonds; and (ii) as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. (See page 14 for a further discussion of the insurance feature.) The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio. From time to time, the National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and from personal income tax in the named state, or in the case of the Florida Portfolio, from the Florida intangible tax (Florida currently imposes no income taxes on individuals.) Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each Portfolio other than the Insured National and Insured California Portfolios may invest without limit in AMT-Subject Bonds.

The Insured California Portfolio seeks to provide as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with the preservation of capital. As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in municipal bonds issued by California or its political subdivisions ("California Bonds"), at least 80% of its total assets in insured bonds, and not to invest in AMT-Subject Bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured California Bonds.

The California Portfolio invests in AMT-Subject Bonds issued by California and its political subdivisions. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject Bonds. The California Portfolio normally will invest at least 65% of its total assets in California Bonds. As of October 31, 1996, 73% of the California Portfolio's total net assets was invested in AMT-Subject Bonds.

The New York Portfolio invests in AMT-Subject Bonds issued by New York State and its political subdivisions. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be so invested. In addition, the Portfolio will invest in at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. As of October 31, 1996, 76% of the Portfolio's total net assets was invested in AMT-Subject Bonds.

As of September 30, 1996, 43% of the Arizona Portfolio's total net assets, 51% of the Florida Portfolio's total net assets, 57% of the Massachusetts Portfolio's total net assets, 25% of the Michigan Portfolio's total assets, 43% of the Minnesota Portfolio's total net assets, 58% of the New Jersey Portfolio's total net assets, 60% of the Ohio Portfolio's total net assets, 77% of the Pennsylvania Portfolio's total net assets and 39% of the Virginia Portfolio's total net assets were invested in AMT-Subject Bonds.

As a matter of fundamental policy, each of the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios will normally invest (i) at least 65% of its total assets in municipal securities of the named state, and (ii) at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. In addition, the New Jersey Portfolio will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities and obligations of the U.S. government, its agencies and instrumentalities ("U.S. Government Securities")). Where consistent with applicable state law, each State Portfolio may also invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from Federal income tax and personal income tax (or the Florida intangible tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Municipal Securities--Further Information. The two principal classifications of municipal securities are bonds and notes. Municipal bonds, which are intended to meet longer-term capital needs, are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its assets in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations which are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities the interest on which is paid from projects of a similar type.)

Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Normally, lower-rated municipal securities provide yields superior to those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service, Inc. ("Moody's"), or A or BBB by Standard & Poor's Ratings Services (S&P), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Each Portfolio may maintain up to 25% of its net assets, in municipal securities rated below Baa by Moody's and below BBB by S&P, Duff & Phelps and Fitch or, if non-rated, determined by Alliance to be of comparable quality. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Non-rated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

During the fiscal year ended October 31, 1996, the Insured National and Insured California Portfolios invested all of their assets in securities rated A and above by S&P, or if unrated by S&P, considered by Alliance to be of equivalent quality to securities rated A or above. During the following Portfolios' fiscal years ended in 1996, on a weighted average basis, the percentages of the assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, were as follows:

Portfolio       A and above    BBB   BB    B
---------------------------------------------

National            74%         21%   5%  --
Arizona             73          14   13   --
California          75           9   11   5%
Florida             60          17   23   --
Massachusetts       88          12   --   --
Michigan            95           5   --   --
Minnesota           70          17   13   --
New Jersey          85          15   --   --
New York            89          10   --   1
Ohio                66          29    5   --
Pennsylvania        76          24   --   --
Virginia            82          --   18   --

Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating or inverse floating rates of interest. See "Additional Investment Practices--Zero Coupon Securities" and "--Variable, Floating and Inverse Floating Rate Investments." Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. At the time of purchase by a Portfolio, insured securities are either (i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Portfolio's Fund by an appropriate insurer. If a municipal security is already covered by a Specific Issue Insurance Policy when acquired by the Portfolio, then coverage will not be duplicated by a Mutual Fund Insurance Policy. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for a Mutual Fund Insurance Policy and/or Special Issue Insurance Policy will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for a Mutual Fund Insurance Policy, and for many Specific Issue Insurance Policies, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce each Portfolio's current yield. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National and Insured California Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by any insurer having a claims-paying ability rated AA by S&P or Aaa by Moody's. Alliance is familiar with five such insurers, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA") and Asset Guaranty. S&P has rated AAA the claims-paying ability of MBIA, FGIC, AMBAC, FSA and AA the claims paying ability of Asset Guaranty and the municipal bonds insured by these organizations. Further information with respect to MBIA, FGIC, AMBAC, FSA and Asset Guaranty is provided in the Statement of Additional Information of Alliance Municipal Income Fund, Inc.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Portfolios may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

Derivatives. The Portfolios may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, and in place of more traditional direct investments. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

 .    Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 .    Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 .    Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 .    Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of this type of structured security include certain securities described below under "Variable, Floating and Inverse Floating Rate Instruments."

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

 .    Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

 .    Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's portfolio and the ability to forecast price and interest rate movements correctly.

 .    Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 .    Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 .    Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 .    OTHER RISKS--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. Following is a description of specific derivatives currently used by one or more of the Portfolios.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time. See "Illiquid Securities" below.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government Securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some

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

cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swap, cap or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. Each Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes--Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund.

Variable, Floating and Inverse Floating Rate Instruments. Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in municipal securities, the interest rate on which has been divided into two variable components, which when combined result in a fixed interest rate. These are generally known as inverse floaters. Typically, the first of the components (the "auction component") pays an interest rate that is reset periodically through an auction process, while the second of the components (the "residual component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged) the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility in terms of market value, such that the market values of inverse floaters will tend to decrease more rapidly during periods of rising interest rates, and increase more rapidily in periods of falling interest rates, than those of fixed rate municipal securities.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. With respect to each Portfolio that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors or Trustees of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors or Trustees.

Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "How The Portfolios Pursue Their Objective" above. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government Securities or repurchase agreements).

Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Portfolio has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Portfolio are set forth in the Statements of Additional Information.

No Portfolio other than the Insured California Portfolio may: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of the total assets of the National and Insured National Portfolios and 50% of the total assets of the State Portfolios (other than the Insured California Portfolio) each such Portfolio may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, the Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer); (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) have more than 5% of its assets invested in repurchase agreements with the same dealer; (v) borrow money except from banks for temporary or emergency purposes and then in amounts not exceeding 20% of its total assets; or (vi) in the case of the National, Insured National, New York and California Portfolios, invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments.

The Insured California Portfolio may not: (i) except when investing for temporary defensive purposes, invest more than 35% of its total assets in securities not covered by insurance which provides for the payment of principal of and interest on such securities or invest more than 20% of its total assets in securities the interest from which is subject to Federal income tax and California personal income tax (there is no limit on the amount of securities that may be insured by a single insurance company); (ii) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the voting securities of any one issuer except that up to 50% of the Insured California Portfolio's total assets may be invested without regard to this limitation and except that this does not limit the amount of the Insured California Portfolio's assets that may be invested in U.S. Government Securities; (iii) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or (subject to (ii) above) in U.S. Government Securities; (iv) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; or (v) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of its total assets at the time of such borrowing.

RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. See the Statements of Additional Information for a description of the ratings used by Moody's, S&P, Duff & Phelps and Fitch.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities.

Non-rated Securities. Non-rated securities will also be considered for investment by a Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible than a geographically diversified municipal securities portfolio to local risk factors. Such risks arise from the financial condition of the state involved and its municipalities. To the extent such state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Statements of Additional Information of the Funds provide certain information about the particular states.

Each Portfolio, however, intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of any such single issuer. A Portfolio's investments in U.S. Government securities are not subject to these limitations.

Purchase And Sale Of Shares
How To Buy Shares

You can purchase shares of any of the Portfolios through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Portfolio is $250. The minimum for subsequent investments in each Portfolio is $50. Investments of $25 or more are allowed under the automatic investment program in each Portfolio. Share certificates are issued only upon request. Under certain conditions, the Funds may suspend purchases of shares. See the Subscription Application and Statements of Additional Information for more information. In the case of the State Portfolios, each Portfolio is available only to residents of the indicated state.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Portfolio offers three classes of shares, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

CLASS A SHARES -- INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                             Initial Sales Charge
                          as % of                           Commission to
                         Net Amount         as % of       Dealer/Agent as %
Amount Purchased          Invested       Offering Price   of Offering Price
---------------------------------------------------------------------------
Less than $100,000          4.44%            4.25%               4.00%
---------------------------------------------------------------------------
$100,000 to
less than $250,000          3.36             3.25                3.00
---------------------------------------------------------------------------
$250,000 to
less than $500,000          2.30             2.25                2.00
---------------------------------------------------------------------------
$500,000 to
less than $1,000,000        1.78             1.75                1.50
---------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the Statements of Additional Information.

CLASS B SHARES -- DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of the Class B shares until the redemption of those shares, as follows:

YEAR SINCE PURCHASE  CDSC
-------------------------
First                  3%
Second                 2%
Third                  1%
Fourth               None

Class B shares are subject to higher distribution fees than Class A shares for a period of six years (at which time they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES -- ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares without any initial sales charge. The Portfolio will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Portfolio. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

APPLICATION OF THE CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

HOW THE PORTFOLIOS VALUE THEIR SHARES

The net asset value of each Class of shares in a Portfolio is calculated by dividing the value of the Portfolio's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe would accurately reflect fair market value.

GENERAL

The decision as to which Class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Portfolios. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Portfolios. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Portfolio to a Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to the Funds, and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with your certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Portfolio for shares of the same class of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange request must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement"), to provide investment advice and, in general, to conduct the management and investment program of each Portfolio of each Fund, subject to the general supervision and control of the Board of Directors or Trustees of that Fund.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is an Assistant Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults has been an Assistant Vice President of ACMC since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling more than $173 billion (of which approximately $59 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was retained as an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statements of Additional Information under "Management of the Fund."

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted a Rule 12b-1 plan (the "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, each Portfolio pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Portfolio's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Portfolio's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Portfolio attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Portfolio in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Portfolio, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Portfolio's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Portfolio by their customers. Distribution services fees received from the Portfolios with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Portfolios, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Portfolio's shares.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of each Portfolio, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years.

AFD's compensation with respect to Class B and Class C shares under the Plans is directly tied to its expenses incurred. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect.

Unreimbursed distribution expenses incurred as of the end of each Portfolio's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Portfolios were, as of that time, as follows:

                        Amount of unreimbursed Distribution Expenses
                         Carried Over (as % of Class's Net Assets)
                                Class B                 Class C

National                $3,752,255     (1.75%)   $2,193,843    (2.28%)
Insured National        $1,813,206     (3.48%)   $  789,090    (3.47%)
Arizona                 $  574,137    (11.04%)   $  102,785   (14.48%)
California              $4,465,745     (2.71%)   $1,852,542    (2.04%)
Insured California      $1,344,057     (5.03%)   $  479,829    (3.74%)
Florida                 $  875,269     (3.94%)   $  884,271    (2.94%)
Massachusetts           $  461,771    (12.54%)   $  430,278    (9.53%)
Michigan                $  439,303    (12.36%)   $  513,896   (13.04%)
Minnesota               $  822,187     (9.92%)   $  533,757    (8.15%)
New Jersey              $1,664,772     (4.26%)   $  550,787    (2.44%)
New York                $2,914,342     (3.01%)   $  880,036    (2.55%)
Ohio                    $1,216,859     (4.80%)   $  641,860    (3.73%)
Pennsylvania            $1,173,017     (3.85%)   $  559,425    (4.00%)
Virginia                $  575,512    (17.21%)   $  113,956   (17.75%)

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the National and Insured National Portfolio may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                   AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Portfolio will be declared on each Fund business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Funds pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES

Generally. Each Portfolio intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code (the "Code") and, as such, will not be liable for federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders.

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to Federal income tax. However, under current tax law, some individuals and corporations may be subject for Federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject Bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income, and distributions to shareholders of net realized long-term capital gains are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his or her Portfolio shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for Federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject Bonds should consult their tax advisers before purchasing shares of a Portfolio.

If a shareholder holds shares for six months or less and during that time receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of such shares would be disallowed to the extent of such distribution.

Substantially all of the dividends paid by a Portfolio are anticipated to be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions which are exempt from federal income taxes. The Funds will report annually to shareholders the percentage and source of interest earned by a Portfolio which is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes, and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio which is exempt from Florida intangible tax.

EACH INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISER TO DETERMINE THE TAX STATUS, WITH REGARD TO HIS OR HER TAX SITUATION, OF DISTRIBUTIONS FROM THE PORTFOLIOS.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Arizona income tax imposed on individuals, corporations, estates and trusts. Such dividends will be exempt from Arizona income tax to the extent they are derived from Arizona municipal securities and U.S. Government Securities. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations the interest of which is exempt from Arizona state income taxes.

California and Insured California Portfolios. Distributions of interest income by the California Portfolio and by the Insured California Portfolio, to the extent derived from California tax-exempt obligations, will be exempt from California personal income tax.

Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an intangible personal property tax at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal income tax. Such dividends will be exempt from Massachusetts personal income tax to the extent attributable to interest from Massachusetts municipal securities exempt from the Massachusetts personal income tax or U.S. Government Securities and are so designated. Dividends designated as attributable to capital gains will be subject to the Massachusetts personal income tax at capital gains tax rates except to the extent designated as attributable to gains on certain Massachusetts municipal securities. Dividends paid by the Portfolio to a corporate shareholder will be subject to Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangibles and single business taxes. Such dividends will be exempt from Michigan personal income tax, the Michigan intangible personal property tax and the Michigan single business tax to the extent that such distributions are derived from Michigan municipal securities and U.S. Government Securities, and provided that at least 50% of the total assets of the Portfolio consist of Michigan municipal securities at the close of each quarter of the Fund's taxable year. To the extent the distributions are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities. For Michigan income, intangibles and single business tax purposes, distributions representing income derived by the Portfolio from sources other than Michigan municipal securities and U.S. Government Securities will be included in Michigan taxable income and will be included in the taxable bases of the Michigan single business and intangibles taxes, except that distributions from capital gains which are reinvested in Portfolio shares are exempt from intangibles taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from Minnesota personal income tax. However, at least 95% of the exempt-interest dividends paid by the Portfolio during a Fund fiscal year must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Portfolio to be exempt from the Minnesota personal income tax. Under current Minnesota tax law, some individuals may be subject to the Minnesota AMT on distributions to shareholders out of the income from AMT-Subject Bonds in which the Portfolio invests. Exempt-interest dividends paid by the Portfolio to shareholders that are corporations are subject to Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the Portfolio must, among other things, invest only in interest bearing obligations, obligations issued at a discount, and cash and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, it must have not less than 80% of the aggregate principal amount of its investments, excluding certain financial options and similar financial instruments described above and cash and cash items, invested in New Jersey municipal securities or U.S. Government Securities at the close of each quarter of the tax year. Distributions attributable to gains from New Jersey municipal securities also will be exempt from New Jersey personal income tax, provided the Portfolio satisfies the above requirements. Exempt-interest dividends paid by the Portfolio to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax.

New York Portfolio. Distributions of interest income by the Portfolio, to the extent derived from New York State municipal securities, or from obligations issued by the government of Puerto Rico or by its authority, will be exempt from New York State and New York City personal income taxes.

Ohio Portfolio. Distributions of interest income and gain by the Portfolio, to the extent such distributions are derived from Ohio municipal securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income base of the Ohio corporate franchise tax; provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. Dividends paid by the Portfolio will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal securities or U.S. Government Securities. Exempt-interest dividends paid by the Portfolio and dividends attributable to interest on U.S. Government securities also are not subject to the Pennsylvania Corporate Net Income Tax. Portfolio shares are not considered exempt assets for the purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax. Shares of the Portfolio also are exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government Securities.

Virginia Portfolio. Shareholders may be subject to state and local taxes on distributions from the Portfolio, including distributions which are exempt from Federal income taxes. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia income taxes. So long as the Portfolio qualifies as a regulated investment company under the Code and at least 50% of the value of the total assets of the Portfolio at the end of each quarter of its taxable year consists of obligations whose interest is exempt from Federal income taxes, dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes to the extent such distributions are either (i) exempt from regular Federal income tax and attributable to interest on Virginia municipal securities or obligations issued by Puerto Rico, the United States Virgin Islands, or Guam or (ii) attributable to interest on obligations of the United States or any authority, commission or instrumentality of the United States. As a general rule, distributions attributable to gains of the Portfolio and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares of a Portfolio as a factor in the selection of dealers to enter into portfolio transactions with the Funds.

ORGANIZATION

Alliance Municipal Income Fund, Inc. is a Maryland corporation organized on July 30, 1986. Alliance Municipal Income Fund II is a Massachusetts business trust organized on April 2, 1993. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by Federal or, in the case of Alliance Municipal Income Fund, Inc., state law. Shareholders have available certain procedures for the removal of Directors or Trustees.

A shareholder in a Portfolio will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of that Portfolio represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each Fund vote together as a single class on matters, such as the election of Directors or Trustees, that affect each Portfolio in substantially the same manner. Class A, Class B and Class C shares of a Portfolio have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Board of Directors or Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of that Portfolio. Since this Prospectus sets forth information about both Funds, it is theoretically possible that one Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning the other Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to the organization of a Fund are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Funds' registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the Principal Underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Portfolios advertise their "yield" and "total return", which are computed separately for Class A, Class B and Class C shares. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolios may also state a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. The Portfolios may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the periods prescribed by the Commission. A Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Portfolio's shares are assumed to have been paid. These advertisements may quote performance rankings or ratings of the Portfolios by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Portfolio's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by each Fund with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by a Fund of the securities of the other Fund whose securities are also offered by this prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to the other Fund. See "General Information--Organization."


                                                     SUBSCRIPTION APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
                                             THE ALLIANCE MUNICIPAL INCOME PORTFOLIOS
                                        (see instructions at the front of the application)

====================================================================================================================================

[ ]  INDIVIDUAL OR JOINT ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Owner's Name (First Name)                 (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Social Security Number (Required to open account)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Joint Owner's Name* (First Name)          (MI)                 (Last Name)
     * Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[ ]  GIFT/TRANSFER TO A MINOR

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Custodian - One Name Only (First Name)    (MI)                 (Last Name)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Minor (First Name)                        (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Minor's Social Security Number (Required to open account)   Under the State of________ (Minor's Residence)
                                                                 Uniform Gifts/Transfer to Minor's Act

[ ]  TRUST ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trustee

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust (cont'd)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Trust Dated                                  Tax ID or Social Security Number (Required to open account)

[ ]  OTHER

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Corporation, Partnership, investment only retirement plan, or other Entity

     [ ][ ][ ][ ][ ][ ][ ][ ][ ]                  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Tax ID Number                                Trustee Name (Retirement Plans Only)

====================================================================================================================================

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Street

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     City                                         State                      Zip Code

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     If Non-U.S., Specify Country

     [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]         [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]
     Daytime Phone                                Evening Phone

     I am a:    [ ] U.S. Citizen        [ ] Non-Resident Alien          [ ] Resident Alien      [ ] Other




                                                       For Alliance Use Only






------------------------------------------------------------------------------------------------------------------------------------
                                                    3. YOUR INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

The minimum investment is $250 per fund.  The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Municipal Income Fund Portfolio(s) and elect distribution options as indicated.
Dividend and Capital Gain Distribution Options:         R   Reinvestment distributions into my fund account.
                                                        -   --------------------------

------------------------------------------              C   Send my distributions in cash to the address I have provided in
        BROKER/DEALER USE ONLY                          -   -----------------------------
            WIRE CONFIRM #                                  Section 2.  (Complete Section 4D for direct deposit to your bank
------------------------------------------                  account.  Complete Section 4E for payment to a third party.)

                                                        D   Direct my distributions to another Alliance fund.  Complete the
------------------------------------------              -   ------------------------------------------------
                                                            appropriate portion of Section 4A to direct your distributions
                                                            (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).
------------------------------------
                                                           CLASS OF SHARES
     Make all checks payable to        -------------------------------------------------------  DISTRIBUTIONS OPTIONS
       Alliance Fund Services                                CONTINGENT                               *CIRCLE*
                                         INITIAL SALES        DEFERRED         ASSET-BASED       ---------------------
------------------------------------         CHARGE         SALES CHARGE       SALES CHARGE                  CAPITAL
        ALLIANCE FUND NAME                     A                 B                  C           DIVIDENDS     GAINS
------------------------------------   ----------------  ------------------  ----------------   ---------   ---------
National Portfolio                     $           (84)  $            (284)  $          (384)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Insured National Portfolio                         (86)               (286)             (386)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Arizona Portfolio                                 (114)               (214)             (314)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
California Portfolio                               (85)               (285)             (385)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Insured California Portfolio                       (91)               (291)             (391)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Florida Portfolio                                  (65)               (265)             (365)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Massachusetts Portfolio                           (115)               (215)             (315)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Michigan Portfolio                                (117)               (217)             (317)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Minnesota Portfolio                                (61)               (261)             (361)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New Jersey Portfolio                               (69)               (269)             (369)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New York Portfolio                                 (83)               (283)             (383)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Ohio Portfolio                                     (80)               (280)             (380)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Portfolio                             (67)               (267)             (367)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Virginia Portfolio                                (121)               (221)             (321)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT                $                 $                   $
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
--------------------------------
 SIGNATURE CARD                      NAME OF FUND:                              For Class A and C only:
--------------------------------     -----------------------------------------
CLASS A OR CLASS C ACCOUNT #
(if known)                                                                      To apply for checkwriting privileges, please
------------------------------------------------------------------------------  complete the signature card to the left.  The
ACCOUNT NAME(S) AS REGISTERED                                                   minimum amount any check can be written
                                                                                for is $500.  The checkwriting privilege is not
------------------------------------------------------------------------------  transferable to any other fund account.  If the
SOCIAL SECURITY NUMBER                                                          account registration is changed, the check
                                                                                writing privilege terminates and must be reap-
------------------------------------------------------------------------------  plied for.
AUTHORIZED SIGNATURE(S) -- for joint accounts, all owners, or their legal
                           representatives, must sign this card.                Checkwriting may result in the imposition of a
                                                                                contingent deferred sales charge against your
1. ........................................................................     account.
2. ........................................................................
3. ........................................................................
------------------------------------------------------------------------------
Check One Box   [ ] All the above signatures are required on checks written against this account.
                [ ] Any one signature is acceptable on checks written against this account.
                [ ] A combination of signatures is required (specify number).

Subject to conditions printed on reverse side.

                                         STATE STREET BANK AND TRUST COMPANY

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:   [ ][ ][ ][ ][ ][ ][ ][ ][ ]

--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-----------------------------------
A. AUTOMATIC INVESTMENT PLANS (AIP)
-----------------------------------
[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

                                Monthly Dollar Amount            Day of Withdrawal
Fund Name                       ($25 minimum)                    (1st thru 31st)                 Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------

Your bank must be a member of the National Automated Clearing House Association (NACHA).


[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to another Alliance fund within the same class of shares.

"From" Fund Name                "From" Fund Account #            "To" Fund Name                  "To" Fund Account #
                                (if existing)                                                    (if existing)
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------


[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                      "From" Fund Account #    Dollar Amount   Day of Exchange/**/                            "To" Fund Account #
"From" Fund Name      (if existing)            ($25 minimum)   (1st thru 31st)       "To" Fund Name           (if existing)
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------

/**/ Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


------------------------------------
B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
    . $10,000 for monthly payments,         . $5,000 for bi-monthly payments,
               . $4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.


[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                           Dollar Amount ($50 minimum)              Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------


PLEASE SEND MY SWP PROCEEDS TO:

   [ ] MY CHECKING ACCOUNT (via EFT)-
                                                                  (1st - 31st)
       I would like to have these payments occur on or about the [            ]
       of the months circled above. (Complete Section 4D)

   [ ] MY ADDRESS OF RECORD (via CHECK)

   [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)


                                                                  60088GEN-MIApp

------------------------------------
C. PURCHASES AND REDEMPTIONS VIA EFT
------------------------------------

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  PURCHASES AND REDEMPTIONS VIA EFT


  [ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.
      In the case of shares purchased by check or EFT, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

-------------------
D. BANK INFORMATION
-------------------

 This bank account information will be used for:
 [ ] Distributions (Section 3)           [ ] Automatic Investments (Section 4A)
 [ ] Systematic Withdrawals (Section 4B) [ ] Telephone Transactions (Section 4C)

 Please attach a voided check:
 -                                                                            -


                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




 -                                                                            -
 Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

 For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

------------------------------
E. THIRD PARTY PAYMENT DETAILS
------------------------------

 This third party payee information will be used for:

 [ ] Distributions (Section 3)          [ ] Systematic Withdrawals (Section 4B)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 1

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 2

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 3


---------------------------------
F. REDUCED CHARGES (CLASS A ONLY)
---------------------------------
 If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

 A. RIGHT OF ACCUMULATION

 [ ] Please link the tax idemnification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

 B. STATEMENT OF INTENT

 [ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

 [ ] $100,000   [ ] $250,000    [ ] $500,000    [ ] $1,000,000

     If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.



-------------------------- -------------------------- --------------------------
Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
     5. SHAREHOLDER AUTHORIZATION           This section MUST be completed
                                                         ----
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]  I do not elect the telephone     [_]  I do not elect the telephone
          ---                                   ---
     exchange service.                     redemption by check service.



I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid back-up withholding.


------------------------------------    ------------------
Signature                               Date

------------------------------------    ------------------   -----------------
Signature                               Date                 Acceptance Date


--------------------------------------------------------------------------------
      DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------------   -----------------------------------
Dealer/Agent Firm                           Authorized Signature

-----------------------------------------   ------   --------------------------
Representative First Name                   MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                       State             Zip Code

                                           (                )
--------------------------------------------------------------------------------
Branch Number                              Branch Phone


--------------------------------------------------------------------------------

The payment of funds is authorized by the signature(s) appearing on the reverse side.

If this card is signed by more than one person, all checks will require all signatures appearing on the reverse side unless a lesser number is indicated. If no indication is given, all checks will require all signatures. Each signatory guarantees the genuineness of the other signatures.

The Bank is hereby appointed agent by the person(s) signing this card (the "Depositor[s]") and, as agent, is authorized and directed to present checks drawn on this checking account to Alliance __________________________________ ("the Fund") or its transfer agent as requests to redeem shares of "the Fund" registered in the name of the Depositor(s) in the amounts of such checks and to deposit the proceeds of such redemptions in this checking account. The Bank shall be liable only for its own negligence.

The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking account as amended from time to time. The Bank and "the Fund" reserve the right to change, modify or terminate this checking account and authorization at any time.

Checks may not be for less than $500 or such other minimum amount as may from time to time be established by "the Fund" upon prior written notice to its shareholders. Shares purchases by check (including certified or cashier's check) will not be redeemed within 15 calendar days of such purchase by checkwriting or any other method of redemption.

No checkwriting available on Alliance World Income and Alliance Corporate Bond.

ENCLOSE THIS CARD WITH THE APPLICATION FORM
60000GEN-SF

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                     ALLIANCE MUNICIPAL INCOME PORTFOLIOS

National Portfolio            Florida Portfolio         New Jersey Portfolio
Insured National Portfolio    Massachusetts Portfolio   New York Portfolio
Arizona Portfolio             Michigan Portfolio        Ohio Portfolio
California Portfolio          Minnesota Portfolio       Pennsylvania Portfolio
Insured California Portfolio                            Virginia Portfolio

--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and          For certified or overnight
mail it to:                                  deliveries, send to:
     Alliance Fund Services, Inc.            Alliance Fund Services, Inc.
     P.O. Box 1520                           500 Plaza Drive
     Secaucus, New Jersey 07096-1520         Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

[RIGHT ARROW]  Individuals, Joint Tenants and Gift/Transfer to a Minor:
                  . Indicate your name(s) exactly as it appears on your social security card.

[RIGHT ARROW]  Trust/Other:
                  . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
--------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

                               ALLIANCE MUNICIPAL
--------------------------------------------------------------------------------
                                INCOME PORTFOLIOS
--------------------------------------------------------------------------------


                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
                           Prospectus and Application
                                 (Advisor Class)

                                 June [ ], 1996

National Portfolio                                  Michigan Portfolio
Insured National Portfolio                          Minnesota Portfolio
Arizona Portfolio                                   New Jersey Portfolio
California Portfolio                                New York Portfolio
Insured California Portfolio                        Ohio Portfolio
Florida Portfolio                                   Pennsylvania Portfolio
Massachusetts Portfolio                             Virginia Portfolio

--------------------------------------------------------------------------------

Table of Contents                                                          Page

The Portfolios At A Glance .............................................    2
Expense Information ....................................................    3
Financial Highlights ...................................................    4
Description of the Portfolios ..........................................    5
   Investment Objective ................................................    5
   How the Portfolios Pursue Their Objective ...........................    5
   Additional Investment Practices .....................................    8
   Certain Fundamental Investment Policies .............................   13
   Risk Considerations .................................................   13
Purchase and Sale of Shares ............................................   14
Management of the Funds ................................................   16
Dividends, Distributions and Taxes .....................................   16
General Information ....................................................   19

--------------------------------------------------------------------------------


                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105


The fourteen Alliance Municipal Income Portfolios, by investing principally in high-yielding, predominantly medium-quality municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state tax that is available without assuming undue risk. These securities generally offer current yields above those of higher quality municipal obligations.

Each Portfolio is a series of Alliance Municipal Income Fund, Inc. or Alliance Municipal Income Fund II (each a "Fund"), which are open-end management investment companies. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Portfolio which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, and (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                            Alliance(R)
                                            Mutual funds without the Mystery(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Portfolios At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

--------------------------------------------------------------------------------

                               ALLIANCE MUNICIPAL
                                INCOME PORTFOLIOS

                               National Portfolio

                           Insured National Portfolio

                                Arizona Portfolio

                              California Portfolio

                          Insured California Portfolio

                                Florida Portfolio

                             Massachusetts Portfolio

                               Michigan Portfolio

                               Minnesota Portfolio

                              New Jersey Portfolio

                               New York Portfolio

                                 Ohio Portfolio

                             Pennsylvania Portfolio

                               Virginia Portfolio

--------------------------------------------------------------------------------

The Portfolios Seek...
High current tax-free income.

The National Portfolios Invest Principally in...
Diversified portfolios of medium-quality and investment grade municipal securities.

The State Portfolios Invest Principally in...
Non-diversified portfolios of medium-quality and investment grade municipal securities.

The Funds' Investment Manager Is...
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 107 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $156 billion in assets under management as of March 1, 1996. Alliance provides investment management services to 34 of the FORTUNE 100 companies.

The Type Of Investor Who May Want To Invest In These Portfolios Is...
An investor who wants tax-free income or is interested in the advantage of tax-free investing. An investment in one of the Portfolios may soften the "tax bite" because the income an investor earns is tax-free. Of course, bond prices and yields will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost.

A Word About Risk...
The prices of the shares of the Alliance Municipal Income Portfolios will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Portfolios--Additional Investment Practices" and "--Risk Considerations."

Getting Started...
Shares of the Portfolios are available through your financial representative. Each Portfolio offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and without distribution expenses. Advisor Class shares may be purchased solely by investors (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc., each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, for investment advisory or administrative services, or (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. Fee-based programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." Be sure to ask your financial representative about:

--------------------------------------------------------------------------------
                             AUTOMATIC REINVESTMENT
--------------------------------------------------------------------------------
                          AUTOMATIC INVESTMENT PROGRAM
--------------------------------------------------------------------------------
                           SHAREHOLDER COMMUNICATIONS
--------------------------------------------------------------------------------
                            DIVIDEND DIRECTION PLANS
--------------------------------------------------------------------------------
                                  AUTO EXCHANGE
--------------------------------------------------------------------------------
                             SYSTEMATIC WITHDRAWALS
--------------------------------------------------------------------------------
                                  CHECKWRITING
--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
                               24 HOUR INFORMATION
--------------------------------------------------------------------------------



                                            Alliance(R)
                                            Mutual funds without the Mystery(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Portfolio. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Portfolio and annual expenses for Advisor Class shares of each Portfolio. For each Portfolio, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                            Advisor Class Shares
                                                            --------------------

    Maximum sales charge imposed on purchases .............         None
    Sales charge imposed on dividend reinvestments ........         None
    Deferred sales charge .................................         None
    Exchange fee ..........................................         None

--------------------------------------------------------------------------------

                       Operating Expenses                                       Examples
----------------------------------------------------------        -----------------------------------------
National Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .24%             After 1 year                     $ 4
   Other expenses (a)                            .17%             After 3 years                    $13
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .41%
                                                 ===


Insured National Portfolio                   Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .49%             After 1 year                     $ 7
   Other expenses (a)                            .22%             After 3 years                    $23
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .71%
                                                 ===


Arizona Portfolio                            Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 5
   Other expenses (after                                          After 3 years                    $15
      reimbursement) (a)                         .48%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .48%
                                                 ===


California Portfolio                         Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .32%             After 1 year                     $ 5
   Other expenses (a)                            .12%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .44%
                                                 ===


Insured California Portfolio                 Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees                               .55%             After 1 year                     $ 8
   Other expenses (a)                            .24%             After 3 years                    $25
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .79%
                                                 ===


Florida Portfolio                            Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .14%             After 1 year                     $ 4
   Other expenses (a)                            .29%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .43%
                                                 ===

--------------------------------------------------------------------------------
    Please refer to the footnotes on page [ ] and the discussion following these tables on page [ ].

                       Operating Expenses                                       Examples
----------------------------------------------------------        -----------------------------------------
Massachusetts Portfolio                      Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 3
   Other expenses (after                                          After 3 years                    $10
      reimbursement (a)                          .30%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .30%
                                                 ===


Michigan Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 7
   Other expenses (after                                          After 3 years                    $21
      reimbursement (a)                          .66%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .66%
                                                 ===


Minnesota Portfolio                          Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 4
   Other expenses (after                                          After 3 years                    $13
      reimbursement (a)                          .41%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .41%
                                                 ===


New Jersey Portfolio                         Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .20%             After 1 year                     $ 5
   Other expenses (a)                            .32%             After 3 years                    $17
                                                 ---
   Total Portfolio
      Operating expenses                         .52%
                                                 ===


New York Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .25%             After 1 year                     $ 5
   Other expenses (a)                            .20%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .45%
                                                 ===


Ohio Portfolio                               Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 5
   Other expenses (a)                            .45%             After 3 years                    $14
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .45%
                                                 ===


Pennsylvania Portfolio                       Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .30%             After 1 year                     $ 7
   Other expenses (a)                            .40%             After 3 years                    $22
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .70%
                                                 ===


Virginia Portfolio                           Advisor Class                                    Advisor Class
                                             -------------                                    -------------
   Management fees (after waiver)                .00%             After 1 year                     $ 4
   Other expenses (after                                          After 3 years                    $12
      reimbursement) (a)                         .37%
                                                 ---
   Total Portfolio
      Operating expenses (b)                     .37%
                                                 ===

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Portfolio for each shareholder's account.

(b)  Net of any voluntary fee waiver and expense reimbursement.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The examples do not reflect any charges or expenses imposed by your financial representative or your employee benefit plan. The management fees listed in the above tables are net of voluntary fee waivers and total expenses are, for certain funds, net of expense reimbursements. Absent such waivers and reimbursements, (i) the management fees for the National, Insured National, California and New York Portfolios would have been .625%,
 .604%, .625% and .625% of daily average net assets, respectively, and total portfolio operating expenses would have been .79%, .82%, .74%, .79% and .82% of average daily net assets, respectively, (ii) the management fees for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios would have been .625% of daily average net assets for each Portfolio, and total operating expenses would have been 4.04%, 1.04%, 3.09%, 2.62%, 2.00%, 1.06%, 1.25%, 1.18% and 6.10% of average daily net assets, respectively. "Other Expenses" are based on estimated amounts for each Portfolio's current fiscal year. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Each Portfolio is a separate pool of assets constituting, in effect, a separate fund. Except as otherwise indicated, the Portfolios' investment policies are not "fundamental policies" and may, therefore, be changed without a shareholder vote. However, no Portfolio will change its investment policies without contemporaneous written notice to its shareholders. There is no guarantee that any Portfolio will achieve its investment objective.

INVESTMENT OBJECTIVE

The investment objective of each Portfolio (other than the Insured California Portfolio, as discussed below) is to earn the highest level of current income, exempt from Federal and state taxation to the extent described, that is available without assuming what Alliance considers to be undue risk by investing principally in high-yielding, predominantly medium-quality, intermediate and long-term debt obligations issued by: (i) in the case of the National and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and, (ii) in the case of each of the State Portfolios, the named state, and its political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities." The average weighted maturity of the securities in each Portfolio normally will range between 10 and 25 years.

Current Federal tax law distinguishes between municipal securities issued to finance certain "private activities" and other municipal securities. Such private activity bonds include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs, and water and sewage projects. Interest from such "private activity bonds" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the alternative minimum tax ("AMT") when received by a person in a tax year during which the person is subject to that tax. Because interest on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.

HOW THE PORTFOLIOS PURSUE THEIR OBJECTIVE

The National Portfolio invests principally in a diversified portfolio of municipal securities, the interest from which is wholly exempt from Federal income taxes except when received by a shareholder who will be subject to the AMT. The National Portfolio may invest without limit in AMT-Subject Bonds. As of October 31, 1995, 82% of the National Portfolio's total net assets was invested in AMT-Subject Bonds.

The Insured National Portfolio invests principally in AMT-Exempt Bonds that are insured as to the payment of principal and interest ("insured securities"). The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: (i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt Bonds; and (ii) as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. (See page 14 for a further discussion of the insurance feature.) The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio. From time to time, the National and Insured National Portfolios may invest 25% or more of their respective total assets in municipal securities whose issuers are located in the same state.

Each of the twelve State Portfolios invests in a non-diversified portfolio of municipal securities the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and from personal income tax in the named state, or in the case of the Florida Portfolio, from the Florida intangible tax (Florida currently imposes no income taxes on individuals.) Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the indicated state. Each Portfolio other than the Insured National and Insured California Portfolios may invest without limit in AMT-Subject Bonds.

The Insured California Portfolio seeks to provide as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with the preservation of capital. As a matter of fundamental policy, the Insured California Portfolio normally invests at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in insured securities. The Insured California Portfolio's current policy is to invest at least 65% of its total assets in municipal bonds issued by California or its political subdivisions ("California Bonds"), at least 80% of its total assets in insured bonds, and not to invest in AMT-Subject Bonds. The remainder of the Insured California Portfolio's total assets may be invested in uninsured California Bonds.

The California Portfolio invests in AMT-Subject Bonds issued by California and its political subdivisions. As a matter of fundamental policy, at least 80% of the California Portfolio's total assets normally will be invested in municipal securities and at least 65% of its total assets normally will be invested in AMT-Subject Bonds. The California Portfolio normally will invest at least 65% of its total assets in California Bonds. As of October 31, 1995, 69% of the California Portfolio's total net assets was invested in AMT-Subject Bonds.

The New York Portfolio invests in AMT-Subject Bonds issued by New York State and its political subdivisions. As a matter of fundamental policy, at least 65% of the New York Portfolio's total assets normally will be so invested. In addition, the Portfolio will invest in at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. As of October 31, 1995, 81% of the Portfolio's total net assets was invested in AMT-Subject Bonds.

As of September 30, 1995, 36% of the Arizona Portfolio's total net assets, 63% of the Florida Portfolio's total net assets, 34% of the Massachusetts Portfolio's total net assets, 25% of the Michigan Portfolio's total assets, 29% of the Minnesota Portfolio's total net assets, 55% of the New Jersey Portfolio`s total net assets, 40% of the Ohio Portfolio's total net assets, 52% of the Pennsylvania Portfolio`s total net assets and 38% of the Virginia Portfolio's total net assets were invested in AMT-Subject Bonds.

As a matter of fundamental policy, each of the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios will normally invest (i) at least 65% of its total assets in municipal securities of the named state, and (ii) at least 80% of its net assets in municipal securities the interest on which is exempt from Federal income tax. In addition, the New Jersey Portfolio will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities and obligations of the U.S. government, its agencies and instrumentalities ("U.S. Government Securities")). Where consistent with applicable state law, each State Portfolio may also invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if such municipal securities generate interest exempt from Federal income tax and personal income tax (or the Florida intangible tax) in the named state. When Alliance believes that municipal securities of the named state that meet the Portfolio's quality standards are not available, any State Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Municipal Securities--Further Information. The two principal classifications of municipal securities are bonds and notes. Municipal bonds, which are intended to meet longer-term capital needs, are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its assets in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Each Portfolio may invest more than 25% of its total assets in securities or obligations which are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities the interest on which is paid from projects of a similar type.)

Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Normally, lower-rated municipal securities provide yields superior to those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service, Inc. ("Moody's"), or A or BBB by Standard & Poor's Ratings Services (S&P), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Each Portfolio may maintain up to 25% of its net assets, in municipal securities rated below Baa by Moody's and below BBB by S&P, Duff & Phelps and Fitch or, if non-rated, determined by Alliance to be of comparable quality. At least 75% of the total assets of each Portfolio will be invested in municipal securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch. It is expected that no Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration.

Non-rated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

During the fiscal year ended October 31, 1995, the Insured National and Insured California Portfolios invested all of their assets in securities rated A and above by S&P, or if unrated by S&P, considered by Alliance to be of equivalent quality to securities rated A or above. During the following Portfolios' fiscal years ended in 1995, on a weighted average basis, the percentages of the assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, were as follows:

Portfolio                     A and above     BBB         BB          B
--------------------------------------------------------------------------------
National                          84%         16%         --         --
Arizona                           95           5          --         --
California                        81          11           7          1%
Florida                           75          25          --         --
Massachusetts                     91           9          --         --
Michigan                          81          19          --         --
Minnesota                         79          21          --         --
New Jersey                        81          19          --         --
New York                          92           8          --         --
Ohio                              79          15           6         --
Pennsylvania                      78          22          --         --
Virginia                          95           5          --         --


Each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating or inverse floating rates of interest. See "Additional Investment Practices--Zero Coupon Securities" and "--Variable, Floating and Inverse Floating Rate Investments." Each Portfolio normally will invest at least 65% of its total assets in income-producing securities (including zero coupon securities).

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National and Insured California Portfolios normally will invest at least 65% and 80%, respectively, of their total assets in insured securities. At the time of purchase by a Portfolio, insured securities are either (i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Portfolio's Fund by an appropriate insurer. If a municipal security is already covered by a Specific Issue Insurance Policy when acquired by the Portfolio, then coverage will not be duplicated by a Mutual Fund Insurance Policy. Based upon the expected composition of each of the Insured National and Insured California Portfolios, Alliance estimates that the annual premiums for a Mutual Fund Insurance Policy and/or Special Issue Insurance Policy will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for a Mutual Fund Insurance Policy, and for many Specific Issue Insurance Policies, which are paid from each of the Insured National and Insured California Portfolio's assets, will reduce each Portfolio's current yield. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for municipal securities held by the Insured National and Insured California Portfolios reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National and Insured California Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by any insurer having a claims-paying ability rated AA by S&P or Aaa by Moody's. Alliance is familiar with five such insurers, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA") and Capital Guaranty Insurance Company ("CGIC"). S&P has rated AAA the claims-paying ability of MBIA, FGIC, AMBAC, FSA and CGIC, and the municipal bonds insured by these organizations. Further information with respect to MBIA, FGIC, AMBAC, FSA and CGIC is provided in the Statement of Additional Information of Alliance Municipal Income Fund, Inc.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Portfolios may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

Derivatives. The Portfolios may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, and in place of more traditional direct investments. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." Examples of this type of structured security include certain securities described below under "Variable, Floating and Inverse Floating Rate Instruments."

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's portfolio and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. Following is a description of specific derivatives currently used by one or more of the Portfolios.

Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Portfolios. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time. See "Illiquid Securities" below.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government Securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

A Portfolio will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by a Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swap, cap or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. A Portfolio will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. Each Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes--Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund.

Variable, Floating and Inverse Floating Rate Instruments. Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. These are generally known as inverse floaters. Typically, the first of the components (the "auction component") pays an interest rate that is reset periodically through an auction process, while the second of the components (the "residual component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the inverse floater is based. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in such variable or floating rate of interest. The degree of leverge inherent in inverse floaters is associated with a greater degree of volatility in terms of market value, such that the market values of inverse floaters will tend to decrease more rapidly during periods of rising interest rates, and increase more rapidily in periods of falling interest rates, than those of fixed rate municipal securities.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Illiquid Securities. Subject to any applicable fundamental investment policy, each Portfolio may not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to realize their full value upon sale. With respect to each Portfolio that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors or Trustees of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors or Trustees.

Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of municipal securities described in "How The Portfolios Pursue Their Objective" above. However, when business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, D-1 or higher by Duff & Phelps or FIN-2 or higher by Fitch, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government Securities or repurchase agreements).

Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders.

However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. See "Dividends, Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Portfolio has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Portfolio are set forth in the Statements of Additional Information.

No Portfolio other than the Insured California Portfolio may: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of the total assets of the National and Insured National Portfolios and 50% of the total assets of the State Portfolios (other than the Insured California Portfolio) each such Portfolio may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries (for purposes of this restriction, the Portfolio will regard the entity with the primary responsibility for the payment of interest and principal as the issuer); (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) have more than 5% of its assets invested in repurchase agreements with the same dealer; (v) borrow money except from banks for temporary or emergency purposes and then in amounts not exceeding 20% of its total assets; or (vi) in the case of the National, Insured National, New York and California Portfolios, invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments.

The Insured California Portfolio may not: (i) except when investing for temporary defensive purposes, invest more than 35% of its total assets in securities not covered by insurance which provides for the payment of principal of and interest on such securities or invest more than 20% of its total assets in securities the interest from which is subject to Federal income tax and California personal income tax (there is no limit on the amount of securities that may be insured by a single insurance company); (ii) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the voting securities of any one issuer except that up to 50% of the Insured California Portfolio's total assets may be invested without regard to this limitation and except that this does not limit the amount of the Insured California Portfolio's assets that may be invested in U.S. Government Securities; (iii) invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or (subject to (ii) above) in U.S. Government Securities; (iv) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; or (v) borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of its total assets at the time of such borrowing.

RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. See the Statements of Additional Information for a description of the ratings used by Moody's, S&P, Duff & Phelps and Fitch.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities.

Non-rated Securities. Non-rated securities will also be considered for investment by a Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios is a "non-diversified" investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible than a geographically diversified municipal securities portfolio to local risk factors. Such risks arise from the financial condition of the state involved and its municipalities. To the extent such state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Statements of Additional Information of the Funds provide certain information about the particular states.

Each Portfolio, however, intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. To so qualify, among other requirements, each Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of any such single issuer. A Portfolio's investments in U.S. Government securities are not subject to these limitations.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Portfolio offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Portfolio may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and without distribution expenses. Advisor Class shares may be purchased solely by investors (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, for investment advisory or administrative services, or (ii) through a self directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets. The minimum initial investment in each Portfolio is $250. The minimum for subsequent investments in each Portfolio is $50. Investments of $25 or more are allowed under the automatic investment program in each Portfolio and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. Under certain conditions, the Funds may suspend purchases of shares. See the Subscription Application and Statements of Additional Information for more information. In the case of the State Portfolios, each Portfolio is available only to residents of the indicated state.

The Portfolios may refuse any order to purchase Advisor Class shares. In this regard, the Portfolios reserve the right to restrict purchases of Advisor Class shares (including exchanges) when there appears to be evidenced of a pattern of frequent purchases and sales made in response to short-term fluctuations in share price.

How The Portfolios Value Their Shares

The net asset value of Advisor Class shares of a Portfolio is calculated by dividing the value of the Portfolio's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Portfolio to a Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee retirement plan, you should consult your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to the Funds, and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to Alliance Fund Serivces, Inc. ("AFS") along with your certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                 1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of their redemption sent to their bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Portfolio for Advisor Class shares of other Alliance Mutual Funds (which include AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange request must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Portfolio offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Portfolio have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement"), to provide investment advice and, in general, to conduct the management and investment program of each Portfolio of each Fund, subject to the general supervision and control of the Board of Directors or Trustees of that Fund.

The employees of Alliance principally responsible for each Portfolio's investment program are Mrs. Susan P. Keenan, Mr. David M. Dowden and Mr. Terrance T. Hults. Mrs. Keenan has served in this capacity for each Portfolio since it commenced operations. Messrs. Dowden and Hults have served in this capacity for each Portfolio since 1994 and 1995, respectively. Mrs. Keenan is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), with which she has been associated since prior to 1990. Mr. Dowden is an Assistant Vice President of ACMC with which he has been associated since 1994. Previously he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets. Mr. Hults has been an Assistant Vice President of ACMC since 1995. Previously he was an associate and trader in the Municipal Derivative Products department at Merrill Lynch Capital Markets.

Alliance is a leading international investment manager supervising client accounts with assets as of March 1, 1996 totaling more than $156 billion (of which approximately $48 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 50 registered investment companies managed by Alliance comprising 107 separate investment portfolios currently have over two million shareholders. As of March 1, 1996, Alliance was retained as an investment manager for 34 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in the Statements of Additional Information under "Management of the Fund."

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of the National and Insured National Portfolio may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Portfolio will be declared on each Fund business day from the Portfolio's net investment income.

Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. The Funds pay dividends on shares of each Portfolio after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES

Generally. Each Portfolio intends to qualify for each taxable year to be taxed as a regulated investment company under the Internal Revenue Code (the "Code") and, as such, will not be liable for federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders.

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to Federal income tax. However, under current tax law, some individuals and corporations may be subject for Federal income tax purposes to the AMT on distributions to shareholders out of income from the AMT-Subject Bonds in which all Portfolios (other than the Insured National and Insured California Portfolios) principally invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income and from AMT taxable income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income, and distributions to shareholders of net realized long-term capital gains are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his or her Portfolio shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for Federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject Bonds should consult their tax advisers before purchasing shares of a Portfolio.

If a shareholder holds shares for six months or less and during that time receives a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of such shares would be disallowed to the extent of such distribution.

Substantially all of the dividends paid by a Portfolio are anticipated to be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions which are exempt from federal income taxes. The Funds will report annually to shareholders the percentage and source of interest earned by a Portfolio which is exempt from federal income tax and, except in the case of the National and Insured National Portfolios, relevant state and local personal income taxes, and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio which is exempt from Florida intangible tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Arizona income tax imposed on individuals, corporations, estates and trusts. Such dividends will be exempt from Arizona income tax to the extent they are derived from Arizona municipal securities and U.S. Government Securities. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations the interest of which is exempt from Arizona state income taxes.

California and Insured California Portfolios. Distributions of interest income by the California Portfolio and by the Insured California Portfolio, to the extent derived from California tax-exempt obligations, will be exempt from California personal income tax.

Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an intangible personal property tax at the rate of $2.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the

Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal income tax. Such dividends will be exempt from Massachusetts personal income tax to the extent attributable to interest from Massachusetts municipal securities exempt from the Massachusetts personal income tax or U.S. Government Securities and are so designated. Dividends designated as attributable to capital gains will be subject to the Massachusetts personal income tax at capital gains tax rates except to the extent designated as attributable to gains on certain Massachusetts municipal securities. Dividends paid by the Portfolio to a corporate shareholder will be subject to Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangibles and single business taxes. Such dividends will be exempt from Michigan personal income tax, the Michigan intangible personal property tax and the Michigan single business tax to the extent that such distributions are derived from Michigan municipal securities and U.S. Government Securities, and provided that at least 50% of the total assets of the Portfolio consist of Michigan municipal securities at the close of each quarter of the Fund's taxable year. To the extent the distributions are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities. For Michigan income, intangibles and single business tax purposes, distributions representing income derived by the Portfolio from sources other than Michigan municipal securities and U.S. Government Securities will be included in Michigan taxable income and will be included in the taxable bases of the Michigan single business and intangibles taxes, except that distributions from capital gains which are reinvested in Portfolio shares are exempt from intangibles taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from Minnesota personal income tax. However, at least 95% of the exempt-interest dividends paid by the Portfolio during a Fund fiscal year must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Portfolio to be exempt from the Minnesota personal income tax. Under current Minnesota tax law, some individuals may be subject to the Minnesota AMT on distributions to shareholders out of the income from AMT-Subject Bonds in which the Portfolio invests. Exempt-interest dividends paid by the Portfolio to shareholders that are corporations are subject to Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio to individuals will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the Portfolio must, among other things, invest only in interest bearing obligations, obligations issued at a discount, and cash and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices. In addition, it must have not less than 80% of the aggregate principal amount of its investments, excluding certain financial options and similar financial instruments described above and cash and cash items, invested in New Jersey municipal securities or U.S. Government Securities at the close of each quarter of the tax year. Distributions attributable to gains from New Jersey municipal securities also will be exempt from New Jersey personal income tax, provided the Portfolio satisfies the above requirements. Exempt-interest dividends paid by the Portfolio to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax.

New York Portfolio. Distributions of interest income by the Portfolio, to the extent derived from New York State municipal securities, or from obligations issued by the government of Puerto Rico or by its authority, will be exempt from New York State and New York City personal income taxes.

Ohio Portfolio. Distributions of interest income and gain by the Portfolio, to the extent such distributions are derived from Ohio municipal securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income base of the Ohio corporate franchise tax; provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. Dividends paid by the Portfolio will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal securities or U.S. Government Securities. Exempt-interest dividends paid by the Portfolio and dividends attributable to interest on U.S. Government securities also are not subject to the Pennsylvania Corporate Net Income Tax. Portfolio shares are not considered exempt assets for the purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax. Shares of the Portfolio also are exempt from Pennsylvania county personal property taxes to the extent that the Portfolio consists of Pennsylvania municipal securities or U.S. Government Securities.

Virginia Portfolio. Shareholders may be subject to state and local taxes on distributions from the Portfolio, including distributions which are exempt from Federal income taxes. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia income taxes. So long as the Portfolio qualifies as a regulated investment company under the Code and at least 50% of the value of the total assets of the

Portfolio at the end of each quarter of its taxable year consists of obligations whose interest is exempt from Federal income taxes, dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes to the extent such distributions are either (i) exempt from regular Federal income tax and attributable to interest on Virginia municipal securities or obligations issued by Puerto Rico, the United States Virgin Islands, or Guam or (ii) attributable to interest on obligations of the United States or any authority, commission or instrumentality of the United States. As a general rule, distributions attributable to gains of the Portfolio and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares of a Portfolio as a factor in the selection of dealers to enter into portfolio transactions with the Funds.

ORGANIZATION

Alliance Municipal Income Fund, Inc. is a Maryland corporation organized on July 30, 1986. Alliance Municipal Income Fund II is a Massachusetts business trust organized on April 2, 1993. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by Federal or, in the case of Alliance Municipal Income Fund, Inc., state law. Shareholders have available certain procedures for the removal of Directors or Trustees.

A shareholder in a Portfolio will be entitled to his pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of that Portfolio represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each Fund vote together as a single class on matters, such as the election of Directors or Trustees, that affect each Portfolio in substantially the same manner. Advisor Class, Class A, Class B and Class C shares of a Portfolio have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses and each of Class A, Class B and Class C shares bears its own distribution expenses. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Board of Directors or Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of that Portfolio. Since this Prospectus sets forth information about both Funds, it is theoretically possible that one Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning the other Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to the organization of a Fund are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Funds' registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the Principal Underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Portfolios advertise their "yield" and "total return", which are computed separately for each class of shares, including Advisor Class shares. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolios may also state a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. The Portfolios may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

The actual distribution rate is computed separately for each class of shares, including Advisor Class shares. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the periods prescribed by the Commission. A Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Portfolio's shares are assumed to have been paid. Advertisements may quote performance rankings or ratings of the Portfolios by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Portfolio's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by each Fund with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.




This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by a Fund of the securities of the other Fund whose securities are also offered by this prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to the other Fund. See "General Information--Organization."

(LOGO)                  ALLIANCE MUNICIPAL INCOME FUND, INC.

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

              STATEMENT OF ADDITIONAL INFORMATION
                        February 3, 1997
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and if the Fund begins to offer Advisor Class shares the Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectuses"). The Fund currently does not offer Advisor Class shares. Copies of such Prospectus(es) may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS


    Page

Investment Policies and Restrictions

Management of the Fund

Expenses of the Fund

Purchase of Shares

Redemption and Repurchase of Shares

Shareholder Services

Net Asset Value

Dividends, Distributions and Taxes

Portfolio Transactions

General Information

Report of Independent Auditors and Financial
  Statements

Appendix A: Bond and Commercial Paper Ratings                 A-1

Appendix B: Futures Contracts and Related Options             B-1

Appendix C:  Options on Municipal and U.S.
  Government Securities
    C-1
__________________________

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_______________________________________________________________

    The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as otherwise noted, each Portfolio's investment policies are not fundamental and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

Alternative Minimum Tax

    Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

    Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

National Portfolio

    This Portfolio pursues its investment objective by investing principally in a diversified portfolio of municipal securities the interest income from which is wholly exempt from federal income taxes except, as discussed below, when received by a shareholder in a taxable year for which he will be subject, for federal income tax purposes, to the AMT.

    Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no assurance, that such municipal securities generally will provide somewhat higher yields than other municipal securities ("AMT-Exempt Bonds") of comparable quality and maturity.

Insured National Portfolio

    The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects: i) whereas the National Portfolio invests principally in AMT-Subject Bonds, the Insured National Portfolio invests principally in AMT-Exempt Bonds which generate income not subject to the AMT; and
ii) the Insured National Portfolio invests in municipal securities insured as to payment of principal and interest. As a matter of fundamental policy, the Insured National Portfolio invests at least 65% of its total assets in municipal securities insured as to the payment of principal and interest. The Insured National Portfolio may be suitable for an investor who will be subject to the AMT to the extent that the after-tax yield of the National Portfolio to such an investor is less than the yield of the Insured National Portfolio.

Risk of Concentration In a Single State

    The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

    Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the
Portfolios: Municipal Securities - Further Information" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

    The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from official statements made available in October 1995 with respect to New York and September and October 1995 with respect to California in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO

    The following is based on information obtained from an Official Statement, dated July 26, 1996, relating to $75,630,000 Accelerated Capacity and Transportation Improvements of the Nineties Bonds and Rebuild New York Through Transportation Infrastructure Renewal Bonds.

New York Local Government Assistance Corporation

    In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan includes no seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

Recent Developments

    The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

    The New York State Division of the Budget (the "DOB") forecasts that national economic growth will be quite strong in the first half of calendar 1996, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1996 is expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1996 is projected to be moderate at 2.1 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to be contained at about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 5 percent.

    The forecast of the State's economy shows modest expansion during the first half of calendar 1996, but some slowdown is projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

    The forecast for continued slow growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

1996-97 Fiscal Year

    The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature and signed into law by the Governor. The 1996-97 State Financial Plan will be updated in October and January.

    After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2 percent. Adjusted State Funds
(excluding federal grants) disbursements are projected to increase by 1.6 percent from the prior fiscal year. All
Governmental Funds projected disbursements increase by 4.1 percent over the prior fiscal year, after adjustments for comparability.

    The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by DOB to be $1.3 billion, or 3.9 percent of total General Fund receipts.

    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economies. DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

1995-96 Fiscal Year

    The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the Tax Stabilization Reserve Fund (the "TSRF"), and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

    The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $120 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund (the "CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation.
The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before the deposit to other accounts.
In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

    General Fund receipts totaled $32.81 billion, a decrease of
1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 Fiscal Year

    The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

    General Fund receipts totaled $33.16 billion, an increase of
2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent for the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

1993-94 Fiscal Year

    The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions resulted in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

    General Fund receipts totaled $32.23 billion, an increase of
2.6 percent from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5 percent higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

State Financial Practices: GAAP Basis

    Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

    The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service fund types, respectively.

    The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effect of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

    Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of
4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

    Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted with the 1995-96 Budget. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

    Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

    An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which decreased the accumulated fund balance to $468 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

    Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result the accumulated fund balance, increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt Service expenditures increased $201 million (9.5 percent). Net other financial sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

    An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and by an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

    The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.79 billion, which included operating deficits in the General Fund of $1.43 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

Economic Overview

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

    The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York. New York's economy is somewhat more reliant than the rest of the nation on this sector; this sector has added more jobs (825,000) than has the State's economy as a whole (665,000) since 1980.

    Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Manufacturing's share of total employment declined from 20.1 to 12.0 percent between 1980 and 1995. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

    Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses such as department stores and eating and drinking establishments.

    New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes one-seventh of all nonfarm labor and proprietors' income.

    Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the national's leaders in the production of these commodities.

    Federal, State and local government account for almost 18 percent of nonagricultural State employment and 16 percent of nonfarm labor income.

    The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing section.

    During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1995, the State's rate of economic growth was somewhat slower than that of the nation. In the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

    State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, state personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

    In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $2.3 billion in the 1996-97 fiscal year, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the 7.875 percent in effect between 1989 and 1994 to 7.59375 percent for 1995, to 7.125 percent for 1996, and is scheduled under current law to be reduced to 6.85 percent for 1997 and thereafter. In addition to the significant reductions in overall tax rates, the program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits.

    The projected yield of the tax for the 1996-97 fiscal year is $17.1 billion, an increase of $103 million from reported collections in the States 1995-96 fiscal year. The increase reflects both the effects of the reductions noted above and the fact that reported collections in the preceding year were affected by the net refund and tax refund reserve account transactions that depressed collections in 1995-96 by $500 million. Without these statutory and administrative changes, the yield of the tax would have grown by more than $1 billion (nearly 7 percent), reflecting liability growth for the 1996 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1996 tax year.

State Authorities

    The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations. As of September 30, 1995, the date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these Authorities was $73.45 billion. As of March 31, 1995, aggregate Authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

    Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs.
From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 1996-97 fiscal year.

    In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("MAC") was created in 1975 to provide financing assistance to the City. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.

    The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State contracts to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now issued by the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1996-97 fiscal year.

    Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad

Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1996-1997 fiscal year, total State assistance to the MTA is estimated at approximately
$1.09 billion.

    State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new following stock, maintaining replacement schedules for existing assets and bringing the MTA system to a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

    There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced.
Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

    The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

    The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

    The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    The State could be affected by the ability of the City and certain Covered Organizations to market their securities successfully in the public credit markets. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or certain of the Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

OSDC and Control Board Reports

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

    The City requires significant amounts of financing for seasonal and capital purposes. The City issued $880 million notes for seasonal financing purposes in fiscal year 1995. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

    The State's budget for the State's 1996-97 fiscal year, commencing on April 1, 1996, was enacted by the Legislature on July 13, 1996. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The 1996-97 State Financial Plan is projected to be balanced on a cash basis. Total General Fund receipts and transfers from other funds are projected to be $33.17 billion, while total General Fund disbursements and transfers to other funds are projected to be $33.12 billion. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher than projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

    In connection with the Financial Plan, the City has outlined a gap-closing program for the 1998 through 2000 fiscal years to substantially reduce the remaining $1.7 billion, $2.7 billion and $3.4 billion projected budget gaps for such fiscal years. This program, which is not specified in detail, assumes additional agency programs to reduce expenditures or increase revenues by $674 million, $959 million and $1.1 billion in the 1998 through 2000 fiscal years, respectively; additional reductions in entitlement costs of $400 million, $750 million and $1.0 billion in the 1998 through 2000 fiscal years, respectively; additional savings of $250 million, $300 million and $500 million in the

1998 through 2000 fiscal years, respectively, resulting from restructuring City government by consolidating operations, privatization and mandate management and other initiatives; additional proposed Federal and State aid of $105 million, $200 million and $300 million in the 1998 through 2000 fiscal years, respectively; additional revenue initiatives and asset sales of $155 million, $350 million and $400 million in the 1998 through 2000 fiscal years, respectively; and the availability in each of the 1998 through 2000 fiscal years of $100 million of the General Reserve.

Other Localities

    Certain localities outside the City have experienced financial problems and have requested additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

    Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

    Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

    Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

Certain Municipal Indebtedness

    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

    From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Litigation

    The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous tort, real property and contract claims where the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1996-97 fiscal year or thereafter.

    Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. The State believes that the 1996-97 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1996-97 State Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability in subsequent fiscal years for awarded anticipated unfavorable judgments.

    Although other litigation is pending against the State, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

CALIFORNIA PORTFOLIO

    The California Portfolio seeks the highest level of current income exempt from both federal income tax and California personal income tax that is available without assuming what the Adviser considers to be undue risk to principal or income by investing in AMT-Subject Bonds issued by the State of California ("California" or the "State") and its political subdivisions, agencies and instrumentalities. As a matter of fundamental policy at least 80% of the Portfolio's assets normally will be invested in municipal securities and at least 65% of the Portfolio's total assets normally will be invested in AMT-Subject Bonds (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in AMT-Subject Bonds. The Portfolio normally will invest at least 65% of its total assets in California Bonds. Shares of the California Portfolio are available only to California residents.

    The following is based on information obtained from an Official Statement dated October 22, 1996 relating to
$500,000,000 State of California Various Purpose General
Obligation Bonds.

Constitutional Limits on Spending and Taxes

    Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

    Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

    Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

    Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

    The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility of providing services to or from another unit of government.

    As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

    Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund Tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 34 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    During the recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

    In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

    The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $351 million in appropriations from the 1995-96 Fiscal Year to be disbursed to schools in August 1996.

Short-Term Borrowing of California

    As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State did not have to resort to such cross-year borrowing during the 1995-96 Fiscal Year.

    The State Treasurer is working closely with the State Controller and the Department of Finance to manage the State's cash flow on a regular basis, with the goal of reducing the State's external cash flow borrowing. The three offices are also working to develop programs to use commercial paper in whole or in part for the State's cash flow borrowing needs, and for construction period financing for both general obligation bond-funded and lease-revenue bond-funded projects. The first commercial paper program, for general obligation bonds, was implemented in April, 1996.

    The State issued $3.0 billion of revenue anticipation notes for the 1996-97 Fiscal Year on August 6, 1996, which mature on June 30, 1997.

    The State has always paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations, including revenue anticipation notes and revenue anticipation warrants when due.

1995-96 Fiscal Year

         As a result of the improving economy, with resulting improved revenue and caseload estimates, the State entered the 1995-96 Budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projected that, after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU"), at June 30, 1996. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

         The Department of Finance's May revision to the 1996-97 Governor's Budget, released on May 21, 1996, updated the projections for the 1995-96 Fiscal Year, so that revenues and transfers were estimated to be $46.1 billion, some 2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery.

Expenditures also increased, to an estimated $45.4 billion as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs, both of which the Administration had counted on to allow reductions in State costs. The Special Fund for Economic Uncertainties was projected to have a small negative balance of about $70 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. The Department also estimated that on June 30, 1996, available internal borrowable resources (available cash, after payment of all obligations due) would be about $4 billion, representing a significant improvement in the State's cash position, and ending the need for the deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

1996-97 Fiscal Year

         The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. Although an expected strong economy would generate larger revenue growth, the Governor proposed two major initiatives, a 15% personal and corporate income tax cut and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

         The May Revision of the Governor's Budget, released on May 21, 1996 ("May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

         The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills.
The Governor vetoed about $82 million of appropriations
(both General Fund and Special Fund).  With signing of the
Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The
Budget Act appropriates a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of
Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

         Revenues The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), bud did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year will be an estimated $550 million higher than projected in the May Revision, and and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

         Expenditures The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.
Special Fund expenditures are budgeted at $12.6 billion.

         The following are the principal features of the 1996-97 Budget Act:

         1.  Proposition 98 funding for schools and
community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million of 1996-97 out of this $1.6 billion total.

         Because of the higher than projected revenues in 1995-96, an additional $1.1 billion was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per pupil. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

         2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

         On August 22, 1996, President Clinton signed into law The Personal Responsibility and Work Opportunity Act, which made significant reforms to the current welfare system. The law provides California approximately $3.7 billion in block grant funds for fiscal year 1996-97. The law allows states to implement new plans as soon as possible and receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million, referred to above, to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted.
Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

         3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General
Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

         4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year).

         5. General Fund support for the Department of corrections increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

         6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

         The Budget Act did not contain any tax increases.
As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

Economic Overview

         California's economy is the largest among the 50 states and one of the largest in the world. The State has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. The total state gross domestic product of about $890 billion in 1995 was larger than all but six nations in the world.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Employment has grown by over 500,000 in 1994 and 1995, and the pre-recession level of total employment is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

         The California Employment Development Department's wage and salary job figures reflecting the entire universe of employers indicate that employment bottomed in the spring of 1993, and after a period of stability, began a sustained recovery later that year. Job gains in these high-wage service industries are helping to cushion the ongoing losses in aerospace.

         The Department of finance, as set forth in the May 21, 1996 revision of the 1996-97 Governor's Budget estimates that personal income will grow by 6.1 percent in 1996 and 6.0 percent in 1997. The Department also estimates nonfarm and salary employment to increase by 2.7 percent in 1996 and 2.6 percent in 1997, while housing permits are expected to rise 2.7 percent in 1996 and 3.1 percent in 1997.

         The State's Employment Development Department reports that the State's unemployment rate dropped from 9.4 percent in 1993 to 8.6 percent in 1994 and 7.8 percent in 1995. This rate is still running above the national unemployment rate, which averaged 5.6 percent in 1995.

         Retail sales continued to gain momentum throughout 1995. Sales in total for 1995 showed gains of 3.9 percent from 1994, but still lagged behind national sales, which gained 4.9 percent over the same period. The Department of Finance estimates that the California consumer price index should average 2.7 percent in 1996 and 3.1 percent in 1997. Subtracting inflation from the rise in personal income, real personal income is expected to increase 3.4 percent in 1996 and 2.9 percent in 1997.

Orange County Bankruptcy

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Pools. The County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately 7.5 billion. Many of the entities which deposited moneys in the Pools, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The county has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short-term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.

         The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities.

Litigation

         In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al. v. Wilson, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-97. The federal cases will be dismissed.

         In Parr v. State of California the parties entered into a Settlement Agreement, which has been approved by the Court, and is reflected in a judgment entered by the Court.
Under the terms of the judgment, a maximum of $1.3 million will be paid to eligible separated State employees and approximately $1 million will be paid in statutory attorney's fees and costs. In addition, eligible current
State employees will receive employee leave, in an amount presently not quantified.

         The State has settled Pearce Investment, Ltd. et al. v. Franchise Tax Board and related cases for $20 million, and the litigation has been dismissed.

         The State is presently involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

Insured California Portfolio

         The Insured California Portfolio seeks to provide as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital. As a matter of fundamental policy, the Portfolio will seek to achieve its objective by investing under normal market conditions at least 80% of its total assets in municipal bonds, at least 80% of its total assets in AMT-Exempt Bonds and at least 65% of its total assets in municipal bonds insured as to payment of principal and interest. The above policy notwithstanding, the Board of Directors of the Fund has determined that it will be the Portfolio's current policy (changeable by the Board of Directors upon prior notice to investors) to invest at least 65% of its total assets in California Bonds, at least 80% of its total assets in insured municipal bonds and not to invest in any AMT-Subject Bonds. The remaining portion of the Portfolio's total assets may be invested in uninsured municipal bonds. There can be no assurance that the investment objective of the Portfolio will be achieved. Please refer to the Portfolio's Prospectus under "Investment Objective and Policies." Shares of the Insured California Portfolio are available only to California residents.

         Certain additional information relating to California municipal securities is set forth under "California Portfolio."

Insurance Feature

         The insurance feature is generally described in the Prospectus under "Insurance Feature of the Insured National and Insured California Portfolios". Insured securities are either
(i) insured under an insurance policy that relates to the specific municipal security in question (a "Specific Issue Insurance Policy") or (ii) insured under a Mutual Fund Insurance Policy issued to the Fund by an appropriate insurer. Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured under Specific Issue Insurance Policies, and neither of the Portfolios generally expects to cover municipal notes under its Mutual Fund Insurance Policy. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

         In order to be considered as eligible insurance by the Insured National and Insured California Portfolios, such insurance policies must guarantee the timely payment of all principal and interest on the municipal securities as they become due. However, such insurance may provide that in the event of non-payment of interest or principal when due, the insurer is not obligated to make such interest or principal payment until a specified time period (which may be 30 days or more) after it has been notified by the Portfolio that such non-payment has occurred. The notice requirement applies to each missed payment of principal or interest. For purposes of insurance coverage, a payment of principal is due (and any required notice of non-payment may be given to the insurers) only at final maturity of the municipal security and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Portfolios and except as described below, has no effect on the price or redemption value of the shares.

         The Insured California and Insured National Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "AAA" by S&P or "Aaa" by Moody's. The Adviser is aware of five such insurers, Municipal Bond Insurance Association Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA Holdings"), and Financial Security Assurance of Maryland, Inc. ("FSA Maryland"), a wholly-owned subsidiary of FSA. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

         It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolio reduces credit risk by ensuring that the Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

         Specific Issue Insurance Policies will have been obtained by the issuers of certain municipal bonds and all premiums respecting such bonds for the lives thereof will have been paid in advance by such issuers. Such policies are generally non-cancelable and will continue in force so long as the municipal bonds are outstanding and the insurer remains in business. Since such Specific Issue Insurance Policies remain in effect as long as the bonds are outstanding, the insurance may have an effect on the resale value of the bonds. Therefore, such Specific Issue Insurance Policies may be considered to represent an element of market value in regard to municipal bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

         The information relating to MBIA, FGIC, AMBAC, FSA and
FSA Maryland contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

         MBIA. MBIA is the principal operating subsidiary of the Municipal Bond Insurance Association, Inc. ("MBIA Inc.").
Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of December 31, 1994, MBIA had total assets of $3,420.6 million, and total statutory surplus of

$1,731.0 million, prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

         On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc. ("BIG"). Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

         FGIC. FGIC is a wholly-owned subsidiary of General Electric Capital Corp. ("GECC"). GECC is not obligated to pay the debts of or the claims against FGIC. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1994, the total capital and surplus of FGIC was approximately $893.7 million. As of December 31, 1994, FGIC had total admitted assets of $2,130.6 million and total liabilities of $1,236.9 million prepared in accordance with statutory accounting practices. The address of FGIC is 115 Broadway, New York, New York 10006.

         AMBAC. AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico, with admitted assets of approximately $2,145.0 million and qualified capital of $1,218.2 million, both on a statutory basis, as of December 31, 1994. Qualified statutory capital consists of the contingency reserve and policyholders' surplus. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

         FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 1995, FSA's total policyholders' surplus and contingency reserves were approximately $495,030,000 and its total unearned premium reserve was approximately $250,536,000 in accordance with statutory accounting principles. As of September 30, 1995, FSA's total shareholders' equity was approximately $590,473,000 and its total net unearned premium reserve was approximately $216,931,000 in accordance with generally accepted accounting principles. The registered office of FSA is located at 350 Park Avenue, New York, New York 10022.

         FSA Maryland. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of FSA Holdings and Capital Guaranty Insurance Company ("CGIC"), CGC's principal operating subsidiary, changed its name to Financial Security

Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of FSA. CGIC was a financial guaranty issuer of municipal bonds. Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by FSA and FSA Maryland are reinsured among FSA and its domestic operating insurance company subsidiaries on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. The registered office of FSA Maryland is located at 350 Park Avenue, New York, New York 10022.

Additional Investment Policies

         Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

         General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

         Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs and water and sewage disposal facilities.

         Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

         A portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

         Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

         Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

         Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

         Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

         Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 25 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

         After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's Portfolios would be affected. Additionally, the Fund would reevaluate its investment objectives and policies.

         Defensive Position. Under normal circumstances, substantially all of the total assets of each Portfolio will be invested in the types of securities described in "Investment Objective and Policies" in the Prospectus. For temporary defensive purposes, each Portfolio may also invest without limit in high-quality municipal notes, rated SP-2 or higher by S&P, MIG-2 (or VMIG-2) or higher by Moody's, or FIN-2 or higher by Fitch, or in taxable cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit bankers' acceptances and interest-bearing savings deposits of banks having total assets or more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P, Prime-1 or higher by Moody's, or Fitch-1 or higher by Fitch or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Fitch or Aa or higher by Moody's and (iv) repurchase agreements.

         Apart from temporary defensive purposes, each Portfolio may at any time elect to invest up to 20% of its total assets in taxable cash equivalents and repurchase agreements. Nonetheless, it is anticipated that under normal circumstances substantially all of the assets of the Portfolios will be invested in municipal securities generating tax-exempt income.

         Non-Diversified Status. Each of the California, Insured California and New York Portfolios is non-diversified, which means that these Portfolios are not subject to any statutory restriction under the Investment Company Act of 1940, as amended (the "Act") with respect to the investment of their assets in the securities of a relatively few municipal issuers. As a non-diversified investment company, each of these Portfolios may present greater risks than a diversified company. Nevertheless, in order to qualify as a "regulated investment company" for Federal income tax purposes, each Portfolio will be restricted in that, among other limitations, at the close of each quarter of the taxable year, at least 50% of the value of each Portfolio's total assets must be represented by cash, government securities, and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of each Portfolio, and to not more than 10% of the outstanding voting securities of any one issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer.

         Futures Contracts and Options on Futures Contracts.
Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government Securities or contracts based on financial indices, including an index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets. These restrictions will not be changed by the Fund's Board of the Directors without considering the policies and concerns of the various applicable Federal and state regulatory agencies.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit cash or liquid, high-grade debt obligations equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government Securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by those Portfolios.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions are illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Additional Investment Policies and Practices - Illiquid Securities" in the Prospectus.

         Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the Custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the Custodian cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

         General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

         Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's Custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 15% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

         Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Special Risk Considerations. Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations are required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material effect on the market and prices of such securities.

         The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

         The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

         Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions

         Unless specified to the contrary, the following restrictions apply to each of the National, Insured National, California and New York Portfolios and are fundamental policies which may not be changed with respect to any such Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. Each such Portfolio may not:

              (1) Invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government Securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

              (2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

              (3) Make short sales of securities, maintain a short position or purchase securities on margin;

              (4) Participate on a joint or joint and several basis in any securities trading account;

              (5) Issue any senior security within the meaning of the Act;

              (6) Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7 below, and (iii) entering into repurchase agreements;

              (7) Act as an underwriter of securities of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

              (8) Invest in commodities or commodity contracts, except that a Portfolio may invest in futures contracts and options thereon;

              (9)  Purchase or sell real estate; or

              (10) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made.

         The Insured California Portfolio may not:

              (1) Invest more than 25% of its total assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or in U.S. Government Securities;

              (2) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Insured California Portfolio's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of the value of the Insured California Portfolio's total assets at the time of such borrowing. All borrowings at any time outstanding will be repaid before any additional investments are made. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Insured California Portfolio by enabling it to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.);

              (3)  Make loans, except to the extent the Insured
              California Portfolio's investments described in paragraph (1) of the Prospectus may be considered to be loans;

              (4) Have more than 5% of its assets invested in repurchase agreements with the same dealer; or

              (5) Purchase or sell real estate (but without limitation on the purchase of municipal securities secured by real estate or interests therein), issue senior securities, purchase commodities or commodity contracts (except that the Insured California Portfolio may invest in futures contracts), engage in short sales or purchase securities on margin except that this paragraph (5) shall not limit the Insured California Portfolio from borrowing or pledging assets as provided in paragraph (1).

              (6) Underwrite securities issued by other persons or purchase any securities as to which it would be deemed an underwriter under the Securities Act of 1933, as amended, except to the extent the Insured California Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

         Additional investment restrictions applicable only to the California Portfolio, and investment restrictions applicable only to the Insured California Portfolio are set forth under "Investment Objectives and Policies-Investment Restrictions" in the Fund's Prospectus.

         Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the Act of at least 300% for all borrowings of the Portfolio. In addition, under the Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

         Portfolio Turnover. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Management anticipates that the annual turnover in each Portfolio will not exceed 250%. An annual turnover rate of 200% occurs, for example, when all of the securities in a Portfolio are replaced twice in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by a Portfolio and its shareholders. However, the execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities. The portfolio turnover rates for the fiscal years ending October 31, 1995 and 1996 were, respectively, for the National Portfolio 118% and 137%, for the Insured National Portfolio 171% and 157%, for the California Portfolio 39% and 49%, for the Insured California Portfolio 103% and 118% and for the New York Portfolio 69% and 64%. See "Dividends, Distributions and Taxes."

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of September 30, 1996, 33 of the FORTUNE 100 Companies. As of that date, the Adviser and its subsidiaries employed approximately 1450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of September 6, 1996, AXA and its subsidiaries owned approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares

(representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

         The Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for the following expenses incurred on behalf of the
Fund: (i) the compensation of any of the Fund's directors and officers who are affiliated persons of the Adviser, (ii) expenses of office rental, and (iii) any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         For the fiscal year ended October 31, 1994, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,934,890, $1,533,067, $1,997,073, $4,965,268 and
$822,833 respectively.  Of such amounts, $3,750,516, $1,148,147,
$1,446,013, $3,219,652 and $379,671 was waived by the Adviser so that during such fiscal year, the Fund paid advisory fees to the Investment Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounting to $1,184,374, $384,920, $551,060, $1,745,616, and
$443,162, respectively.

         For the fiscal year ended October 31, 1995, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,357,009, $1,448,694, $1,878,376, $4,482,864 and
$758,429 respectively.  Of such amounts, $2,685,230, $273,143,

$1,126,920, $2,183,908 and $71,127 was waived by the Adviser so that during such fiscal year, the Fund paid advisory fees to the Investment Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounting to $1,671,779, $1,175,551, $751,456, $2,298,956, and
$687,302, respectively.

         For the fiscal year ended October 31, 1996, advisory fees payable to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,179,489, $1,447,924, $1,946,292, $4,527,101 and
$800,847 respectively.  Of such amounts, $2,760,334, $250,000,
$1,468,820, $2,025,214 and $0 was waived by the Adviser so that during such fiscal year, the Fund paid advisory fees to the Investment Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounting to $1,419,155, $1,197,924, $477,472, $2,501,886, and
$800,847, respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement will continue in effect from year to year with respect to each Portfolio if approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement until September 30, 1997 at their Meeting held on September 11, 1996.

         The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA1 - 51, Chairman and President of the
Fund, is the President, Chief Operating Officer and a Director of
ACMC with which he has been associated since prior to 1992.

         DAVID H. DIEVLER - 67, was formerly Chairman of the
Board and President of the Fund and Senior Vice President of
ACMC.  He is currently an independent consultant.

         RUTH BLOCK - 66, is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Previously, she was an Executive Vice President and the Chief Insurance Officer of Equitable since prior to 1992. Her address is Box 4653, Stamford, Connecticut 06903.

         JAMES R. GREENE - 75, is an independent financial consultant since prior to 1992. He is also a Director of ASARCO, Incorporated (metals smelting and refining), Bank Leumi Trust Co., Buck Engineering Company (manufacturing), American Reliance Insurance Co. (insurance) and United Tote (computer software). His address is 134 Buttonwood Drive, Fair Haven, New Jersey 07701

         DR. JAMES M. HESTER - 72, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1992. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL - 57, is a member of the law firm of Cahill Gordon & Reindel since prior to 1992. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON - 62,was formerly a partner at
Orrick, Herrington & Sutcliff and is currently of counsel to that law firm. His address is 666 Fifth Avenue, 19th Floor, New York,
New York 10103.



_________________________

1An "interested person" of the Fund as defined in the Act.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         SUSAN P. KEENAN 39, Senior Vice President, is a Senior
Vice President of ACMC with which she has been associated since prior to 1992.

         WAYNE D. LYSKI, 55, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1992.

         KATHLEEN A. CORBET, 36, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1992.

         WILLIAM E. OLIVER 45, Vice President, has been a Vice
President of ACMC, since May 1993.  Previously, he was a Vice
President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

         DAVID M. DOWDEN 31, Vice President, is an Assistant Vice
President of ACMC, with which he has been associated since 1993.
Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

         TERRANCE T. HULTS 30, Vice President, is an Assistant
Vice President of ACMC, with which he has been associated since
1993. Previously, he was an Associate and trader in the Municipal Derivative Products Department at Merrill Lynch Capital
Markets.

         EDMUND P. BERGAN, JR., 46, Secretary, is a Senior Vice President and the General Counsel of AFD and Alliance Fund Services, Inc. and Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1992.

         DOMENICK PUGLIESE, 35, Assistant Secretary, is Vice President and Assistant General Counsel of Alliance Fund Distributors, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel, Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1992.

         MARK D. GERSTEN 46, Treasurer and Chief Financial
Officer, is a Vice President of Alliance Fund Distributors, Inc.

and Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         JUAN RODRIGUEZ 39, Controller, is an Assistant Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1992.

         MELVIN OLIVER 39, Assistant Controller, is an Accounting
Manager of Alliance Fund Services Inc. with which he has been associated since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Directors is a director of one or more other registered investment companies in the Alliance Fund Complex.

                                                  Total Number
                                                  of Funds in
                                                  the Alliance
                                    Total         Fund Complex,
                                    Compensation  Including the
                                    from the      Fund, as to
                                    Alliance      which the
                     Aggregate      Fund Complex, Director is
Name of Director     Compensation   Including     a Trustee
of the Fund          from the Fund  the Fund      or Director

John D. Carifa          $0            $0               50
David H. Dievler        $3,465        $182,000         43
Ruth Block              $3,485        $157,500         37
James R. Greene         $3,965        $ 63,000         11
Dr. James M. Hester     $3,490        $148,500         38
Clifford L. Michel      $3,490        $146,068         38
Donald J. Robinson      $  405        $137,250         38

______________________

As of January 17, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

_______________________________________________________________

                      EXPENSES OF THE FUND
_______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined respective contingent deferred sales charges and respective distribution services fees on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992. The Agreement replaced an earlier agreement (the "First Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Agreement, the Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the

Agreement or interested persons of any such party as defined in the Act) at a meeting called for such purpose held on September 11, 1991. An amendment to the Agreement to permit the distribution of an additional class of shares, Class B shares, was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose held on November 24, 1992, and by the initial holder of Class B shares of each Portfolio of the Fund on December 29, 1992. An amendment to the Agreement to permit the distribution of an additional class of shares, Class C shares, was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose held on February 23, 1993, and by the initial holder of Class C shares of each Portfolio of the Fund on April 30, 1993.

         During the fiscal year ended October 31, 1996, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class A shares in amounts aggregating $991,717, $484,186, $539,859,
$1,406,123 and $307,307 which constituted .30%, .30%, .30%, .30%
and .30%, respectively, of each Portfolio's average daily net assets attributable to the Class A shares. In addition, during the fiscal year ended October 31, 1996, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class A shares as described above of $1,249,516. Of the $4,978,708 paid by the Fund and the Adviser under the Agreement in the case of the Class A shares, $323,928 was spent on advertising, $44,625 on the printing and mailing of prospectuses for persons other than current shareholders, $3,578,142 for compensation to broker-dealers and other financial intermediaries (including $2,986,481 to the Fund's Principal Underwriter), $210,304 for compensation to sales personnel and $821,709 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the fiscal year ended October 31, 1996, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class B shares in amounts aggregating $2,352,948, $558,288, $967,401,
$1,657,856 and $292,862 which constituted 1.00%, 1.00%, 1.00%,
1.00% and 1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class B shares. In addition, during the fiscal year ended October 31, 1996, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class B shares as described above of $0. Of the $4,969,652 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $253,244 was spent on advertising, $34,071 on the printing and mailing of prospectuses for persons other than current shareholders, $3,192,316 for compensation to broker-dealers and other financial intermediaries (including $1,449,660 to the Fund's Principal Underwriter), $104,889 for compensation to sales personnel and $535,982 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $849,150 for interest on Class B shares financing. Unreimbursed distribution expenses incurred during the Fund's fiscal year ended October 31, 1996 and carried over for reimbursement in future years in respect of the Class B shares amounted to approximately $0 or 0% for National Portfolio, $0 or 0% for Insured National Portfolio, $59,632 or .06% for New York Portfolio, $0 or 0% for California Portfolio, and $108,896 or .41% for Insured California Portfolio, of the net assets represented by the Class B shares of each such Portfolio on that date.

         During the fiscal year ended October 31, 1996, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement in the case of the Class C shares in amounts aggregating $1,028,510, $223,607, $347,137,
$898,428 and $139,446 which constituted 1.00%, 1.00%, 1.00%,
1.00% and 1.00%, respectively, of each Portfolio's average daily net assets attributable to the Class C shares. In addition, during the fiscal year ended October 31, 1996, the Adviser made aggregate payments under the Agreement from its own resources in the case of the Class C shares as described above of $1,484,934. Of the $4,122,062 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $250,647 was spent on advertising, $36,333 on the printing and mailing of prospectuses for persons other than current shareholders, $3,186,320 for compensation to broker-dealers and other financial intermediaries (including $2,610,819 to the Fund's Principal Underwriter), $116,158 for compensation to sales personnel and $532,604 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses. Unreimbursed distribution expenses incurred during the Fund's fiscal period ended October 31, 1996 and carried over for reimbursement in future years in respect of the Class C shares amounted to approximately $458,577 or .48% for National Portfolio, $206,711 or .91% for Insured National Portfolio, $265,566 or .77% for New York Portfolio, $454,035 or .50% for California Portfolio, and $100,046 or .78% for Insured California Portfolio, of the net assets represented by the Class C shares of each such Portfolio on that date.

         The Agreement will continue in effect until September 30, 1997 and thereafter for successive twelve-month periods (computed from each October 1) with respect to each class of a Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until September 30, 1997 at their meeting held on September 11, 1996.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission may payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that a particular class or Portfolio may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of such class or Portfolio affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Portfolio, voting separately by class or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Rule 12b-1 Plan will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares and Advisor Class shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares or the Class C shares reflecting the additional costs associated with the Class B shares and Class C shares contingent deferred sales charge. For the fiscal year ended October 31, 1996, the Fund paid Alliance Fund Services, Inc. $1,045,781 for transfer agency services and out of pocket expenses.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset based sales charge, in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliates or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of Koll Real Estate Services.

         If you are a Fund shareholder through account established under fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

         Investors may purchase shares of a Portfolio either through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of each Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day, on which the Exchange is open for trading. The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Board of Directors has further determined that the value of certain debt securities in the National, Insured National, California and Insured California Portfolios, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without exclusive reliance upon quoted prices, since such valuations are believed by the Board to more accurately reflect the fair value of such securities. At the present time, the Fund is employing a pricing service offered by Muller Data Corporation, a wholly-owned subsidiary of The Thompson Corporation. However, other pricing services are available, and the Board of Directors may authorize the use of another such service. The Adviser may decide, subject to guidelines established by the Board of Directors of the Fund, to retain in the Insured National and Insured California Portfolios municipal securities which are insured under the Portfolio Policy or any other Mutual Fund Insurance Policy and which are in default or in significant risk of default in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In establishing fair value for these securities the Board of Directors will give recognition to the value of the insurance feature as well as the market value of the securities. Absent any unusual or unforeseen circumstances, the Adviser will recommend valuing these securities at the same price as similar securities of a minimum investment grade (i.e., a "BBB" rating).

         The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m.

Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc. formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified


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

minimum dollar amount of the shares of a Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares2

_________________________

2Advisor Class shares are sold only to investors described above in this section under "--General."

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

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In


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

this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended October 31, 1994, 1995 and 1996, the aggregate amount of underwriting commission payable with respect to shares of the National Portfolio were $3,999,376 and $1,076,847 and $1,002,148; the Insured National
Portfolio were $880,897, $517,715 and $141,083; the New York Portfolio were $2,183,874, $632,625 and $771,571; the California Portfolio were $6,376,539, $1,481,582 and $1,784,420; and the
Insured California Portfolio were $898,670, $507,946 and $288,199; of that amount, the Principal Underwriter, received the amounts of $148,447, $53,831 and $50,984 for the National Portfolio; $35,669, $24,091 and $17,440 for the Insured National Portfolio; $74,564, $25,809 and $29,267 for the New York Portfolio; $214,705, $62,269 and $78,399 for the California Portfolio; and $34,685, $23,459 and $14,356 the Insured California Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal year ended October 31, 1996, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $281,532, for the National Portfolio, $101,606, for the Insured National Portfolio, $247,892, for the California Portfolio, $37,596, for the Insured California Portfolio and $126,674 for the New York Portfolio. During the fiscal year ended October 31, 1996, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $3,183, for the National Portfolio, $320, for the Insured National Portfolio, $6,470, for the California Portfolio, $96, for the Insured California Portfolio and $2,412 for the New York Portfolio.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                   As % of       to Dealers
                      As % of      the           or Agents
                      Net          Public        As % of
Amount of             Amount       Offering      Offering
Purchase              Invested     Price         Price

Less than
   $100,000. . .      4.44%        4.25%         4.00%
$100,000 but
less than
   $250,000. . .      3.36         3.25          3.00
$250,000 but
    less than
   $500,000. . .      2.30         2.25          2.00
$500,000 but
    less than
   $1,000,000. .      1.78         1.75          1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemption, as described below under "--Class B Shares". In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and , second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling

Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares". Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended (the "Securities Act").

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth above for each Portfolio at a price based upon the net asset value of Class A shares of the Portfolio on October 31, 1996.

         National Portfolio

              Net Asset Value per Share at
                   October 31, 1996              $10.51

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)    $  .47
                                                 ______

              Per Share Offering Price to
                   the Public                    $10.98
                                                 ======

         Insured National Portfolio

              Net Asset Value per Share at
                   October 31, 1996              $10.28

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)    $  .46
                                                 ______

              Per Share Offering Price to
                   the Public                    $10.74
                                                 ======

         New York Portfolio

              Net Asset Value per Share at
                    October 31, 1996             $9.66

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)    $ .43
                                                 _____

              Per Share Offering Price to
                   the Public                    $10.09
                                                 ======

         California Portfolio

              Net Asset Value per Share at
                     October 31, 1996            $10.59

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)    $  .47
                                                 ______

              Per Share Offering Price to
                   the Public                    $11.06
                                                 ======

         Insured California Portfolio

              Net Asset Value per Share at
                   October 31, 1996              $13.39

              Per Share Sales Charge - 4.25%
                   of offering price (4.44% of
                   net asset value per share)    $  .59
                                                 ______

              Per Share Offering Price to
                   the Public                    $13.98
                                                 ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge, or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Mortgage Securities Income Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.

Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction.
The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Portfolio to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors or Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of share of such other registered investment companies as may be designated from time to time by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         Contingent Deferred
         Sales Charge as a %
         of Dollar Amount
         Year Since Purchase      Subject to Charge

         First                         3.0%
         Second                        2.0%
         Third                         1.0%
         Fourth                        None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will


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

be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment, as long as the shares are held for one year or more, and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Share--How to Sell Shares". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30-day period (except for certain omnibus accounts), of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per check. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions-General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of a Portfolio through an automatic investment program utilizing Electronic Fund Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for Federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

         Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and

Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of trading on the Exchange (currently 4:00 p.m.) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Portfolio invests might materially affect the value of the Portfolio's shares, by dividing the value of the Portfolio's total assets less its liabilities, by the total number of its shares then outstanding.

         For purposes of this computation, portfolio securities that are actively traded in the over-the counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair value if no market exists.
Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and
any developments related to specific securities.   U.S.
Government Securities and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

General

         Each Portfolio of the Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of Federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

         Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         Capital gains realized by a Portfolio during the Fund's fiscal year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The information set forth in the Prospectus and the following discussion relates generally to Federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of Federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

         Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to Federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of the Portfolios

         The following discussion relates to certain significant United States Federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

         Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.
_______________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's
Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's

Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         No transactions for the Fund's Portfolios are executed through any broker or dealer affiliated with the Fund's Adviser, Alliance Capital Management L.P., or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended October 31, 1994, 1995 and 1996 the Fund incurred no brokerage commissions.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The authorized capital stock of the Fund consists solely of 950,000,000 shares of Common Stock having a par value of $.001 per share, of which 250,000,000 shares are presently designated for each of the Insured National and National Portfolios and 150,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. Shares issued are fully paid and non-assessable. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the Act and in the Fund's By-Laws, will be available to shareholders of the Fund. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the Act and Maryland law.

         At January 17, 1997, there were outstanding 181,790,231 voting shares of common stock of the Fund, including, 30,472,756 Class A shares, 19,803,356 Class B shares and 8,957,060 Class C shares of the National Portfolio; 16,241,468 Class A shares, 5,010,895 Class B shares and 1,966,444 Class C shares of the Insured National Portfolio; 18,392,799 Class A shares, 1,796,540

Class B shares and 1,777,709 Class C shares of the New York Portfolio; 42,970,260 Class A shares, 15,313,456 Class B shares and 8,624,728 Class C shares of the California Portfolio; and 7,572,487 Class A shares, 1,917,035 Class B shares and 973,238 Class C shares of the Insured California Portfolio. The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 17, 1997.


                             No. of     % of     % of        % of
Name and Address             Shares     Class A  Class B  Class C

                       National Portfolio

MLPF&S For the Sole          1,873,061  6.15%
Benefits of Its
Customers
Attn. Fund Administration    2,149,948           10.86%
4800 Deer Lake Dr.
East 3rd Floor               4,567,985                     51.00%
Jacksonville FL
32246-6484


                   Insured National Portfolio

MLPF&S For the Sole            477,484            9.53%
Benefit of Its
Customers
Attn. Fund Administration    1,269,639                     64.57%
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL
32246-6484



                      California Portfolio

MLPF&S For the Sole          5,925,823  13.79%
Benefit of Its
Customers
Attn. Fund Administration    3,493,663           22.81%
4800 Deer Lake Dr.
East 3rd Floor               5,549,015                     64.34%
Jacksonville FL
32246-6484

                             No. of     % of     % of        % of
Name and Address             Shares     Class A  Class B  Class C

                  Insured California Portfolio

MLPF&S For the Sole            494,936  6.54%
Benefit of Its
Customers
Attn. Fund Administration      360,392           18.80%
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL
32246-6484

MLPF&S For the Sole            311,315                     31.99%
Benefit of Its
Customers
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL
32246-6484

The Berton Living               74,717                      7.68%
Trust
Peter A. Berten TTEE
UTD 1/06/1994
320 South Rodeo Drive
Beverly Hills CA
90212-4207

Catherine L. Burdick            53,209                      5.47%
TTEE The Catherine L.
Burdick Trust
DTD 3/03/1994
4261 N. Rogers Rd.
Spring Valley CA
91977-1220

Prudential Securities           55,991                      5.75%
FBO
Rakesh C. Gupta
Neelam Gupta Co-TTEES
FBO Gupta Family Living
Trust
UA DTD 12/22/1994
Hemet CA 92544

                             No. of     % of     % of        % of
Name and Address             Shares     Class A  Class B  Class C

                       New York Portfolio

MLPF&S For the Sole          1,796,540           18.48%
Benefit of Its
Customers
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL
32246-6484

MLPF&S For the Sole          1,777,709                     53.18%
Benefit of Its
Customers
Attn. Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville FL
32246-6484

Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

Yield and Total Return Quotations

         From time to time a Portfolio states its "yield," "actual distribution rate" and "total return." Computed separately for each class, a Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio may advertise a "taxable equivalent yield" that is calculated by assuming that net investment income per share is increased by an amount sufficient to offset the benefit of tax exemptions at the stated income tax rate. For example, under 1995 federal individual income tax rates and assuming that there are no applicable state income taxes, a tax-exempt yield of 5% would equal a tax equivalent yield of 6.94% (28% tax bracket), 7.25% (31% tax bracket), 7.81% (36% tax bracket), and 8.28% (39.6% tax bracket), respectively; 6% would equal 8.33% (28% tax bracket), 8.70% (31% tax bracket), 9.38% (36% tax bracket) and 9.93% (39.6% tax bracket), respectively; and 7% would equal 9.72% (28% tax bracket), 10.14% (31% tax bracket), 10.94% (36% tax bracket), and 11.59% (39.6% tax bracket), respectively. A Portfolio's "actual distribution rate," which may be stated in sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is compounded separately for Class A, Class B and Class C shares. Computed separately for each class, a Portfolio's "total return" is its average annual compounded total return for recent one year, five year and ten year periods (or the period since the Portfolio's inception). A Portfolio's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Portfolio are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of such Portfolio's shares is assumed to have been paid.

         The yield for the month ended October 31, 1996 for the Insured National Portfolio was 4.77% for the Class A shares, 4.27% for the Class B shares and 4.28% for Class C shares; for the National Portfolio, 5.24% for the Class A shares, 4.77% for Class B shares and 4.77% for Class C shares; for the New York Portfolio, 5.43% for the Class A shares, 4.97% for Class B shares and 4.97% for Class C shares; for the California Portfolio, 5.44% for the Class A shares, 4.98% for Class B shares and 4.99% for Class C shares; and for the Insured California Portfolio, 4.63% for the Class A shares, 4.13% for Class B shares and 4.13% for Class C shares.

         The tax equivalent yield for such period for the Insured National Portfolio was 7.64% for the Class A shares, 6.84% for Class B shares and 6.86% for Class C shares; for the National Portfolio, 8.68% for the Class A shares, 7.90% for Class B shares and 7.90% for Class C shares; for the New York Portfolio, 9.65% for the Class A shares, 8.83% for Class B shares and 8.83% for Class C shares (computed without taking into account the effects New York City income taxes) and 10.07%, 9.22% and 9.22% for Class A, B and C shares, respectively (computed assuming the effects of New York City income taxes); for the California Portfolio, 10.08% for the Class A shares, 9.23% for Class B shares and 9.25% for Class C shares; and for the Insured California Portfolio, 8.20% for Class A shares, 7.31% for Class B shares and 7.31% for Class C shares. The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were: federal--39.6%, New York State--7.5%, New York City--3.91% and California--11%. The tax equivalent yield is computed by dividing that portion of the yield of a Portfolio that is tax-exempt by one minus the applicable marginal income tax rate (39.6% in the case of the National and the Insured National Portfolios; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York, California, and Insured California Portfolios) and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

         The actual distribution rate for the Insured National Portfolio was 4.82% for the Class A shares, 4.39% for Class B shares and 4.39% for Class C shares; for the National Portfolio, 5.27% for the Class A shares, 4.84% for Class B shares and 4.85% for Class C shares; for the New York Portfolio, 5.42% for the Class A shares, 4.92% for Class B shares and 4.92% for Class C shares; for the California Portfolio, 5.28% for Class A shares, 4.79% for Class B shares and 4.79% for Class C shares; and for the Insured California Portfolio, 4.84% for Class A shares, 4.30% for Class B shares and 4.30% for Class C shares. The average annual total return for the one-year period ended October 31, 1996 for the Class A shares of the Insured National Portfolio was

2.84%; for the National Portfolio, 1.83%; for the New York Portfolio, 1.75%; for the California Portfolio, 2.63% and for the Insured California Portfolio, 1.30%. The average annual total return for the one-year period ended October 31, 1996 was for Class B shares of the Insured National Portfolio, 3.74%; for the National Portfolio, 2.61%; for the New York Portfolio, 2.52%; for the California Portfolio, 3.37%; and for the Insured California Portfolio, 1.99%. The average annual total return for the one-year period ended October 31, 1996 was for Class C shares of the Insured National Portfolio, 5.74%; for the National Portfolio, 4.62%; for the New York Portfolio, 4.52%; for the California Portfolio, 5.38%; and for the Insured California Portfolio, 3.99%. For the five-year period ended October 31, 1996 and the period since inception to October 31, 1996, the average annual total return for Class A shares of the Insured National Portfolio was 6.86% and 7.29%; for Class A shares of the National Portfolio, 6.87% and 7.66%; for Class A shares of the New York Portfolio, 6.42% and 6.63%; for Class A shares of the California Portfolio, 6.68% and 7.52%; and for Class A shares of the Insured California Portfolio, 6.28% and 7.44%.

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Portfolio is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Portfolios as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Portfolios may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

         The Morningstar ratings and the Lipper rankings may be used in advertisements and sales literature relating to such Portfolios.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

________________________________________________________________



































                               110
00250011.AI8

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
       MUNICIPAL BONDS-98.3%
       LONG TERM MUNICIPAL BONDS-98.1%
       ARIZONA-4.4%
NR     Goodyear
       Assess Dist #1 Ser 96C
       7.25%, 7/01/16                           $ 4,200      $ 4,248,804
AA+    Maricopa Cnty
       Util Rev (Citizen's Util) Ser 95 AMT
       6.20%, 5/01/30                             8,020        8,313,532
AA+    Mohave Cnty IDA
       Util Rev (Citizen's Util) Ser 93B AMT
       5.80%, 11/15/28                            2,000        1,997,060
AA-    Mohave Cnty IDR
       (Cargill/No Star Steel Proj)
       Ser 95A AMT
       6.70%, 3/01/20                            11,000       11,887,480
AAA    Phoenix Arpt Rev
       MBIA Ser 94D AMT
       6.30%, 7/01/10                             1,270        1,349,121
                                                             ------------
                                                              27,795,997

       CALIFORNIA-15.0%
A      California Poll Ctl Fin Auth
       PCR (Pacific Gas & Elec) Ser 93A AMT
       5.875%, 6/01/23                           41,145       40,410,151
A+     California Poll Ctl Fin Auth
       PCR (San Diego Gas & Elec)
       Ser 93A-C AMT
       5.85%, 6/01/21                             6,000        5,945,640
AA-    Long Beach Harbor Rev
       Ser 93 AMT
       5.125%, 5/15/18                           31,325       28,528,304
NR     Novato Comm Fac Dist #94-1
       (Hamilton Field) Ser 95 ETM
       7.375%, 9/01/25                            6,300        6,568,569
AAA    San Francisco City & Cnty Int'l Arpt
       MBIA Ser 10A AMT
       5.70%, 5/01/26                            14,385       14,122,905
                                                             ------------
                                                              95,575,569

       COLORADO-3.7%
Baa*   Arapahoe Cnty
       Public Highway Auth
       7.00%, 8/31/26                             1,500        1,621,560
BBB    Denver City & Cnty
       (Arpt System Rev) Ser C AMT
       6.75%, 11/15/22                            9,500        9,911,540
BB     Denver City & Cnty Arpt Auth
       (United Airlines) Ser 92A AMT
       6.875%, 10/01/32                          11,775       12,109,410
                                                             ------------
                                                              23,642,510

       FLORIDA-8.0%
NR     Collier Cnty IDR
       (Southern St Util) Ser 96 AMT
       6.50%, 10/01/25                           14,605       14,614,785
AAA    Dade Cnty Arpt Rev
       (Miami Int'l Arpt) MBIA Ser 95B AMT
       6.00%, 10/01/24                            7,160        7,279,859
AAA    Escambia Cnty HFA
       SFMR (Multi County Proj)
       GNMA Ser 95B AMT
       6.25%, 4/01/28                             8,955        9,042,938
AAA    Florida HFA
       SFMR (Mtg Hsg Fin Agy)
       GNMA Coll Ser 94B AMT
       6.65%, 7/01/26                             3,190        3,320,981
AAA    Hillsborough Cnty Aviation
       Arpt Rev (Tampa Int'l)
       FGIC Ser 96A AMT
       6.00%, 10/01/23                            1,500        1,543,635
NR     Northern Palm Beach Cnty
       Imp Dist #9A (ABACOA) Ser 96A
       7.20%, 8/01/16                             5,000        5,070,350
AA-    Orlando Util Comm
       (Wtr & Elec Rev) Ser 93B
       7.266%, 10/06/17 (a)                       4,550        4,484,708
Aaa*   Pinellas Cnty HFA
       SFMR GNMA Ser 94A AMT
       6.55%, 8/01/27                             1,855        1,911,262
Baa*   Volusia Cnty Ed Fac Auth Rev
       (Embry-Riddle Aero Univ) Ser 96A
       6.125%, 10/15/26                           3,860        3,907,092
                                                             ------------
                                                              51,175,610


7

NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
       GEORGIA-5.5%
AAA    Atlanta
       Arpt Fac Rev MBIA AMT
       Zero coupon, 1/01/10                     $75,535      $35,150,212

       INDIANA-8.5%
BB     Indianapolis Arpt Auth
       (United Airlines Maint Ctr Proj)
       Ser 95A AMT
       6.50%, 11/15/31                           41,570       41,796,141
AA     Warrick Cnty
       PCR (So Indiana Gas & Elec Co)
       Ser 93B AMT
       6.00%, 5/01/23                            12,290       12,535,308
                                                             ------------
                                                              54,331,449

       MARYLAND-0.2%
NR     Maryland Ind Dev Fin Auth Eco Dev
       (Med Waste Assoc) Ser 89 AMT
       8.75%, 11/15/10                            1,440        1,494,245

       MASSACHUSETTS-4.0%
A+     Massachusetts Bay Trans Auth
       Ser 92C
       6.10%, 3/01/23                             1,715        1,770,960
AAA    Massachusetts Ed Fin Auth
       Education Loan Rev AMBAC Ser 94E AMT
       6.00%, 1/01/12                             4,440        4,478,406
AAA    Massachusetts HFA
       MFHR (Harbor Point Dev)
       AMBAC Ser 96A AMT
       6.40%, 12/01/15                            6,940        7,041,532
AAA    Massachusetts HFA
       MFHR (Rental Hsg) AMBAC Ser 95E AMT
       6.00%, 7/01/37                             2,680        2,623,854
AAA    Massachusetts Ind Fin Agy
       Elec Rev Sys
       (Nantucket Elec Proj)
       AMBAC Ser 96A AMT
       5.875%, 7/01/17                            1,435        1,446,308
A*     Massachusetts Ind Fin Auth
       Ed Fac (Brooks School) Ser 93
       5.95%, 7/01/23                             1,670        1,684,446
AAA    Massachusetts Ind Fin Auth
       MFHR (Heights Crossing) FHA Ser 95 AMT
       6.15%, 2/01/35                             6,445        6,475,356
                                                             ------------
                                                              25,520,862

       MICHIGAN-2.8%
BBB    Detroit GO
       Ser 93
       6.35%, 4/01/14                             4,250        4,349,577
AAA    Kent Cnty GO Arpt Rev
       (Kent Cnty Int'l) Ser 95 AMT
       6.10%, 1/01/25                             4,340        4,461,911
AA+    Michigan HDA
       SFMR (Mortgage Rev) Ser 96B AMT
       6.20%, 6/01/27                             5,805        5,828,394
A-     Michigan Strategic Fund
       PCR (General Motors Corp) Ser 95
       6.20%, 9/01/20                             2,810        2,896,829
                                                             ------------
                                                              17,536,711

       MINNESOTA-4.2%
BBB+   Bass Brook PCR
       (Minnesota Pwr & Light) Ser 92
       6.00%, 7/01/22                             1,350        1,353,969
AAA    Burnsville-Eagan-Savage GO
       Ind Sch Dist #191 CGIC Ser 95A
       6.20%, 2/01/17                             1,150        1,210,410
AA+    Duluth GO
       Arpt Lease Rev Ser 95C AMT
       6.25%, 8/01/14                             4,140        4,311,893
AAA    Minneapolis GO
       SFMR (Home Ownership/Renovation)
       Ser 93 Stage III AMT
       5.70%, 12/01/23                            3,525        3,458,095
AAA    Minnesota HFA
       MFHR (Rental Housing) MBIA Ser 95D
       6.00%, 2/01/22                             1,000        1,006,730
AA+    Minnesota HFA
       SFMR (Home Mortgage) Ser 93-C2 AMT
       6.15%, 7/01/23                             2,460        2,481,082


8



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AA+    Minnesota HFA
       SFMR (Home Mortgage) Ser 96F AMT
       6.30%, 1/01/28                           $ 4,600      $ 4,650,922
AA+    Minnesota HFA
       SFMR (Home Mortgage) Ser 96G AMT
       6.25%, 7/01/26                             8,500        8,560,180
                                                             ------------
                                                              27,033,281

       NEBRASKA-1.2%
A*     Nebraska Higher Ed
       Student Loan Rev Ser 93B AMT
       5.875%, 6/01/14                            7,705        7,535,413

       NEW JERSEY-2.1%
AAA    New Jersey Eco Dev Auth
       (Elizabethtown Wtr Co)
       MBIA Ser 95 AMT
       5.60%, 12/01/25                            6,000        5,881,560
AAA    New Jersey Eco Dev Auth
       (Hackensack Wtr Co) MBIA Ser 94B AMT
       5.90%, 3/01/24                             1,345        1,361,207
AAA    New Jersey Eco Dev Auth
       PCR (Public Svc Elec & Gas)
       MBIA Ser 94A AMT
       6.40%, 5/01/32                             1,420        1,484,653
AA-    New Jersey Eco Dev Auth
       Swr Rev (Anheuser-Busch) Ser 95 AMT
       5.85%, 12/01/30                            1,400        1,411,270
AAA    New Jersey Hsg & Mtg Fin Agy
       MFHR Pooled Loan AMBAC Ser 96A AMT
       6.25%, 5/01/28                             2,950        2,974,013
                                                             ------------
                                                              13,112,703

       NEW YORK-9.6%
AAA    Monroe Cnty Arpt Auth
       Arpt Rev (Gtr Rochester Int'l)
       MBIA Ser 93 AMT
       5.50%, 1/01/13                             2,450        2,398,501
BBB+   New York City GO
       Ser 95B
       7.25%, 8/15/19                             1,350        1,461,132
AAA    Niagara Frontier Trans Auth Arpt Rev
       (Gtr Buffalo Int'l)
       AMBAC Ser 94A AMT
       6.25%, 4/01/24                             1,200        1,248,336
A+     NYS Energy Res & Dev
       Auth (Consolidated Edison) Ser 94A AMT
       7.125%, 12/01/29                          13,000       14,439,100
AAA    NYS Energy Res & Dev Auth Gas Fac
       (Brooklyn Union Gas) MBIA AMT
       5.60%, 6/01/25                            10,000        9,614,200
AAA    NYS Energy Res & Dev Auth Solid Waste
       (NYS Elec & Gas) MBIA Ser 93A AMT
       5.70%, 12/01/28                            8,000        7,770,400
BBB    NYS Envir Fac Auth IDR
       (Occidental Petroleum) Ser 93A AMT
       5.70%, 9/01/28                             3,350        3,113,825
Aa*    NYS HFA MFHR (Syracuse/Springville Proj)
       Ser 93A AMT
       5.95%, 8/15/24                             5,650        5,588,811
AA-    Port Auth of NY & NJ
       Cons (95th Ser) AMT
       6.125%, 7/15/29                            4,600        4,688,688
AAA    Port Auth of NY & NJ
       Cons (96th Ser) FGIC AMT
       6.60%, 10/01/23                           10,000       10,768,600
                                                             ------------
                                                              61,091,593

       OHIO-5.5%
AAA    Cleveland Arpt Rev
       (Cleveland Int'l) FGIC Ser 94A AMT
       6.25%, 1/01/20                            10,000       10,467,000
AAA    Columbus Arpt Rev
       (PT Columbus Int'l) MBIA Ser 94A AMT
       6.25%, 1/01/24                             1,695        1,766,749
A      Cuyahoga Cnty Hosp Rev
       (Meridia Hlth Sys) Ser 95
       6.25%, 8/15/24                             2,560        2,632,474


9



NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA    Ohio Air Quality Dev Auth
       (JMG Funding/Ohio Pwr Co)
       AMBAC Ser 94B AMT
       6.375%, 4/01/29                          $ 7,850      $ 8,258,435
NR     Ohio Air Quality Dev Auth
       PCR (Columbus So Pwr) Ser 85B
       6.25%, 12/01/20                            2,600        2,630,316
AA-    Ohio Air Quality Dev Auth PCR
       (Dayton Power & Light Proj) Ser 92B
       6.40%, 8/15/27                             1,900        1,992,131
A      Ohio Wtr Dev Auth Solid Waste
       (North Star BHP) AMT
       6.45%, 9/01/20                             4,275        4,426,036
Aa3*   Toledo-Lucas Cnty Port Auth IDR
       (Cargill Inc. Proj)
       5.90%, 12/01/15                            2,640        2,698,608
                                                             ------------
                                                              34,871,749

       PENNSYLVANIA-2.6%
AAA    Allegheny Cnty Arpt Rev
       (Gtr Pittsburgh Int'l) FSA
       Ser 92B AMT
       6.625%, 1/01/22                            1,980        2,113,175
A-     Cambria Township Wtr Auth
       Ser 93A AMT
       6.00%, 12/01/12                            1,400        1,459,822
AAA    Pennsylvania Higher Ed Student Loan Rev
       AMBAC Ser 88D AMT
       6.05%, 1/01/19                             7,700        7,797,482
AAA    Philadelphia Arpt Sys Rev
       AMBAC Ser 95A AMT
       6.10%, 6/15/25                             4,950        5,066,077
                                                             ------------
                                                              16,436,556

       RHODE ISLAND-1.3%
AA+    Rhode Island Hsg & Mtg Fin Corp
       SFMR (Home Ownership) Ser 92-7A AMT
       6.75%, 10/01/25                            8,000        8,306,480

       SOUTH DAKOTA-1.7%
AA+    South Dakota HDA
       SFMR (Home Ownership) Ser 91D-93-II AMT
       6.15%, 5/01/26                             9,600        9,445,920
       6.25%, 5/01/26                             1,440        1,436,126
                                                             ------------
                                                              10,882,046

       TENNESSEE-1.3%
BBB    Memphis Shelby Cnty Spec Fac
       (Federal Express) Ser 93 AMT
       6.20%, 7/01/14                             8,000        8,052,320

       TEXAS-3.6%
BB+    Alliance Arpt Auth Fac Imp
       (American Airlines) Ser 90 AMT
       7.50%, 12/01/29                           11,690       12,467,619
BBB    Alliance Arpt Auth Spec Fac
       (Federal Express) Ser 96 AMT
       6.375%, 4/01/21                           10,200       10,219,686
                                                             ------------
                                                              22,687,305

       UTAH-1.7%
AAA    Emery Cnty
       PCR (Pacific Proj) AMBAC AMT
       5.625%, 11/01/23                          11,400       10,949,472

       VIRGINIA-5.1%
A      Alexandria Redev & Hsg
       MFHR (Buckingham Village) Ser 96A AMT
       6.15%, 1/01/29                             4,000        4,005,960
Aa*    Chesapeake IDA
       (Cargill Inc. Proj) Ser 93
       5.875%, 3/01/13                            1,705        1,752,655
A+     Giles Cnty IDR
       (Hoechst-Celanese Corp) Ser 96 AMT
       6.45%, 5/01/26                             3,460        3,590,788
A-     Isle of Wight Cnty IDA
       Solid Waste (Union Camp Corp)
       Ser 94 AMT
       6.55%, 4/01/24                             3,685        3,863,870


10



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA    Metro Wash Arpt Auth
       MBIA Ser 94A AMT
       5.75%, 10/01/20                          $ 4,680     $  4,602,078
A*     Prince William Cnty IDA
       Hosp Rev (Potomac Hosp Grp) Ser 95
       6.75%, 10/01/15                            1,920        2,046,566
NR     Staunton IDA
       Ed Fac (Mary Baldwin College) Ser 96
       6.75%, 11/01/21                            2,000        2,019,600
AA     Virginia Beach
       Hosp Rev (Sentara Bayside)
       6.30%, 11/01/21                              700          720,678
AA     Virginia College Bldg Auth Ed Fac Rev
       (Washington & Lee)
       5.80%, 1/01/24                             3,500        3,507,070
AA+    Virginia HDA
       SFMR (Commonwealth Mtg) Ser 96B AMT
       6.375%, 1/01/26                            5,000        5,042,400
AA     Virginia Res Auth Swr Rev
       (Hopewell Fac) Ser 95A AMT
       6.00%, 10/01/25                            1,065        1,083,691
                                                             ------------
                                                              32,235,356

       WASHINGTON-2.9%
BBB+   Pilchuck Dev Pub Corp Spec Fac
       (BF Goodrich) Ser 93 AMT
       6.00%, 8/01/23                            19,000       18,408,340

       WEST VIRGINIA-0.9%
AAA    West Virginia Eco Dev
       Pkwy Rev FGIC Ser 93
       7.817%, 5/16/19 (a)                        6,000        6,013,740

       WISCONSIN-2.3%
AAA    Wisconsin GO
       MBIA Ser 96B AMT
       6.20%, 11/01/26                           13,930       14,315,861

       TOTAL LONG TERM MUNICIPAL BONDS
         (cost $606,953,830)                                 624,155,380

       SHORT TERM MUNICIPAL NOTE-0.2%
       ILLINOIS-0.2%
NR     Illinois Health Fac Auth
       (Ingalls Mem Hosp) Ser 85B VRDN
       3.55%, 1/01/16 (b)
         (cost $1,400,000)                        1,400        1,400,000

       TOTAL INVESTMENTS-98.3%
         (cost $608,353,830)                                 625,555,380
       Other assets less liabilities-1.7%                     10,861,102

       NET ASSETS-100%                                      $636,416,482


#    Unaudited.

*    Moody's or Fitch Rating.

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 22.
     See notes to financial statements.


11



INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
       MUNICIPAL BONDS-96.8%
       LONG TERM MUNICIPAL BONDS-95.1%
       ALABAMA-8.2%
AAA    West Jefferson PCR
       (Alabama Power) MBIA Ser 93C
       6.05%, 5/01/23                           $19,000      $19,303,430

       ALASKA-4.3%
AAA    Alaska Hsg Fin Corp
       MFHR Mtg Rev MBIA Ser 96A
       6.00%, 12/01/15                            6,400        6,385,216
       6.05%, 12/01/17                            2,000        1,995,160
A+     Alaska Hsg Fin Corp SFMR
       Insured Mtg Prog Ser 93I
       5.90%, 12/01/33                            1,850        1,793,131
                                                             ------------
                                                              10,173,507

       ARIZONA-9.2%
AAA    Glendale IDA
       Ed Fac (Midwestern Univ)
       CONNIE LEE Ser 96A
       6.00%, 5/15/26                               960          988,157
AAA    Maricopa Cnty
       Hosp Rev (Cath Hlth West)
       MBIA Ser 93
       7.472%, 7/01/13 (a)                        1,305        1,304,961
AAA    Maricopa Cnty GO
       Chandler Sch Imp #80 FGIC Ser 95
       6.00%, 7/01/13                               970        1,015,852
AAA    Maricopa Cnty GO
       Kyrene Elem Sch Imp #28 FGIC Ser 95B
       6.00%, 7/01/14                             2,000        2,074,260
AAA    Maricopa Cnty GO
       Sch Dist #28 FGIC Ser 93C
       Zero coupon, 7/01/11                       6,000        2,632,860
AAA    Maricopa Cnty Hlth Fac
       (Samaritan Hlth) MBIA Ser 90A
       7.00%, 12/01/13                              545          597,407
AAA    Mohave Cnty IDA
       (Baptist Hospital) MBIA Ser 96
       5.75%, 9/01/26                               560          561,372
AA     Phoenix IDA
       MFHR (Woodstone & Silver Springs)
       Ser 93 Asset Gty
       6.25%, 4/01/23                             2,460        2,501,574
AA+    Phoenix Sr Lien
       (Civic Plaza Bldg Corp) Ser 94
       6.00%, 7/01/12                             3,485        3,619,173
AAA    Tempe IDR
       MFHR (Mtg-Quadrangles) FHA Ser 93
       6.25%, 6/01/26                             4,625        4,704,411
AAA    Yavapai Cnty GO
       Humboldt Sch Imp #22 FGIC Ser 95A
       5.95%, 7/01/14                             1,500        1,542,780
                                                             ------------
                                                              21,542,807

       CALIFORNIA-12.4%
AAA    Los Angeles Cnty
       Metro Trans Auth MBIA Ser 93A
       5.625%, 7/01/18                            8,000        7,895,840
AAA    Orange Cnty
       Saddleback Valley Sch Dist FSA Ser 95A
       5.65%, 9/01/17                             5,000        4,981,350
AAA    Palm Springs ETM Ser 91B
       Zero coupon, 4/15/21                      34,025        7,907,070
AAA    San Francisco City & Cnty Int'l Arpt
       MBIA Ser 10B
       5.50%, 5/01/26                             5,000        4,906,950
AAA    Univ of California Regents
       Hosp Rev (UCLA Med Ctr) MBIA Ser 94
       5.50%, 12/01/20                            3,685        3,598,366
                                                             ------------
                                                              29,289,576

       COLORADO-4.8%
AAA    Denver City & Cnty Arpt Sys Rev
       MBIA Ser 95A-96A
       5.50%, 11/15/25                            5,000        4,838,100
       5.70%, 11/15/25                            6,375        6,347,906
                                                             ------------
                                                              11,186,006


12



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
       FLORIDA-1.1%
A      Duval Cnty HFA
       MFHR (St Augustine Apts)
       5.90%, 9/01/16                           $ 2,555      $ 2,531,187

       ILLINOIS-1.8%
AAA    Metro Pier & Expo Auth
       (McCormick Place Expo) FGIC Ser 93A
       Zero coupon, 6/15/19                      15,850        4,209,760

       MASSACHUSETTS-14.0%
AAA    Chelsea GO
       AMBAC Ser 94
       6.00%, 6/15/14                             1,965        2,046,371
AAA    Holyoke GO
       FSA Ser 93B
       6.125%, 8/01/13                            1,435        1,502,502
AAA    Massachusetts Muni
       Wholesale (Elec Pwr Supply Sys)
       MBIA Ser 92A
       6.00%, 7/01/18                             4,850        4,909,703
AAA    Massachusetts HFA
       MFHR (Residential Dev) AMBAC Ser 93A
       6.15%, 10/01/15                            9,500        9,623,595
AAA    Massachusetts HFA
       MFHR (Residential Dev) FNMA Ser 92F
       6.25%, 11/15/12                            5,000        5,142,650
AAA    Massachusetts HFA
       SFMR (Residential Dev) FNMA Ser 92A
       6.90%, 11/15/24                            2,500        2,659,500
AAA    Massachusetts Hlth & Ed
       Fac Hosp Rev
       (New England Med Ctr) MBIA
       6.63%, 7/01/18 (a)                         5,000        4,463,350
AA-    Massachusetts Wtr Poll
       (So Essex Proj) Ser 94A
       6.375%, 2/01/15                            2,470        2,613,631
                                                             ------------
                                                              32,961,302

       MICHIGAN-13.9%
AAA    Brighton GO AMBAC
       Sch Dist Ser 92-II
       Zero coupon, 5/01/18                       7,295        2,112,997
AAA    Detroit Swr Sys Rev
       Ser 93A
       7.491%, 7/01/23 (a)                       11,080       10,732,199
AAA    Grand Rapids Swr Disp Rev Sys
       MBIA Ser 92
       6.00%, 1/01/22                             1,825        1,865,223
AAA    Kalamazoo Hosp Fin Auth Hosp Rev
       (Borgess Med Ctr) FGIC Ser 94A
       6.668%, 6/01/11 (a)                        5,750        5,445,365
AAA    Lowell Area Schools GO
       FGIC Ser 92
       Zero coupon, 5/01/19                       7,050        1,953,061
AAA    Michigan Hosp Fin Auth Hosp Rev
       (St. John's Hospital) AMBAC Ser 92A
       6.00%, 5/15/13                               330          340,649
AA     Michigan Muni Bond Auth
       Revolving Fund Rev Ser 93
       5.40%, 10/01/14                            3,000        2,942,490
AAA    Michigan Strategic Fund
       PCR (Detroit Edison Co.) MBIA Ser 95AA
       6.40%, 9/01/25                             4,375        4,630,237
AAA    Three Rivers GO
       Sch Dist MBIA Ser 96
       6.00%, 5/01/23                             1,745        1,812,532
AAA    Yale Pub Sch Dist GO
       AMBAC Ser 93
       5.50%, 5/01/23                               990          965,725
                                                             ------------
                                                              32,800,478

       MINNESOTA-5.7%
AAA    Lakeville GO
       (Ind Sch Dist #194) FGIC Ser 93
       5.60%, 2/01/18                             1,000          985,250
AAA    Minneapolis
       (Spec Sch Dist #1) MBIA Ser 96A
       5.90%, 2/01/17                             4,120        4,204,790


13



INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA    Minnesota HFA
       MFHR (Rental Hsg) MBIA Ser 95D
       6.00%, 2/01/22                           $ 3,500      $ 3,523,555
AAA    Minnesota Pub Fac Auth
       (Wtr Poll Ctr Rev) Ser 95A
       6.25%, 3/01/15                             1,005        1,064,325
AAA    So Minnesota Muni Pwr Auth
       (Pwr Supply Sys) MBIA Ser 94
       Zero coupon, 1/01/26                      13,060        2,452,015
AAA    St Francis GO
       (Ind Sch Dist #15) CGIC Ser 95A
       6.375%, 2/01/16                            1,165        1,253,668
                                                             ------------
                                                              13,483,603

       NEBRASKA-1.5%
AAA    Nebraska Inv Fin Auth Hosp Rev
       (Bishop Clarkson Mem) MBIA Ser 91
       9.507%, 11/15/16 (a)                       3,000        3,473,280

       NEW YORK-5.5%
AAA    Glen Cove IDR
       (The Regency at Glen Cove) Ser 92B ETM
       Zero coupon, 10/15/19                     30,000        7,796,400
AAA    New York City GO
       MBIA Ser 93D
       6.00%, 5/15/11                             5,000        5,237,550
                                                             ------------
                                                              13,033,950

       OHIO-1.2%
AA-    Ohio Trpk Comm Rev
       Ser 94A
       5.75%, 2/15/24                             2,700        2,705,481

       PENNSYLVANIA-2.5%
AAA    Pennsylvania Conv Ctr
       MBIA Ser 94A
       6.75%, 9/01/19                             2,500        2,764,325
AAA    Pennsylvania Trpk Comm
       (Oil Franchise Tax Rev) AMBAC Ser 94A
       6.00%, 12/01/19                            1,900        1,969,635
AA     Potter Cnty Hosp Auth Hosp Rev
       (Charles Cole Mem Hosp)
       Ser 96 Asset Gty
       6.05%, 8/01/24                             1,150        1,162,386
                                                             ------------
                                                               5,896,346

       VIRGINIA-9.0%
AAA    Chesapeake Bay Bridge & Tunnel Auth
       MBIA Ser 91
       5.75%, 7/01/25                             1,620        1,606,360
AAA    Harrisonburg Redev & Hsg Auth
       MFHR (Battery Heights Assoc)
       GNMA Ser 96
       6.25%, 4/20/36                             5,185        5,282,478
AA     Henrico Cnty IDR
       (Henrico Cnty Reg Jail) Ser 94
       7.125%, 8/01/21                            3,735        4,262,195
AAA    Loudoun Cnty IDA
       (Loudoun Hosp Ctr) FSA Ser 95
       5.80%, 6/01/20                             2,200        2,222,396
AAA    Newport News IDA
       MFHR (Mennowood) GNMA
       6.25%, 8/01/36                             1,925        1,963,769
AAA    Richmond Met Auth
       (Expressway Rev) FGIC Ser 92B
       6.25%, 7/15/22                               700          727,167
AAA    Virginia HFA
       SFMR (Home Mtg Rev) MBIA Ser 95D
       5.75%, 1/01/19                             5,000        5,031,200
                                                             ------------
                                                              21,095,565

       TOTAL LONG TERM MUNICIPAL BONDS
         (cost $215,340,978)                                 223,686,278


14



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
         SHORT TERM MUNICIPAL NOTES-1.7%
         ILLINOIS-0.5%
VMIG-1*  Illinois Ed Fac Auth
         (Cultural Pooled Financial Prog)
         Ser 85 VRDN
         3.50%, 12/01/25 (b)                     $  500     $    500,000
VMIG-1*  Illinois Health Fac
         (Ingalls Mem Hosp) Ser 85B VRDN
         3.55%, 1/01/16 (b)                         600          600,000
                                                             ------------
                                                               1,100,000

         INDIANA-1.2%
A-1      Indiana Hosp Fin Auth
         MBIA Ser 85A VRDN
         3.55%, 12/01/15 (b)                      2,940        2,940,000

         TOTAL SHORT TERM MUNICIPAL NOTES
           (cost $4,040,000)                                   4,040,000

         TOTAL INVESTMENTS-96.8%
           (cost $219,380,978)                               227,726,278
         Other assets less liabilities-3.2%                    7,617,427

         NET ASSETS-100%                                    $235,343,705


#    Unaudited.

*    Moody's or Fitch Rating.

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms on page 22.
     See notes to financial statements.


15



NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
------------------------------------------------------------------------
       NEW YORKMUNICIPAL BONDS-98.7%
A-     Essex County IDA
       (Int'l Paper) Ser 95A AMT
       5.80%, 12/01/19                          $ 7,000      $ 6,842,990
AAA    Glen Cove IDR
       (The Regency At Glen Cove)
       Ser 92B ETM
       Zero coupon, 10/15/19                     30,010        7,798,999
AAA    Islip Res Rec Agy
       AMBAC Ser 94B AMT
       6.125%, 7/01/12                            2,020        2,095,023
BBB+   New York City GO
       Ser 92C
       7.00%, 8/01/16                             1,735        1,856,571
BBB+   New York City GO
       Ser 93A
       6.25%, 8/01/18                             6,000        6,002,880
BBB+   New York City GO
       Ser 93D
       8.004%, 8/29/14 (a)                        6,250        6,175,375
BBB+   New York City GO
       Ser 95B
       7.25%, 8/15/19                             9,630       10,422,742
BBB+   New York City GO
       Ser 96J
       6.00%, 2/15/24                            15,580       15,110,886
BBB+   New York City GO
       Ser 97A
       6.25%, 8/01/17                            16,750       16,761,725
BB+    New York City IDA
       (American Airlines) Ser 94 AMT
       6.90%, 8/01/24                            12,000       12,686,520
A      New York City IDA
       (Terminal One LP) Ser 94 AMT
       6.125%, 1/01/24                           41,500       41,625,330
NR     New York City IDA
       (Visy Paper) Ser 95 AMT
       7.80%, 1/01/16                             2,000        2,133,360
AAA    Niagara Frontier Trans Arpt Auth
       (Gtr Buffalo Int'l) AMBAC Ser 94A AMT
       6.25%, 4/01/24                            14,925       15,526,179
AAA    NYS Energy Res & Dev Auth
       (Brooklyn Union Gas) MBIA AMT
       7.457%, 7/08/26 (a)                        6,000        5,521,020
AAA    NYS Energy Res & Dev Auth
       (Brooklyn Union Gas) MBIA Ser 89B AMT
       6.75%, 2/01/24                             7,500        8,115,750
A+     NYS Energy Res & Dev Auth
       (Consolidated Edison) Ser 94A AMT
       7.125%, 12/01/29                          14,000       15,549,800
AAA    NYS Energy Res & Dev Auth
       (Rochester Gas & Elec) MBIA AMT
       6.50%, 5/15/32                             6,460        6,756,514
AAA    NYS Energy Res & Dev Auth
       PCR (NYS Elec & Gas) MBIA Ser 87A AMT
       6.15%, 7/01/26                            15,000       15,399,450
AAA    NYS Energy Res & Dev Auth
       PCR (NYS Elec & Gas) MBIA Ser 88A AMT
       5.95%, 12/01/27                            6,700        6,736,917
AAA    NYS Energy Res & Dev Auth Solid Waste
       (NYS Elec & Gas) MBIA Ser 93A AMT
       5.70%, 12/01/28                           10,050        9,761,565
BBB    NYS Envir Fac Auth IDR
       (Occidental Petroleum) Ser 93A AMT
       5.70%, 9/01/28                            16,600       15,429,700
NR     NYS Envir Fac Corp Wtr Fac
       (Long Island Wtr Corp) Ser 87A AMT
       10.00%, 10/01/17                           3,200        3,360,160
AAA    NYS Envir Fac Corp Wtr Fac
       (Spring Valley Wtr) AMBAC Ser 94A AMT
       6.30%, 8/01/24                            11,800       12,286,396
Aa*    NYS HFA MFHR (Westchester/Onondaga/
       Rockland Proj) Ser 92F AMT
       6.70%, 8/15/25                             6,000        6,218,700


16



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
Aa*    NYS Mtg Agy
       SFMR Ser 42 AMT
       6.65%, 4/01/26                           $ 4,500     $  4,646,790
Aa*    NYS Mtg Agy
       SFMR Ser 46 AMT
       6.65%, 10/01/25                           19,960       20,665,786
AAA    Onondaga Cnty
       PCR (Bristol-Myers Squibb) AMT
       5.75%, 3/01/24                             8,000        8,087,600
AA-    Port Auth of NY & NJ
       Cons Rev (95th Ser) AMT
       6.125%, 7/15/29                           14,955       15,243,332
AAA    Troy HDC
       MFHR (Ninth St #2) FHA Ser 90B
       8.10%, 2/01/24                             3,535        3,898,257
AAA    Troy HDC
       MFHR (TUR Proj.) FHA Ser 90C
       8.10%, 2/01/24                             3,780        4,197,879

       TOTAL INVESTMENTS-98.7%
         (cost $295,080,901)                                 306,914,196
       Other assets less liabilities-1.3%                      4,059,005

       NET ASSETS-100%                                      $310,973,201


#    Unaudited.

*    Moody's or Fitch Rating.

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 22.
     See notes to financial statements.


17



CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
       CALIFORNIA MUNICIPAL BONDS-98.6%
A+     California GO
       (Veterans Hsg) Ser 95 AMT
       6.40%, 2/01/20                           $40,000      $40,848,400
AAA    California HFA
       MFHR (Home Mtg Rev) MBIA Ser 91A AMT
       7.20%, 2/01/26                             3,450        3,631,401
AAA    California HFA
       MFHR (Home Mtg Rev) MBIA Ser 91C AMT
       7.00%, 8/01/23                             1,475        1,542,791
A+     California HFA
       MFHR (Multi-Unit Rental Hsg)
       Ser 92A AMT
       6.50%, 2/01/14                             4,865        4,988,960
AAA    California HFA
       SFMR (Home Mtg Rev) AMBAC Ser 96H AMT
       6.20%, 2/01/27                             8,000        8,032,160
AA-    California HFA
       SFMR (Home Mtg Rev) Ser 91G AMT
       7.05%, 8/01/27                             5,570        5,771,021
AAA    California HFA
       SFMR (Home Mtg Rev) Ser 95A-2 AMT
       6.45%, 8/01/25                            13,400       13,759,254
AA-    California HFA
       SFMR (Home Mtg Rev) Ser E AMT
       6.70%, 8/01/25                             9,850       10,157,714
A      California Poll Ctl Fin Auth
       (Browning-Ferris Ind/Keller Canyon)
       Ser 92 AMT
       6.875%, 11/01/27                           5,000        5,267,900
A      California Poll Ctl Fin Auth
       PCR (Pacific Gas & Elec) Ser 93A AMT
       5.875%, 6/01/23                            7,200        7,071,408
A+     California Poll Ctl Fin Auth
       PCR (San Diego Gas & Elec)
       Ser 93A-C AMT
       5.85%, 6/01/21                            32,335       32,042,045
A+     California Poll Ctl Fin Auth
       Res Rec (Waste Mgmt Inc) Ser 91A AMT
       7.15%, 2/01/11                             2,400        2,607,696
A      California Poll Ctl Fin Auth
       PCR (Pacific Gas & Elec) Ser 93B AMT
       5.85%, 12/01/23                           70,000       68,507,600
A+     California Poll Ctl Fin Auth
       PCR (So Calif Edison) Ser 92B AMT
       6.40%, 12/01/24                           36,030       37,078,473
A+     Chula Vista PCR
       (San Diego Gas & Elec) Ser 92A AMT
       6.40%, 12/01/27                           28,240       29,318,203
Aaa*   Contra Costa Cnty
       MFHR (Byron Park Proj)
       GNMA Ser 93A AMT
       6.40%, 1/20/31                            11,860       12,143,217
NR     Encinitas Comm Fac Dist #1
       (Encinitas Ranch) Ser 95A
       7.375%, 9/01/26                           23,000       23,533,830
NR     Encinitas Rec Rev
       (Encinitas Ranch Golf Course) Ser 96A
       7.75%, 9/01/26                            10,760       10,907,735
NR     Fairfield Assess Dist
       (No Cordelia Imp Dist) Ser 93
       7.375%, 9/02/18                            2,510        2,585,225
AAA    Fairfield Pub Fin Auth
       Tax Alloc (Fairfield Proj)
       CGIC Ser 93C
       5.50%, 8/01/23                             4,000        3,874,480
NR     Fontana Comm Fac Dist #3
       (Hunters Ridge) Ser 90A
       8.70%, 10/01/15                            8,000        8,330,720
NR     Fontana Redev Agy
       (Jurupa Hills Proj) Ser 94
       8.00%, 1/01/98                             5,000        5,057,550
AAA    Fremont FHA
       MFHR (Regency Sq Apts) Ser 86A AMT
       7.75%, 11/01/28                            1,500        1,587,720


18



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA    Garden Grove
       MFHR (Tudor Grove) GNMA Coll AMT
       7.25%, 5/20/32                           $ 7,255      $ 7,463,436
AA-    Long Beach Harbor Rev
       Ser 93 AMT
       5.125%, 5/15/13                           16,150       15,147,569
AAA    Los Angeles Cnty Arpt
       (Ontario Int'l Arpt) FGIC Ser 96A AMT
       6.00%, 5/15/22                            12,780       13,049,658
NR     Los Angeles Cnty Comm Fac Dist #3
       (Valencia/Newhall Area) Ser 95A
       7.125%, 9/01/20                            5,500        5,600,870
NR     Los Angeles Cnty Comm Fac Dist #4
       (Calabasas Area) Ser 92A
       7.65%, 9/01/17                             7,500        7,755,600
NR     Los Angeles Cnty Comm Fac Dist #92-1
       (Castaic Union SD Northlake Proj)
       Ser 92
       9.00%, 10/01/19                            8,710        9,052,042
BBB+   Los Angeles Comm Redev
       MFHR (Grand Ctrl Proj) Ser 93A AMT
       5.85%, 12/01/26                            7,030        6,770,031
AAA    Los Angeles Harbor Rev
       MBIA Ser 96B AMT
       6.20%, 8/01/25                            10,000       10,440,000
AA     Los Angeles Harbor Rev
       Ser 95A AMT
       6.625%, 8/01/25                           24,000       25,432,320
AAA    No Calif Trans Agy Elec Rev
       (Calif-Oregon Trans) MBIA Ser 93A
       6.822%, 4/29/24 (a)                       14,250       13,384,170
NR     Novato Comm Fac Dist #94-1
       (Hamilton Field) Ser 95
       7.375%, 9/01/25                            6,100        6,360,043
NR     Ontario Assess Dist #107
       (CA Commerce Ctr So)
       7.70%, 9/02/10                             6,130        6,316,904
AAA    Orange Cnty Arpt Rev
       (John Wayne Int'l Arpt)
       MBIA Ser 93 AMT
       5.50%, 7/01/18                            16,500       15,833,565
NR     Orange Cnty Comm Fac Dist #87-2
       (Portola Hills) Ser 91A
       9.30%, 8/15/16                             8,950        9,385,955
BBB-   Orange Cnty Sr Lien
       Foothill/Eastern Corridor Agy
       Ser 95A
       Zero coupon, 1/01/15                      18,500        5,863,390
       Zero coupon, 1/01/25                      15,000        2,456,700
       Zero coupon, 1/01/27                      10,000        1,440,300
       Zero coupon, 1/01/28                      10,000        1,350,700
NR     Orange Cnty Sr Lien
       San Joaquin Hills Trans Corridor
       Ser 93
       Zero coupon, 1/01/17                      16,000        4,556,320
       Zero coupon, 1/01/19                      20,000        5,027,800
       Zero coupon, 1/01/20                      20,000        4,671,400
       Zero coupon, 1/01/21                      20,000        4,387,000
       Zero coupon, 1/01/23                      35,000        6,771,100
       Zero coupon, 1/01/25                      33,100        5,571,061
       7.00%, 1/01/30                            15,000       15,944,700
AAA    Palm Springs COP
       Ser 91B ETM
       Zero coupon, 4/15/21                      20,000        4,647,800
AAA    Palm Springs Fin Auth
       Arpt Rev (Palm Springs Regional Arpt)
       MBIA Ser 92 AMT
       6.00%, 1/01/22                             6,860        6,966,810
AAA    Port of Oakland
       MBIA Ser 92E AMT
       6.40%, 11/01/22                           23,370       24,514,663
       6.50%, 11/01/16                            8,000        8,469,120
A      Port of Oakland Spec Fac
       (Mitsui O.S.K. Lines) Ser 92A AMT
       6.80%, 1/01/19                             3,700        3,856,140
NR     Riverside Cnty Assess Dist #161
       (Winchester Prop) Ser 94C
       10.00%, 9/02/14                            7,005        7,175,011


19



CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
NR     Riverside Comm Fac Dist #90-1
       (Lusk-Highlander Proj) Ser 91A
       8.50%, 9/01/15                           $ 2,000     $  2,053,520
AAA    Sacramento Cnty Arpt Sys Rev
       FGIC Ser 92A AMT
       6.00%, 7/01/20                            11,750       11,943,287
AAA    Sacramento Cnty Arpt Sys Rev
       MBIA Ser 96A AMT
       5.90%, 7/01/24                             5,050        5,079,139
AAA    San Bernardino Cnty Solid Waste
       (Inland Empire) FSA Ser 96B AMT
       6.00%, 8/01/16                             2,500        2,535,475
NR     San Diego Comm Fac Dist #1
       (Miramar Ranch North) Ser 95B
       7.10%, 9/01/20                             7,000        7,125,860
AAA    San Francisco City & Cnty Int'l Arpt
       AMBAC Ser 94 II-6 AMT
       6.60%, 5/01/24                             5,000        5,390,850
AAA    San Francisco City & Cnty Int'l Arpt
       FGIC Ser 94 II-5 AMT
       6.50%, 5/01/24                            11,000       11,695,970
AAA    San Francisco City & Cnty Int'l Arpt
       FGIC Ser 96-II AMT
       6.25%, 5/01/26                             7,000        7,263,480
AAA    San Francisco City & Cnty Int'l Arpt
       MBIA Ser 93 II-3 AMT
       6.10%, 5/01/13                             7,990        8,267,812
       6.20%, 5/01/20                            14,500       15,002,135
AAA    San Jose Arpt Rev
       (San Jose Arpt) FGIC Ser 93 AMT
       5.70%, 3/01/18                             8,825        8,738,250
AAA    So Calif HFA
       SFMR GNMA/FNMA Ser 92A AMT
       6.75%, 9/01/22                             1,425        1,488,270
       Ser 91B
       6.90%, 10/01/24                            1,635        1,718,009
BBB+   Westminster Redev Agy
       MFHR (Rose Garden Apt) AMT
       6.75%, 8/01/24                             4,300        4,354,438
AAA    Yolo Cnty Hsg Auth
       MFHR (Waggener Ranch Apts)
       FHA Ser 91 AMT
       7.00%, 10/01/33                            9,000        9,581,310

       TOTAL INVESTMENTS-98.6%
         (cost $673,382,635)                                 706,545,486
       Other assets less liabilities-1.4%                      9,710,944

       NET ASSETS-100%                                      $716,256,430


#    Unaudited.

*    Moody's or Fitch Rating.

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See Glossary of Terms on page 22.
     See notes to financial statements.


20



INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
       CALIFORNIA MUNICIPAL BONDS-98.8%
       LONG TERM MUNICIPAL BONDS-96.0%
AAA    Alhambra COP
       Assess Dist #91-1: Police Fac
       AMBAC Ser 92
       6.75%, 9/01/23                           $ 5,000      $ 5,408,850
AAA    Brea Pub Fin Auth
       Tax Alloc Redev Proj B MBIA Ser 91A
       7.00%, 8/01/15                             1,470        1,617,103
AAA    California HFA
       MFHR (Home Mtg Rev) AMBAC Ser 95A
       6.25%, 2/01/37                             5,000        5,080,100
AAA    Coronado Comm Dev Proj
       Tax Alloc FSA Ser 96
       6.00%, 9/01/26                             8,700        8,974,311
AAA    Fontana Pub Fin Auth
       Tax Alloc (No Fontana) MBIA Ser 93A
       5.625%, 9/01/24                            9,805        9,729,109
AAA    Glendale Hlth Fac Rev
       (Glendale Mem Hosp) CONNIE LEE Ser 95A
       5.60%, 11/15/25                            2,000        1,949,580
AAA    La Mirada Redev Agy
       Tax Alloc (Commercial Redev)
       CGIC Ser 95B
       5.90%, 8/15/24                             5,000        5,067,100
A      Lancaster Redev Agy FHA
       MFHR (High Valley Apts) Ser 96A
       6.00%, 6/01/27                             4,170        4,100,945
AAA    Los Angeles Cnty Comm Redev
       Tax Alloc (Bunker Hill Proj)
       FSA Ser 93H
       5.60%, 12/01/28                           10,000        9,809,600
AAA    Los Angeles Trans Comm
       FGIC Ser 91B
       6.50%, 7/01/15                             5,000        5,316,200
AAA    Madera Cnty COP
       Hosp Rev (Valley Children's Hosp)
       MBIA Ser 95
       6.125%, 3/15/23                            4,000        4,169,440
AAA    Mojave Water Agy
       (Morongo Basin Pipeline) FGIC Ser 96
       5.80%, 9/01/22                            10,000       10,101,300
AAA    Northern Calif Trans Agy Elec Rev
       (Calif-Oregon Trans) MBIA Ser 93A
       6.82%, 4/29/24 (a)                         5,000        4,696,200
AAA    Orange Cnty COP
       (Loma Ridge Data Ctr Proj)
       AMBAC Pre-refunded
       6.00%, 6/01/21                             1,000        1,013,580
AAA    Orange Cnty Rec Cert
       MBIA Ser 96A
       6.00%, 7/01/26                             3,000        3,055,110
AAA    Palm Springs ETM COP
       Ser 91B
       Zero coupon, 4/15/21                      32,475        7,546,865
AAA    Rancho Wtr Dist Fin Auth
       AMBAC Ser 91 Pre-refunded
       9.024%, 8/17/21 (a)                        3,000        3,587,430
AAA    Redding COP
       Elec Sys Rev MBIA Ser 92A
       8.901%, 7/01/22 (a)                        2,000        2,408,940
AAA    Sacramento Cnty
       Arpt Sys Rev MBIA Ser 96B
       5.75%, 7/01/26                             3,260        3,265,184
AAA    Sacramento Muni Util Dist
       Elec Rev MBIA Ser 93E
       5.75%, 5/15/22                             5,000        5,023,250
AAA    San Bernardino
       Joint Pwr Fin Auth CGIC Ser 95A
       5.75%, 10/01/25                            5,000        5,007,700
AAA    San Bernardino Cnty Redev ETM
       (Ontario Red Proj 1) MBIA Ser 93
       5.80%, 8/01/23                            10,000        9,931,700
AAA    San Dimas Redev Agy
       (Creative Growth Refunding)
       CGIC Ser 91A
       6.75%, 9/01/16                             1,000        1,079,540


21



INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS#                                         (000)           VALUE
-------------------------------------------------------------------------
AAA    San Francisco City & Cnty Int'l Arpt
       MBIA Ser 93 II-4
       6.00%, 5/01/14                            $5,000     $  5,140,400
AAA    Shasta Lake Elec Sys Rev FSA Ser 96-2
       6.00%, 4/01/16                             2,895        2,966,825
AAA    So Tahoe Jnt Pwr Fin Auth
       Ser 95A CAP MAC
       5.75%, 10/01/25                            4,500        4,480,830
A      Vacaville
       MFHR (Vacaville Comm Hsg) Ser 94A
       7.85%, 11/01/24                            4,625        4,962,486
       TOTAL LONG TERM MUNICIPAL BONDS
         (cost $130,844,442)                                 135,489,678

       SHORT TERM MUNICIPAL NOTES-2.8%
A-1+   Orange Cnty COP
       Sanitation Dist 1-3 VRDN
       3.55%, 8/01/15 (b)                         1,900        1,900,000
A-1+   San Jose Redev Agy
       Ser B VRDN
       3.55%, 7/01/26 (b)                         2,000        2,000,000

       TOTAL SHORT TERM MUNICIPAL NOTES
         (cost $3,900,000)                                     3,900,000

       TOTAL INVESTMENTS-98.8%
         (cost $134,744,442)                                 139,389,678
       Other assets less liabilities-1.2%                      1,674,704

       NET ASSETS-100%                                      $141,064,382


#    Unaudited.

*    Moody's or Fitch Rating.

(a) Inverse floater security--security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See Glossary of Terms below.
     See notes to financial statements.

     Glossary of Terms:
     AMBAC   American Municipal Bond Assurance Corporation
     AMT     Alternative Minimum Tax--(subject to)
     CAPMAC  Capital Markets Assurance Corporation
     CGIC    Capital Guaranty Insurance Corporation
     COP     Certificate of Participation
     ETM     Escrow to Maturity
     FGIC    Financial Guaranty Insurance Company
     FHA     Federal Housing Administration
     FNMA    Federal National Mortgage Association
     FSA     Financial Security Assurance, Inc.
     GNMA    Government National Mortgage Association
     GO      General Obligation
     HDA     Housing Development Authority
     HDC     Housing Development Corporation
     HFA     Housing Finance Authority
     IDA     Industrial Development Authority
     IDR     Industrial Development Revenue
     MBIA    Municipal Bond Investors Assurance
     MFHR    Multi-Family Housing Revenue
     NR      Rating not applied for
     PCR     Pollution Control Revenue
     SFMR    Single Family Mortgage Revenue
     VRDN    Variable Rate Demand Note


22



STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                                   INSURED                                      INSURED
                                                   NATIONAL       NATIONAL       NEW YORK      CALIFORNIA     CALIFORNIA
                                                -------------  -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value (cost:
  National-$608,353,830; Ins. National-
  $219,380,978; New York-$295,080,901;
  California-$673,382,635; Ins. California-
  $134,744,442, respectively)                   $625,555,380   $227,726,278   $306,914,196   $706,545,486   $139,389,678
  Cash                                               127,698         75,670        200,949             -0-         2,146
  Interest receivable                             11,621,130      3,432,758      4,790,939     13,840,343      2,115,903
  Receivable for investment securities sold        3,855,289      4,961,543             -0-        65,000             -0-
  Receivable for capital stock sold                  634,476        121,461        429,487        959,682        128,527
  Prepaid expenses and other assets                   25,557         16,521             -0-            -0-            21
  Total assets                                   641,819,530    236,334,231    312,335,571    721,410,511    141,636,275

LIABILITIES
  Due to custodian                                        -0-            -0-            -0-     2,431,637             -0-
  Payable for investment securities purchased      2,247,200             -0-            -0-            -0-            -0-
  Payable for capital stock redeemed               1,447,452        372,274        609,709        835,530         95,445
  Distribution fee payable                           348,429        103,766        156,803        332,745         59,264
  Advisory fee payable                               108,172         98,802         39,401        214,973         65,535
  Accrued expenses and other liabilities           1,251,795        415,684        556,457      1,339,196        351,649
  Total liabilities                                5,403,048        990,526      1,362,370      5,154,081        571,893

NET ASSETS                                      $636,416,482   $235,343,705   $310,973,201   $716,256,430   $141,064,382

COMPOSITION OF NET ASSETS
  Capital stock, at par                              $60,533        $22,886        $32,189        $67,632        $10,532
  Additional paid-in capital                     637,865,112    224,161,094    306,928,900    700,624,260    138,328,427
  Undistributed (Overdistributed) net
    investment income                               (148,284)      (222,691)       (74,276)            47        154,220
  Accumulated net realized gain (loss)
    on investments                               (18,562,429)     3,037,116     (7,746,907)   (17,598,360)    (2,074,033)
  Net unrealized appreciation of investments      17,201,550      8,345,300     11,833,295     33,162,851      4,645,236
                                                -------------  -------------  -------------  -------------  -------------
                                                $636,416,482   $235,343,705   $310,973,201   $716,256,430   $141,064,382

  CLASS A SHARES
  Net assets                                    $325,288,446   $160,425,266   $179,451,877   $460,443,830   $101,542,634
  Shares of capital stock outstanding             30,939,835     15,599,865     18,575,479     43,477,011      7,581,558

  CLASS B SHARES
  Net assets                                    $214,993,974    $52,155,579    $96,959,087   $164,895,496    $26,695,899
  Shares of capital stock outstanding             20,449,430      5,072,521     10,036,392     15,570,045      1,993,196

  CLASS C SHARES
  Net assets                                     $96,134,062    $22,762,860    $34,562,237    $90,917,104    $12,825,849
  Shares of capital stock outstanding              9,143,965      2,213,957      3,577,585      8,584,700        957,603

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share      $10.51         $10.28         $ 9.66         $10.59         $13.39
  Sales charge--4.25% of public offering price           .47            .46            .43            .47            .59
  Maximum offering price                              $10.98         $10.74         $10.09         $11.06         $13.98

  CLASS B SHARES
  Net asset value and offering price per share        $10.51         $10.28         $ 9.66         $10.59         $13.39

  CLASS C SHARES
  Net asset value and offering price per share        $10.51         $10.28         $ 9.66         $10.59         $13.39


See notes to financial statements.


23



STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996                      ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                              INSURED                                      INSURED
                                              NATIONAL       NATIONAL       NEW YORK      CALIFORNIA     CALIFORNIA
                                           -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Interest                                  $41,749,682    $14,499,511    $19,614,502    $45,931,046    $ 9,132,446

EXPENSES
  Advisory Fee                                4,179,489      1,447,924      1,946,292      4,527,101        800,847
  Distribution fee-Class A                      991,717        484,186        539,859      1,406,123        307,307
  Distribution fee-Class B                    2,352,948        558,288        967,401      1,657,856        292,282
  Distribution fee-Class C                    1,028,510        223,607        347,137        898,428        139,446
  Transfer agency                               620,912        167,697        272,626        472,263         76,465
  Custodian                                     169,895        100,701        103,004        151,928         93,305
  Administrative                                 99,000         99,000         99,000         99,000         99,000
  Printing                                       89,624         18,559         23,082         58,040          6,214
  Audit and legal                                81,076         55,929         52,352         70,841         43,528
  Registration                                   58,409         53,103          8,174          5,643          2,958
  Taxes                                          46,397         17,117         21,285         48,135         10,226
  Directors' fees                                 4,370          4,370          4,370          4,370          4,370
  Miscellaneous                                  36,615          5,719          9,360          7,445          5,369
  Total expenses                              9,758,962      3,236,200      4,393,942      9,407,173      1,881,317
  Less advisory fee waived (see note B)      (2,760,334)      (250,000)    (1,468,820)    (2,025,214)            -0-
  Net expenses                                6,998,628      2,986,200      2,925,122      7,381,959      1,881,317
  Net investment income                      34,751,054     11,513,311     16,689,380     38,549,087      7,251,129

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain (loss) on investments    16,964,535      8,542,348      4,364,814     (2,028,050)     1,834,892
  Net change in unrealized appreciation
    of investments                          (13,559,055)    (3,328,071)    (3,048,492)    11,344,019     (1,363,432)
  Net gain on investments                     3,405,480      5,214,277      1,316,322      9,315,969        471,460

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                  $38,156,534    $16,727,588    $18,005,702    $47,865,056    $ 7,722,589


See notes to financial statements.


24



STATEMENTS OF CHANGES IN NET ASSETS              ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                  NATIONALINSURED NATIONAL
                                   ----------------------------------------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    OCT. 31,1996   OCT. 31,1995   OCT. 31,1996   OCT. 31,1995
                                   -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income            $ 34,751,054   $ 38,182,112   $ 11,513,311   $ 12,312,442
  Net realized gain (loss) on
    investments                      16,964,535    (16,742,673)     8,542,348     (1,551,031)
  Net change in unrealized
    appreciation of investments     (13,559,055)    88,985,630     (3,328,071)    29,609,236
  Net increase in net assets
    from operations                  38,156,534    110,425,069     16,727,588     40,370,647

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                         (18,357,293)   (19,579,195)    (8,246,992)    (8,620,766)
    Class B                         (11,489,379)   (12,886,174)    (2,490,145)    (2,612,853)
    Class C                          (5,041,417)    (5,920,496)      (998,865)    (1,078,823)
  Distributions in excess of
    net investment income
    Class A                                  -0-            -0-            -0-      (239,073)
    Class B                                  -0-            -0-            -0-       (72,460)
    Class C                                  -0-            -0-            -0-       (29,919)

CAPITAL STOCK TRANSACTIONS
  Net decrease                      (65,588,040)   (95,757,376)   (16,451,516)   (10,119,842)
  Total increase (decrease)         (62,319,595)   (23,718,172)   (11,459,930)    17,596,911

NET ASSETS
  Beginning of year                 698,736,077    722,454,249    246,803,635    229,206,724
  End of year                      $636,416,482   $698,736,077   $235,343,705   $246,803,635


See notes to financial statements.


25



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)      ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                                             NEW YORK
                                                   ----------------------------
                                                     YEAR ENDED     YEAR ENDED
                                                   OCT. 31, 1996  OCT. 31, 1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $ 16,689,380   $ 16,972,904
  Net realized gain (loss) on investments             4,364,814     (8,599,808)
  Net change in unrealized appreciation
    of investments                                   (3,048,492)    37,571,643
  Net increase in net assets from operations         18,005,702     45,944,739

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (10,253,521)   (10,790,213)
    Class B                                          (4,792,337)    (4,577,754)
    Class C                                          (1,717,798)    (1,680,454)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                         (914,884)   (17,006,966)
  Total increase                                        327,162     11,889,352

NET ASSETS
  Beginning of year                                 310,646,039    298,756,687
  End of year                                      $310,973,201   $310,646,039


See notes to financial statements.


26



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                             CALIFORNIA               INSURED CALIFORNIA
                                   ----------------------------  ----------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    OCT. 31,1996   OCT. 31,1995   OCT. 31,1996   OCT. 31,1995
                                   -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income            $ 38,549,087   $ 40,567,570   $  7,251,129   $  7,096,605
  Net realized gain (loss) on
    investments                      (2,028,050)   (10,675,369)     1,834,892         47,999
  Net change in unrealized
    appreciation of investments      11,344,019     83,053,467     (1,363,432)    16,442,245
  Net increase in net assets
    from operations                  47,865,056    112,945,668      7,722,589     23,586,849

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                         (26,160,727)   (27,565,247)    (5,222,731)    (5,371,233)
    Class B                          (8,034,602)    (8,365,628)    (1,268,940)    (1,159,355)
    Class C                          (4,353,711)    (4,642,175)      (605,238)      (566,017)
  Distributions in excess of
    net investment income
    Class A                                  -0-            -0-            -0-      (102,666)
    Class B                                  -0-            -0-            -0-       (22,160)
    Class C                                  -0-            -0-            -0-       (10,819)

CAPITAL STOCK TRANSACTIONS
  Net decrease                      (26,146,521)   (74,094,906)    (5,640,530)    (2,195,497)
  Total increase (decrease)         (16,830,505)    (1,722,288)    (5,014,850)    14,159,102

NET ASSETS
  Beginning of year                 733,086,935    734,809,223    146,079,232    131,920,130
  End of year                      $716,256,430   $733,086,935   $141,064,382   $146,079,232


See notes to financial statements.


27



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Municipal Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value by the Fund's Adviser under procedures established by the Fund's Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. TAXES
It is the intention of each Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accrues original issue discounts and market discounts as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the National, New York and California Portfolios pay Alliance Capital Management L.P., (the "Adviser") an advisory fee at an annual rate of up to .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provides for a fee at an annual rate of up to .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of the Portfolio's average daily net assets. For the Insured California Portfolio, the Agreement provides for a fee at an annual rate of up to .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of the Portfolio's average daily net assets. Such fees are accrued daily and paid monthly.


28

                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that the expenses of each of its Portfolios (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which that Portfolio's shares are qualified for sale. The most restrictive expense limitation is believed to be 2.5% of the first $30 million, 2% of the next $70 million, and 1.5% of the excess over $100 million of each Portfolio's average daily net assets. No such reimbursement was required for the year ended October 31, 1996. For the year ended October 31, 1996 the Adviser voluntarily agreed to waive part of its advisory fee for the National, Insured National, New York and California Portfolios. The aggregate amounts of such fee waivers were: National Portfolio, $2,760,334; Insured National Portfolio, $250,000; New York Portfolio, $1,468,820 and California Portfolio, $2,025,214. Pursuant to the Advisory Agreement, the Fund paid $495,000 to the Adviser representing the cost of certain legal and accounting services provided to each Portfolio by the Adviser.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Services Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. Such compensation amounted to $407,609 for the National Portfolio, $107,638 for the Insured National Portfolio, $185,283 for the New York Portfolio, $296,481 for the California Portfolio and $48,770 for the Insured California Portfolio.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's capital stock. The amount of front-end sales charges received by the Distributor from sales of the respective Portfolio's Class A shares for the year ended October 31, 1996 were: National Portfolio, $50,984; Insured National Portfolio, $9,936; New York Portfolio, $29,267; California Portfolio, $78,399; and Insured California Portfolio, $14,356. The amount of contingent deferred sales charge imposed upon redemptions by shareholders of Class B shares were: National Portfolio, $264,900; Insured National Portfolio, $99,819; New York Portfolio, $115,061; California Portfolio, $224,923; and Insured California Portfolio, $39,020. The amount of contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period from July 1, 1996 to October 31, 1996 were:National Portfolio, $1,118; Insured National Portfolio, $194; New York Portfolio, $1,122; California Portfolio, $958; and Insured California had no contingent deferred sales charge.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
Each Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, each Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to the Class B and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:


PORTFOLIO                  CLASS B        CLASS C
------------------       ----------     ----------
National                 $3,752,255     $2,193,843
Insured National          1,813,206        789,090
New York                  2,914,342        880,036
California                4,465,745      1,852,542
Insured California        1,344,057        479,829


Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.


29



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term securities and U.S. Government Securities) for the year ended October 31, 1996 were:


PORTFOLIO                PURCHASES        SALES
------------------     ------------   ------------
National               $910,892,716   $985,367,960
Insured National        366,442,366    392,883,795
New York                197,981,284    200,413,580
California              354,330,716    383,892,499
Insured California      169,384,418    182,131,351


At October 31, 1996, the cost of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows:


                                          GROSS UNREALIZED              NET
                                    -----------------------------   UNREALIZED
                       TAX COST     APPRECIATION   (DEPRECIATION)  APPRECIATION
                     ------------   ------------   --------------  ------------
National             $608,449,095    $18,985,073    $(1,878,788)   $17,106,285
Insured National      219,386,655      8,397,531        (57,908)     8,339,623
New York              295,121,818     11,875,445        (83,067)    11,792,378
California            673,382,635     34,251,197     (1,088,346)    33,162,851
Insured California    134,744,442      4,892,341       (247,105)     4,645,236


NOTE E: TAXES
For Federal income tax purposes at October 31, 1996, the Fund had capital loss carryforwards for the following Portfolios: $235,124 expiring in 2002 and $18,232,039 expiring in 2003 for the National Portfolio; $7,705,786 expiring in 2003 for the New York Portfolio; $4,748,470 expiring in 2002, $10,797,828 expiring in 2003 and $2,052,062 expiring in 2004 for the California Portfolio; and $2,074,032 expiring in 2002 for the Insured California Portfolio.


30



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 3,000,000,000 shares of $.001 par value capital stock authorized, designated Class A, Class B and Class C shares. There are 200,000,000 authorized shares for each Class.

                                       NATIONAL PORTFOLIO
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            5,575,925     4,787,898    $ 58,487,725    $ 47,317,764
Shares issued in
  reinvestment of
  dividends            1,019,710     1,139,057      10,606,458      11,273,668
Shares converted
  from Class B         1,147,625            -0-     11,942,215              -0-
Shares redeemed       (9,175,311)   (9,571,534)    (95,864,424)    (93,714,112)
Net decrease          (1,432,051)   (3,644,579)   $(14,828,026)   $(35,122,680)

CLASS B
Shares sold            2,083,622     3,237,841    $ 21,678,779    $ 31,671,965
Shares issued in
  reinvestment of
  dividends              691,706       840,798       7,193,169       8,326,644
Shares converted
  to Class A          (1,147,625)           -0-    (11,942,215)             -0-
Shares redeemed       (5,326,953)   (6,546,335)    (55,286,254)    (63,976,163)
Net decrease          (3,699,250)   (2,467,696)   $(38,356,521)   $(23,977,554)

CLASS C
Shares sold            2,326,094     2,513,404    $ 24,279,598    $ 24,850,658
Shares issued in
  reinvestment of
  dividends              335,126       506,602       3,484,071       5,001,846
Shares redeemed       (3,859,000)   (6,842,684)    (40,167,162)    (66,509,646)
Net decrease          (1,197,780)   (3,822,678)   $(12,403,493)   $(36,657,142)



                                   INSURED NATIONAL PORTFOLIO
                   -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            1,382,575     2,109,319    $ 13,902,664    $ 19,729,676
Shares issued in
  reinvestment of
  dividends and
  distributions          414,861       463,475       4,198,610       4,426,013
Shares converted
  from Class B            24,166            -0-        243,256              -0-
Shares redeemed       (2,661,772)   (3,272,946)    (26,886,521)    (30,921,711)
Net decrease            (840,170)     (700,152)   $ (8,541,991)   $ (6,766,022)


31



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                       NATIONAL PORTFOLIO
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              725,416     1,180,257    $  7,364,166    $ 11,132,100
Shares issued in
  reinvestment of
  dividends and
  distributions          149,506       173,416       1,512,818       1,661,573
Shares converted
  to Class A             (24,166)           -0-       (243,256)             -0-
Shares redeemed       (1,637,886)   (1,232,039)    (16,598,949)    (11,659,140)
Net increase(decrease)  (787,130)      121,634    $ (7,965,221)   $  1,134,533

CLASS C
Shares sold              713,617       488,859    $  7,183,108    $  4,578,511
Shares issued in
  reinvestment of
  dividends and
  distributions           66,139       107,163         669,187       1,023,246
Shares redeemed         (777,517)   (1,074,063)     (7,796,599)    (10,090,110)
Net increase(decrease)     2,239      (478,041)   $     55,696    $ (4,488,353)



                                       NEW YORK PORTFOLIO
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            1,703,514     1,541,732    $ 16,329,024    $ 14,097,320
Shares issued in
  reinvestment of
  dividends              661,612       730,643       6,340,256       6,699,094
Shares converted
  from Class B            25,442            -0-        280,942              -0-
Shares redeemed       (2,945,222)   (4,026,816)    (28,238,945)    (36,382,127)
Net decrease            (554,654)   (1,754,441)   $ (5,288,723)   $(15,585,713)

CLASS B
Shares sold            1,812,208     1,765,580    $ 17,384,846    $ 16,166,559
Shares issued in
  reinvestment of
  dividends              323,928       330,093       3,102,964       3,029,271
Shares converted
  to Class A             (25,442)           -0-       (280,942)             -0-
Shares redeemed       (1,885,403)   (1,678,380)    (18,010,268)    (15,223,910)
Net increase             225,291       417,293    $  2,196,600    $  3,971,920


32



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                       NEW YORK PORTFOLIO
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold            1,388,105       774,912    $ 13,398,638    $  7,137,932
Shares issued in
  reinvestment of
  dividends              132,115       145,723       1,265,387       1,332,925
Shares redeemed       (1,295,305)   (1,539,788)    (12,486,786)    (13,864,030)
Net increase(decrease)   224,915      (619,153)   $  2,177,239    $ (5,393,173)



                                      CALIFORNIA PORTFOLIO
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            4,406,385     4,608,607    $ 46,067,687    $ 45,697,476
Shares issued in
  reinvestment of
  dividends            1,158,430     1,354,247      12,118,531      12,936,654
Shares converted
  from Class B           108,411            -0-      1,125,538              -0-
Shares redeemed       (8,003,914)  (10,053,974)    (83,570,318)    (97,704,751)
Net decrease          (2,330,688)   (4,091,120)   $(24,258,562)   $(39,070,621)

CLASS B
Shares sold            2,529,481     2,379,727    $ 26,499,615    $ 23,517,537
Shares issued in
  reinvestment of
  dividends              404,752       477,127       4,234,295       4,724,963
Shares converted
  to Class A            (108,411)           -0-     (1,125,538)             -0-
Shares redeemed       (3,207,605)   (3,973,996)    (33,548,529)    (38,724,734)
Net decrease            (381,783)   (1,117,142)   $ (3,940,157)   $(10,482,234)

CLASS C
Shares sold            2,465,162     1,828,084    $ 25,830,785    $ 18,294,426
Shares issued in
  reinvestment of
  dividends              250,607       335,322       2,619,923       3,304,549
Shares redeemed       (2,530,143)   (4,758,478)    (26,398,510)    (46,141,026)
Net increase(decrease)   185,626    (2,595,072)   $  2,052,198    $(24,542,051)


33



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

                                  INSURED CALIFORNIA PORTFOLIO
                    -----------------------------------------------------------
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold              827,900     1,612,641    $ 10,898,263    $ 19,702,408
Shares issued in
  reinvestment of
  dividends and
  distributions          189,983       201,630       2,517,761       2,542,607
Shares converted
  from Class B             1,804            -0-         23,470              -0-
Shares redeemed       (1,244,117)   (2,051,864)    (16,388,925)    (25,275,836)
Net decrease            (224,430)     (237,593)   $ (2,949,431)   $ (3,030,821)

CLASS B
Shares sold              558,000       812,573    $  7,459,223    $ 10,053,570
Shares issued in
  reinvestment of
  dividends and
  distributions           51,658        50,558         684,457         638,689
Shares converted
  to Class A              (1,804)           -0-        (23,470)             -0-
Shares redeemed         (703,582)     (859,461)     (9,300,020)    (10,363,603)
Net increase(decrease)   (95,728)        3,670    $ (1,179,810)   $    328,656

CLASS C
Shares sold              198,597       474,208    $  2,664,787    $  5,898,558
Shares issued in
  reinvestment of
  dividends and
  distributions           32,458        29,986         429,912         379,781
Shares redeemed         (349,078)     (486,148)     (4,605,988)     (5,771,671)
Net increase(decrease)  (118,023)       18,046    $ (1,511,289)   $    506,668


34



FINANCIAL HIGHLIGHTS                             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  NATIONAL PORTFOLIO
                                            ---------------------------------------------------------------
                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.45       $ 9.41       $11.05       $10.19       $ 9.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .58          .58          .57          .61          .65
Net realized and unrealized gain (loss)
  on investments                                 .06         1.04        (1.37)         .88          .28
Net increase (decrease) in net asset
  value from operations                          .64         1.62         (.80)        1.49          .93

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)        (.58)        (.57)        (.62)        (.65)
Distributions in excess of net
  investment income                               -0-          -0-        (.03)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.24)        (.01)        (.05)
Total dividends and distributions               (.58)        (.58)        (.84)        (.63)        (.70)
Net asset value, end of year                  $10.51       $10.45       $ 9.41       $11.05       $10.19

TOTAL RETURN
Total investment return based on net
  asset value(b)                                6.32%       17.73%       (7.65)%      14.94%        9.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $325,288     $338,311     $338,814     $386,484     $261,895
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .69%         .71%         .62%         .65%         .83%
  Expenses, before waivers/reimbursements       1.10%        1.09%        1.09%        1.08%        1.11%
  Net investment income, net of waivers/
    reimbursements                              5.55%        5.84%        5.61%        5.69%        6.35%
Portfolio turnover rate                          137%         118%         110%         233%          86%


See footnote summary on page 49.

35

FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               NATIONAL PORTFOLIO
                                            ---------------------------------------------------
                                                                    CLASS B
                                            ---------------------------------------------------
                                                                                   JANUARY 4,
                                                                                     1993(C)
                                                   YEAR ENDED OCTOBER 31,              TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.45        $9.41       $11.05       $10.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .51          .51          .50          .44
Net realized and unrealized gain (loss)
  on investments                                 .06         1.04        (1.38)         .63
Net increase (decrease) in net asset
  value from operations                          .57         1.55         (.88)        1.07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.51)        (.50)        (.45)
Distributions in excess of net
  investment income                               -0-          -0-        (.02)          -0-
Distributions from net realized gains             -0-          -0-        (.24)          -0-
Total dividends and distributions               (.51)        (.51)        (.76)        (.45)
Net asset value, end of period                $10.51       $10.45        $9.41       $11.05

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.61%       16.91%       (8.34)%      10.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $214,994     $252,357     $250,391     $216,489
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%        1.42%        1.32%        1.36%(d)
  Expenses, before waivers/reimbursements       1.81%        1.80%        1.80%        1.78%(d)
  Net investment income, net of waivers/
    reimbursements                              4.85%        5.13%        4.91%        4.59%(d)
Portfolio turnover rate                          137%         118%         110%         233%


See footnote summary on page 49.


36



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            NATIONAL PORTFOLIO
                                            ---------------------------------------------------
                                                                 CLASS C
                                            ---------------------------------------------------
                                                                                  MAY 3,1993(C)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.45       $ 9.41       $11.05       $10.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .51          .51          .50          .26
Net realized and unrealized gain (loss)
  on investments                                 .06         1.04        (1.38)         .36
Net increase (decrease) in net asset
  value from operations                          .57         1.55         (.88)         .62

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.51)        (.50)        (.27)
Distributions in excess of net
  investment income                               -0-          -0-        (.02)          -0-
Distributions from net realized gains             -0-          -0-        (.24)          -0-
Total dividends and distributions               (.51)        (.51)        (.76)        (.27)
Net asset value, end of period                $10.51       $10.45       $ 9.41       $11.05

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.62%       16.93%       (8.33)%       5.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $96,134     $108,068     $133,249     $150,953
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.39%        1.41%        1.31%        1.36%(d)
  Expenses, before waivers/reimbursements       1.80%        1.78%        1.79%        1.78%(d)
  Net investment income, net of waivers/
    reimbursements                              4.85%        5.16%        4.89%        4.17%(d)
Portfolio turnover rate                          137%         118%         110%         233%


See footnote summary on page 49.

37

FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                             INSURED NATIONAL PORTFOLIO
                                            --------------------------------------------------------------
                                                                       CLASS A
                                            --------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $10.07       $ 8.96       $10.76       $ 9.87       $ 9.88

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .51          .51          .53          .56          .60
Net realized and unrealized gain (loss)
  on investments                                 .22         1.13        (1.40)         .96          .15
Net increase (decrease) in net asset
  value from operations                          .73         1.64         (.87)        1.52          .75

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.51)        (.53)        (.57)        (.60)
Distributions in excess of net
  investment income                               -0-        (.02)        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.39)        (.06)        (.16)
Total dividends and distributions               (.52)        (.53)        (.93)        (.63)        (.76)
Net asset value, end of year                  $10.28       $10.07       $ 8.96       $10.76       $ 9.87

TOTAL RETURN
Total investment return based on net
  asset value(b)                                7.43%       18.72%       (8.69)%      15.82%        7.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $160,425     $165,548     $153,656     $185,876     $149,632
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.02%        1.01%         .66%         .73%         .81%
  Expenses, before waivers/reimbursements       1.12%        1.12%        1.11%        1.11%        1.12%
  Net investment income, net of waivers/
    reimbursements                              5.04%        5.37%        5.40%        5.40%        6.04%
Portfolio turnover rate                          157%         171%         149%         165%         105%


See footnote summary on page 49.


38



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       INSURED NATIONAL PORTFOLIO
                                            ---------------------------------------------------
                                                                 CLASS B
                                            ---------------------------------------------------
                                                                                   JANUARY 4,
                                                                                     1993(C)
                                                    YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.07       $ 8.96       $10.76       $10.10

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .44          .45          .46          .40
Net realized and unrealized gain (loss)
  on investments                                 .22         1.12        (1.40)         .66
Net increase (decrease) in net asset
  value from operations                          .66         1.57         (.94)        1.06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.45)        (.46)        (.40)
Distributions in excess of net
  investment income                               -0-        (.01)        (.01)          -0-
Distributions from net realized gains             -0-          -0-        (.39)          -0-
Total dividends and distributions               (.45)        (.46)        (.86)        (.40)
Net asset value, end of period                $10.28       $10.07       $ 8.96       $10.76

TOTAL RETURN
Total invesment return based on net
  asset value(b)                                6.74%       17.91%       (9.38)%      10.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $52,156      $58,990      $51,439      $42,954
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.73%        1.72%        1.37%        1.45%(d)
  Expenses, before waivers/reimbursements       1.83%        1.83%        1.82%        1.83%(d)
  Net investment income, net of waivers/
    reimbursements                              4.32%        4.65%        4.71%        4.31%(d)
Portfolio turnover rate                          157%         171%         149%         165%


See footnote summary on page 49.


39



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        INSURED NATIONAL PORTFOLIO
                                            ---------------------------------------------------
                                                                  CLASS C
                                            ---------------------------------------------------
                                                                                  MAY 3,1993(C)
                                                    YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.07       $ 8.96       $10.76       $10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .44          .45          .46          .24
Net realized and unrealized gain (loss)
  on investments                                 .22         1.12        (1.40)         .35
Net increase (decrease) in net asset
  value from operations                          .66         1.57         (.94)         .59

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.45)        (.46)        (.24)
Distributions in excess of net
  investment income                               -0-        (.01)        (.01)          -0-
Distributions from net realized gains             -0-          -0-        (.39)          -0-
Total dividends and distributions               (.45)        (.46)        (.86)        (.24)
Net asset value, end of period                $10.28       $10.07       $ 8.96       $10.76

TOTAL RETURN
Total invesment return based on net
  asset value(b)                                6.74%       17.91%       (9.38)%       5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $22,763      $22,265      $24,112      $28,862
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.72%        1.71%        1.36%        1.45%(d)
  Expenses, before waivers/reimbursements       1.82%        1.82%        1.81%        1.83%(d)
  Net investment income, net of waivers/
    reimbursements                              4.34%        4.69%        4.68%        3.98%(d)
Portfolio turnover rate                          157%         171%         149%         165%


See footnote summary on page 49.


40



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                    NEW YORK PORTFOLIO
                                            ---------------------------------------------------------------
                                                                         CLASS A
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 9.62       $ 8.72       $10.17       $ 9.53       $ 9.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .55          .55          .55          .57          .60
Net realized and unrealized gain (loss)
  on investments                                 .04          .90        (1.40)         .79          .24
Net increase (decrease) in net asset
  value from operations                          .59         1.45         (.85)        1.36          .84

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.55)        (.55)        (.55)        (.58)        (.60)
Distributions in excess of net
  investment income                               -0-          -0-        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.04)        (.14)        (.01)
Total dividends and distributions               (.55)        (.55)        (.60)        (.72)        (.61)
Net asset value, end of year                  $ 9.66       $ 9.62       $ 8.72      $ 10.17       $ 9.53

TOTAL RETURN
Total investment return based on net
  asset value(b)                                6.30%       17.10%       (8.76)%      14.71%        9.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $179,452     $183,987     $182,170     $214,259     $162,549
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .64%         .75%         .66%         .68%         .70%
  Expenses, before waivers/reimbursements       1.11%        1.12%        1.11%        1.13%        1.13%
  Net investment income, net of waivers/
    reimbursements                              5.66%        5.93%        5.75%        5.76%        6.37%
Portfolio turnover rate                           64%          69%          69%          63%          69%


See footnote summary on page 49.


41



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           NEW YORK PORTFOLIO
                                            ---------------------------------------------------
                                                                 CLASS B
                                            ---------------------------------------------------
                                                                                   JANUARY 4,
                                                                                     1993(C)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $ 9.62       $ 8.72       $10.17       $ 9.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .48          .48          .48          .41
Net realized and unrealized gain (loss)
  on investments                                 .04          .90        (1.41)         .56
Net increase (decrease) in net asset
  value from operations                          .52         1.38         (.93)         .97

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.48)        (.47)        (.41)
Distributions in excess of net
  investment income                               -0-          -0-        (.01)          -0-
Distributions from net realized gains             -0-          -0-        (.04)          -0-
Total dividends and distributions               (.48)        (.48)        (.52)        (.41)
Net asset value, end of period                $ 9.66       $ 9.62       $ 8.72       $10.17

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.52%       16.19%       (9.44)%      10.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $96,959      $94,400      $81,941      $58,504
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.35%        1.45%        1.36%        1.39%(d)
  Expenses, before waivers/reimbursements       1.82%        1.83%        1.82%        1.84%(d)
  Net investment income, net of waivers/
    reimbursements                              4.95%        5.21%        5.05%        4.70%(d)
Portfolio turnover rate                           64%          69%          69%          63%


See footnote summary on page 49.


42



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             NEW YORK PORTFOLIO
                                            ----------------------------------------------------
                                                                   CLASS C
                                            ----------------------------------------------------
                                                                                   MAY 3,1993(C)
                                                     YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $ 9.62       $ 8.72       $10.17       $ 9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .48          .48          .48          .24
Net realized and unrealized gain (loss)
  on investments                                 .04          .90        (1.41)         .29
Net increase (decrease) in net asset
  value from operations                          .52         1.38         (.93)         .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.48)        (.47)        (.25)
Distributions in excess of net
  investment income                               -0-          -0-        (.01)          -0-
Distributions from net realized gains             -0-          -0-        (.04)          -0-
Total dividends and distributions               (.48)        (.48)        (.52)        (.25)
Net asset value, end of period                $ 9.66       $ 9.62       $ 8.72       $10.17

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.52%       16.19%       (9.44)%       5.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $34,562      $32,259      $34,646      $38,245
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.34%        1.44%        1.36%        1.38%(d)
  Expenses, before waivers/reimbursements       1.81%        1.82%        1.81%        1.84%(d)
  Net investment income, net of waivers/
    reimbursements                              4.95%        5.24%        5.03%        4.42%(d)
Portfolio turnover rate                           64%          69%          69%          63%


See footnote summary on page 49.


43



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 CALIFORNIA PORTFOLIO
                                            ---------------------------------------------------------------
                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.45       $ 9.43       $10.90       $10.06       $ 9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .58          .59          .59          .61          .65
Net realized and unrealized gain (loss)
  on investments                                 .14         1.02        (1.41)         .85          .13
Net increase (decrease) in net asset
  value from operations                          .72         1.61         (.82)        1.46          .78

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)        (.59)        (.59)        (.61)        (.65)
Distributions from net realized gains             -0-          -0-        (.06)        (.01)        (.04)
Total dividends and distributions               (.58)        (.59)        (.65)        (.62)        (.69)
Net asset value, end of year                  $10.59       $10.45       $ 9.43       $10.90       $10.06

TOTAL RETURN
Total investment return based on net
  asset value(b)                                7.15%       17.55%       (7.73)%      14.90%        8.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $460,444     $478,535     $470,308     $531,293     $361,661
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .77%         .74%         .64%         .74%         .59%
  Expenses, before waivers/reimbursements       1.05%        1.04%        1.05%        1.06%        1.07%
  Net investment income, net of waivers/
    reimbursements                              5.57%        5.90%        5.78%        5.74%        6.38%
Portfolio turnover rate                           49%          39%          45%          83%          77%


See footnote summary on page 49.


44



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CALIFORNIA PORTFOLIO
                                            ---------------------------------------------------
                                                                 CLASS B
                                            ---------------------------------------------------
                                                                                   JANUARY 4,
                                                                                     1993(C)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.45        $9.43       $10.90       $10.27

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .51          .51          .52          .44
Net realized and unrealized gain (loss)
  on investments                                 .14         1.02        (1.41)         .63
Net increase (decrease) in net asset
  value from operations                          .65         1.53         (.89)        1.07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.51)        (.52)        (.44)
Distributions from net realized gains             -0-          -0-        (.06)          -0-
Total dividends and distributions               (.51)        (.51)        (.58)        (.44)
Net asset value, end of period                $10.59       $10.45        $9.43       $10.90

TOTAL RETURN
Total investment return based on net
  asset value(b)                                6.37%       16.64%       (8.43)%      10.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $164,895     $166,759     $160,879     $126,688
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.47%        1.45%        1.35%        1.44%(d)
  Expenses, before waivers/reimbursements       1.75%        1.75%        1.75%        1.78%(d)
  Net investment income, net of waivers/
    reimbursements                              4.87%        5.19%        5.07%        4.66%(d)
Portfolio turnover rate                           49%          39%          45%          83%


See footnote summary on page 49.


45



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CALIFORNIA PORTFOLIO
                                            ---------------------------------------------------
                                                                   CLASS C
                                            ---------------------------------------------------
                                                                                  MAY 3,1993(C)
                                                     YEAR ENDED OCTOBER 31,            TO
                                            -------------------------------------  OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.45       $ 9.43       $10.90       $10.54

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .51          .51          .52          .26
Net realized and unrealized gain (loss)
  on investments                                 .14         1.02        (1.41)         .36
Net increase (decrease) in net asset
  value from operations                          .65         1.53         (.89)         .62

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.51)        (.51)        (.52)        (.26)
Distributions from net realized gains             -0-          -0-        (.06)          -0-
Total dividends and distributions               (.51)        (.51)        (.58)        (.26)
Net asset value, end of period                $10.59       $10.45       $ 9.43       $10.90

TOTAL RETURN
Total investment return based on net
  asset value(b)                                6.38%       16.64%       (8.43)%       5.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $90,917      $87,793     $103,622     $117,379
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.47%        1.44%        1.34%        1.44%(d)
  Expenses, before waivers/reimbursements       1.75%        1.74%        1.75%        1.78%(d)
  Net investment income, net of waivers/
    reimbursements                              4.87%        5.22%        5.06%        4.42%(d)
Portfolio turnover rate                           49%          39%          45%          83%


See footnote summary on page 49.


46



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                              INSURED CALIFORNIA PORTFOLIO
                                            ---------------------------------------------------------------
                                                                         CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $13.32       $11.79       $14.25       $12.99       $12.80

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .69          .68          .69          .70          .76
Net realized and unrealized gain (loss)
  on investments                                 .06         1.54        (1.99)        1.30          .18
Net increase (decrease) in net asset
  value from operations                          .75         2.22        (1.30)        2.00          .94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.68)        (.68)        (.69)        (.71)        (.75)
Dividends in excess of net
  investment income                               -0-        (.01)          -0-          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.47)        (.03)          -0-
Total dividends and distributions               (.68)        (.69)       (1.16)        (.74)        (.75)
Net asset value, end of year                  $13.39       $13.32       $11.79       $14.25       $12.99

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.79%       19.29%       (9.73)%      15.64%        7.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $101,542     $103,940      $94,857     $120,734      $90,477
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.08%        1.04%         .82%         .94%         .78%
  Expenses, before waivers/reimbursements       1.08%        1.09%        1.08%        1.08%        1.09%
  Net investment income, net of waivers/
    reimbursements                              5.19%        5.34%        5.29%        5.06%        5.77%
Portfolio turnover rate                          118%         103%         100%         186%          60%


See footnote summary on page 49.


47



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      INSURED CALIFORNIA PORTFOLIO
                                            ---------------------------------------------------
                                                                 CLASS B
                                            ---------------------------------------------------
                                                                                    JANUARY 4,
                                                                                      1993(C)
                                                     YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------   OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.32       $11.79       $14.25       $13.37

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .60          .58          .60          .49
Net realized and unrealized gain (loss)
  on investments                                 .05         1.54        (2.00)         .89
Net increase (decrease) in net asset
  value from operations                          .65         2.12        (1.40)        1.38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)        (.58)        (.59)        (.50)
Distributions in excess of net
  investment income                               -0-        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.47)          -0-
Total dividends and distributions               (.58)        (.59)       (1.06)        (.50)
Net asset value, end of period                $13.39       $13.32       $11.79       $14.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                4.99%       18.35%      (10.43)%      10.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $26,696      $27,816      $24,591      $21,234
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.79%        1.74%        1.53%        1.65%(d)
  Expenses, before waivers/reimbursements       1.79%        1.80%        1.78%        1.79%(d)
  Net investment income, net of waivers/
    reimbursements                              4.49%        4.61%        4.60%        3.85%(d)
Portfolio turnover rate                          118%         103%         100%         186%


See footnote summary on page 49.


48



                                                 ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        INSURED CALIFORNIA PORTFOLIO
                                            ---------------------------------------------------
                                                                    CLASS C
                                            ---------------------------------------------------
                                                                                  MAY 3,1993(C)
                                                     YEAR ENDED OCTOBER 31,             TO
                                            -------------------------------------   OCTOBER 31,
                                                1996         1995         1994         1993
                                            -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.32       $11.79       $14.25       $13.78

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                         .60          .58          .60          .29
Net realized and unrealized gain (loss)
  on investments                                 .05         1.54        (2.00)         .48
Net increase (decrease) in net asset
  value from operations                          .65         2.12        (1.40)         .77

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)        (.58)        (.59)        (.30)
Distributions in excess of net
  investment income                               -0-        (.01)          -0-          -0-
Distributions from net realized gains             -0-          -0-        (.47)          -0-
Total dividends and distributions               (.58)        (.59)       (1.06)        (.30)
Net asset value, end of period                $13.39       $13.32       $11.79       $14.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                4.99%       18.35%      (10.43)%       5.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $12,826      $14,323      $12,472      $15,971
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.78%        1.74%        1.52%        1.65%(d)
  Expenses, before waivers/reimbursements       1.78%        1.79%        1.77%        1.79%(d)
  Net investment income, net of waivers/
    reimbursements                              4.49%        4.64%        4.59%        3.74%(d)
Portfolio turnover rate                          118%         103%         100%         186%


(a)  Net of fees waived and expenses reimbursed by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(c)  Commencement of distribution.

(d)  Annualized


49



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE MUNICIPAL INCOME FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE MUNICIPAL INCOME FUND, INC. We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund, Inc. (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund, Inc. at October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

New York, New York
December 3, 1996




50

_______________________________________________________________

          APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS
_______________________________________________________________


Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities
and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Investors Service Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgement, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for Cds with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1   (Highest Grade) Commercial paper assigned this
rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2   (Very Good Grade) issues assigned this rating
reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s):
Municipal Securities - Further Information" in the Prospectuses.


























                               A-5
00250011.AI7

________________________________________________________________

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS
________________________________________________________________


Futures Contracts

         Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.















                               B-4
00250011.AI7

________________________________________________________________

APPENDIX C:  OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES
________________________________________________________________


Options on Municipal and U.S. Government Securities

         Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government Securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Policies and Restrictions -- Additional Investment Policies -- Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.














































                               C-4
00250011.AI8

                             PART C
                        OTHER INFORMATION


ITEM 24. Financial Statements and Exhibits

         (a)  Financial Statements

              Included in the Prospectus:

                      Financial Highlights

              Included in the Statement of Additional
              Information:

                      Portfolio of Investments - October 31, 1996
                          -  National Portfolio
                          -  Insured National Portfolio
                          -  New York Portfolio
                          -  California Portfolio
                          -  Insured California Portfolio

Statements of Assets and Liabilities - October 31, 1996.
Statements of Operations for the year ended October 31, 1996.
Statements of Changes in Net Assets for the years ended October
31, 1996 and October 31, 1995.
Notes to Financial Statements - October 31, 1996.
Financial Highlights.
Report of Independent Auditors.

              Included in Part C of the Registration Statement

                      All other schedules are either inapplicable or the required information is contained in the financial statements.

         (b)  Exhibits

              (1)(a)  Articles of Incorporation of the Registrant
                      - Incorporated herein by reference as
                      Exhibit 1 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed on November 16, 1987 (File Nos. 33-7812 and 811-4791).

                 (b)  Articles Supplementary - filed herewith.

              (2) By-Laws of the Registrant - Incorporated herein by reference as Exhibit 2 to Post-Effective Amendment No. 4 to

                      Registrant's Registration Statement on Form
                      N-1A, filed on November 16, 1987 (File Nos.
                      33-7812 and 811-4791).

              (4) (a) Form of certificate for shares of Common Stock of Registrant's High Income Tax-Free Portfolio, predecessor to the National Portfolio - Incorporated herein by reference as Exhibit 4(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on March 7, 1988 (File Nos. 33-7812 and 811-4791).

                      (b)  Form of certificate for shares of
                      Common Stock of Registrant's High Bracket
                      Tax-Free Portfolio, predecessor to the
                      Insured National Portfolio - Incorporated herein by reference as Exhibit 4(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on March 7, 1988 (File Nos. 33-7812 and 811-4791).

                      (c)  Form of certificate for shares of
                      Common Stock of Registrant's New York
                      Portfolio - Incorporated herein by
                      reference as Exhibit 4(c) to Post-Effective
                      Amendment No. 5 to Registrant's
                      Registration Statement on Form N-1A, filed on March 7, 1988 (File Nos. 33-7812 and 811-4791).

                      (d)  Form of certificate for shares of
                      Common Stock of Registrant's California
                      Portfolio - Incorporated herein by
                      reference as Exhibit 4(d) to Post-Effective
                      Amendment No. 5 to Registrant's
                      Registration Statement on Form N-1A, filed on March 7, 1988 (File Nos. 33-7812 and 811-4791).

                      (e)  Form of certificate for shares of
                      Common Stock of Registrant's Insured
                      California Portfolio - Incorporated herein by reference as Exhibit 4(e) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on March 7, 1988 (File Nos. 33-7812 and 811-4791).

                      (f)  Form of certificate for Advisor Class
                      shares of Common Stock of Registrant's
                      National Portfolio - Incorporated herein by reference as Exhibit 4(f) to Post-Effective Amendment No. 21 to Registrants Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33-7812 and 811-4791).

                      (g)  Form of certificate for Advisor Class
                      shares of Common Stock of Registrant's
                      Insured National Portfolio - Incorporated herein by reference as Exhibit 4(g) to Post-Effective Amendment No. 21 to Registrants Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33-7812 and 811-4791).

                      (h)  Form of certificate for Advisor Class
                      shares of Common Stock of Registrant's New
                      York Portfolio - Incorporated herein by
                      reference as Exhibit 4(h) to Post-Effective
                      Amendment No. 21 to Registrants
                      Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33-7812 and 811-4791).

                      (i)  Form of certificate for Advisor Class
                      shares of Common Stock of Registrant's
                      California Portfolio - Incorporated herein by reference as Exhibit 4(i) to Post-Effective Amendment No. 21 to Registrants Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33-7812 and 811-4791).

                      (j)  Form of certificate for Advisor Class
                      shares of Common Stock of Registrant's
                      Insured California Portfolio - Incorporated herein by reference as Exhibit 4(j) to Post-Effective Amendment No. 21 to Registrants Registration Statement on Form N-1A, filed on April 22, 1996 (File Nos. 33-7812 and 811-4791).

              (5)(a) Advisory Agreement between the Registrant and Alliance Capital Management L.P. dated July 22, 1992 - Incorporated by reference as Exhibit 5 to Post-Effective Amendment No. 12 to Registrant's Registration

                      Statement on Form N-1A, filed on November
                      27, 1992 (File Nos. 33-7812 and 811-4791).

              (6)(a)  Distribution Services Agreement between
            and (15)  the Registrant and Alliance Fund
                      Distributors, Inc. dated July 22, 1992, as amended April 30, 1993 - Incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33-7812 and 811-4791).

                 (b)  Amendment to Distribution Services
                      Agreement between the Registrant and
                      Alliance Fund Distributors, Inc. - filed herewith.

                 (c) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated herein by reference as Exhibit 6(b) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File Nos. 33- 7812 and 811-4791).

                 (d) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated herein by reference as Exhibit 6(c) to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, filed on October 29, 1993 (File
                      Nos. 33-7812 and 811-4791).

              (8)(a) Custodian Contract with State Street Bank and Trust Company as assigned to Registrant by Alliance Tax-Free Income Fund, the predecessor of the Registrant - Incorporated herein by reference as Exhibit 8 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on March 7, 1988 (File Nos. 33-7812 and 811-4791).

                 (b)  Assignment to Registrant of the then
                      existing Custodian Agreement between
                      Alliance Tax-Free Income Fund, the
                      predecessor of the Registrant, and State
                      Street Bank and Trust Company -

                      Incorporated herein by reference as Exhibit
                      8 to Post-Effective Amendment No. 4 to
                      Registrant's Registration Statement on Form
                      N-1A, filed on November 16, 1987 (File Nos.
                      33-7812 and 811-4791).

              (9)     Transfer Agency Agreement between
                      Registrant and Alliance Fund Services, Inc
                      - Incorporated herein by reference as
                      Exhibit 9 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1989 (File Nos. 33-7812 and 811-4791).

              (11)    Consent of Independent Auditors - Filed
                      herewith.

              (15)    Rule 12b-1 Plan - See Exhibit 6(a) hereto.

              (16) Schedule for computation of each Yield and Total Return Performance quotation - Incorporated herein by reference as Exhibit 16 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed on July 29, 1988 (File
                      Nos. 33-7812 and 811-4791).

              (17)    Financial Data Schedule - Filed herewith.

              (18)(a) Rule 18f-3 Plan - Incorporated herein by
                      reference as Exhibit 16 to Post-Effective
                      Amendment No. 20 to Registrant's
                      Registration Statement on Form N-1A, filed on January 31, 1996 (File Nos. 33-7812 and 811-4791).

                  (b) Amended and Restated Rule 18f-3 Plan -
                      filed herewith.

              Other Exhibits:

                      Powers of Attorney of Ruth S. Block,
                      John D. Carifa, David H. Dievler, James M.
                      Hester, Clifford L. Michel, Eugene F.
                      O'Neil and Robert C. White. Incorporated herein by reference as "Other Exhibits to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed on July 29, 1988 (File
                      Nos. 33-7812 and 811-4791).

                      Power of Attorney of James R. Greene -
                      Incorporated herein by reference as "Other
                      Exhibits" to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1990 (File Nos. 33-7812 and 811-4791).

                      Powers of Attorney of David H. Dievler,
                      Ruth S. Block, John D. Carifa, James R.
                      Greene, James M. Hester, Clifford L. Michel and Donald J. Robinson - filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant

              None.

ITEM 26. Number of Holders of Securities

              Registrant had, as of January 17, 1997, record holders of shares of Capital Stock as follows:

              National Portfolio -

              - Class A                          9,418

              - Class B                          6,703

              - Class C                          1,820

              Insured National Portfolio -

              - Class A                          3,304

              - Class B                          1,375

              - Class C                            236

              New York Portfolio -

              - Class A                          4,950

              - Class B                          2,934

              - Class C                            699

              California Portfolio -

              - Class A                          8,537

              - Class B                          3,687

              - Class C                          1,108

              Insured California Portfolio -

              - Class A                          1,635

              - Class B                            451

              - Class C                            167

ITEM 27. Indemnification

              It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1, and Section 10 of the proposed Distribution Services Agreement filed as
         Exhibit 6, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5 to this Registration Statement, as set forth below.

              Section 2-418 of the Maryland General Corporation
         Law reads as follows:

                   "2-418  INDEMNIFICATION OF DIRECTORS,
              OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                        (1)  "Director" means any person who is
              or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                        (2)  "Corporation" includes any domestic
              or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                        (3)  "Expenses" include attorney's fees.

                        (4)  "Official capacity" means the
              following:

                             (i)  When used with respect to a
              director, the office of director in the
              corporation; and

                             (ii)  When used with respect to a
              person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                             (iii)  "Official capacity" does not
              include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                        (5)  "Party" includes a person who was,
              is, or is threatened to be made a named defendant or respondent in a proceeding.

                        (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                        (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                             (i)  The act or omission of the
              director was material to the matter giving rise to the proceeding; and

                             1.  Was committed in bad faith; or

                             2.  Was the result of active and
                   deliberate dishonesty; or

                             (ii)  The director actually received
              an improper personal benefit in money, property, or services; or

                             (iii)  In the case of any criminal
              proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                        (2)  (i)  Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                             (ii)  However, if the proceeding was
              one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                        (3)  (i)  The termination of any
              proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                             (ii)  The termination of any
              proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                        (c)  A director may not be indemnified
              under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                        (d)  Unless limited by the charter:

                        (1)  A director who has been successful,
              on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                        (2)  A court of appropriate jurisdiction
              upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                             (i)   If it determines a director is
              entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                             (ii)  If it determines that the
              director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
              (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                        (3)  A court of appropriate jurisdiction
              may be the same court in which the proceeding involving the director's liability took place.

                        (e)(1)  Indemnification under subsection
              (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                        (2)  Such determination shall be made:

                             (i)  By the board of directors by a
              majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                             (ii)  By special legal counsel
              selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                             (iii)  By the stockholders.

                        (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                        (4)  Shares held by directors who are
              parties to the proceeding may not be voted on the subject matter under this subsection.

                        (f)(1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                             (i)  A written affirmation by the
              director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                             (ii)  A written undertaking by or on
              behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                        (2)  The undertaking required by
              subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                        (3)  Payments under this subsection shall
              be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                        (g)  The indemnification and advancement
              of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                        (h)  This section does not limit the
              corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                        (i)  For purposes of this section:

                        (1)  The corporation shall be deemed to
              have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                        (2)  Excise taxes assessed on a director
              with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                        (3)  Action taken or omitted by the
              director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                        (j)  Unless limited by the charter:

                        (1)  An officer of the corporation shall
              be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                        (2)  A corporation may indemnify and
              advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                        (3)  A corporation, in addition, may
              indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                        (k)(1) A corporation may purchase and
              maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                        (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                        (3)  The insurance or similar protection
              may be provided by a subsidiary or an affiliate of the corporation.

                        (l)  Any indemnification of, or advance
              of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

                   "EIGHTH:  A director or officer of the
              Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article EIGHTH shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

                   The Advisory Agreement between the Registrant
              and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

                   The Distribution Services Agreement between
              the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of
              Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.

                   The foregoing summaries are qualified by the
              entire text of Registrant's Articles of
              Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 5, and 6, respectively, in response to Item 24 and each of which are incorporated by reference herein.

                   Insofar as indemnification for liabilities
              arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                   The Registrant participates in a joint
              directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28.  Business and Other Connections of Adviser

              The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

              The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File
              No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29.  Principal Underwriters

              (a)  Alliance Fund Distributors, Inc., the
              Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter or Distributor for the following investment companies:

                   ACM Institutional Reserves Inc.
                   AFD Exchange Reserves
                   Alliance All-Asia Investment Fund, Inc.
                   Alliance Balanced Shares, Inc.
                   Alliance Bond Fund, Inc.
                   Alliance Capital Reserves
                   Alliance Developing Markets Fund, Inc.
                   Alliance Global Dollar Government Fund, Inc.
                   Alliance Global Small Cap Fund, Inc.
                   Alliance Global Strategic Income Trust, Inc.
                   Alliance Government Reserves
                   Alliance Growth and Income Fund, Inc.
                   Alliance Income Builder Fund, Inc.
                   Alliance International Fund
                   Alliance Limited Maturity Government Fund,
                     Inc.
                   Alliance Money Market Fund
                   Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
                   Alliance Municipal Income Fund II
                   Alliance Municipal Trust

                   Alliance New Europe Fund, Inc.
                   Alliance North American Government Income
                     Trust, Inc.
                   Alliance Premier Growth Fund, Inc.
                   Alliance Quasar Fund, Inc.
                   Alliance Real Estate Investment Fund, Inc.
                   Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
                   Alliance Utility Income Fund, Inc.
                   Alliance Variable Products Series Fund, Inc.
                   Alliance World Income Trust, Inc.
                   Alliance Worldwide Privatization Fund, Inc.
                   Fiduciary Management Associates
                   The Alliance Fund, Inc.
                   The Alliance Portfolios

              (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                Positions and
                         Position and Offices   Offices
Name                     With Underwriter       With Registrant

Michael J. Laughlin      Chairman

Robert L. Errico         President

Kimberly A. Gardner      Senior Vice President

Edmund P. Bergan, Jr.    Senior Vice President, Secretary
                           General Counsel &
                           Secretary

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President

Byron M. Davis           Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Richard E. Khaleel       Senior Vice President

Barbara J. Krumsiek      Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Dusty W. Paschall        Senior Vice President

Antonios G. Poleonadkis  Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Warren W. Babcock III    Vice President

Kenneth F. Barkoff       Vice President

William P. Beanblosson   Vice President

Jack C. Bixler           Vice Presidnet

Casimir F. Bolanowski    Vice President

Kevin T. Cannon          Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Mark J. Dunbar           Vice President

Sohaila S. Farsheed      Vice President

Linda A. Finnerty        Vice President

William C. Fisher        Vice President

Robert M. Frank          Vice President

Gerard J. Friscia        Vice President &
                           Controller

Andrew L. Gangolf        Vice President &       Assistant
                           Associate General    Secretary
                           Counsel

Mark D. Gersten          Vice President         Treasurer and
                                                Chief Financial
                                                Officer

Joseph W. Gibson         Vice President

Troy L. Glawe            Vice President

Herbert H. Goldman       Vice President

James E. Gunter          Vice President

Alan Halfenger           Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Thomas K. Intoccia       Vice President

Robert H. Joseph, Jr.    Vice President &
                           Treasurer

Richard D. Keppler       Vice President

Sheila F. Lamb           Vice President

Thomas Leavitt, III      Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Joanna D. Murray         Vice President

Nicole Nolan-Koester     Vice President

Daniel J. Phillips       Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Robert E. Powers         Vice President

Domenick Pugliese        Vice President &
                           Assistant General
                           Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Raymond S. Scalfani      Vice President

Richard J. Sidell        Vice President

J. William Strott, Jr.   Vice President

Richard E. Tambourine    Vice President

Joseph T. Tocyloski      Vice President

Neil S. Wood             Vice President

Emilie D. Wrapp          Vice President &       Assistant
                           Special Counsel      Secretary

Maria L. Carreras        Assistant Vice
                           President

John W. Cronin           Assistant Vice
                           President

Leon M. Fern             Assistant Vice
                           President

William B. Hanigan       Assistant Vice
                           President

John C. Hershock         Assistant Vice
                           President

James J. Hill            Assistant Vice
                           President

Edward W. Kelly          Assistant Vice
                           President

Patrick Look             Assistant Vice
                           President &
                           Assistant
                           Treasurer

Thomas F. Monnerat       Assistant Vice
                           President

Jeanette M. Nardella     Assistant Vice
                           President

Carol H. Rappa           Assistant Vice
                           President

Lisa Robinson-Cronin     Assistant Vice
                           President

Clara Sierra             Assistant Vice
                           President

Martha Volcker           Assistant Vice
                           President

Wesley S. Williams       Assistant Vice
                           President

Mark R. Manley           Assistant Secretary

              (c)  Not applicable.

ITEM 30.  Location of Accounts and Records

                   The majority of the accounts, books and other
              documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31.  Management Services

              Not applicable.

ITEM 32.  Undertakings

                   The Registrant undertakes to furnish each
              person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                   The Registrant undertakes to provide
              assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment
              Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 29th day of January, 1997.

                             ALLIANCE MUNICIPAL INCOME FUND, INC.

                            by \S\John D. Carifa
                                  John D. Carifa
                                  Chairman and President


         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                   Title            Date

1)  Principal
    Executive Officer


     \S\John D. Carifa          Chairman and     January 29, 1997
      John D. Carifa            President

2.  Principal Financial
    and Accounting Officer


     \S\Mark D. Gersten         Treasurer and    January 29, 1997
      Mark D. Gersten           Chief Financial
                                Officer

3)  All of the Directors

    David H. Dievler
    Ruth S. Block
    John D. Carifa
    James R. Greene
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson


    by \S\Edmund P. Bergan, Jr.                  January 29, 1997
      (Attorney-in-fact)
      Edmund P. Bergan, Jr.

                        Index to Exhibits

    1(b)      Articles Supplementary

    6(b)      Amendment to Distribution Services Agreement

    (11)      Consent of Independent Auditors

    (17)      Financial Data Schedules

    (18)(b)   Rule 18f-3 Plan

    Other Exhibits:
              Powers of Attorney of David H. Dievler, Ruth S.
              Block, John D. Carifa, James R. Greene, James M.
              Hester, Clifford L. Michel and Donald J. Robinson.





































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00250011.AI8